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[GRAPHIC]

                               SUNAMERICA
                               FOCUSED PORTFOLIOS
                                                              2002 ANNUAL REPORT

[GRAPHIC]

                                                             [AIG SUNAMERICA
                                                              MUTUAL FUNDS LOGO]


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TABLE OF CONTENTS

A MESSAGE FROM THE PRESIDENT .............................................. 1

PORTFOLIOS MARKET REVIEW AND OUTLOOK

      SUNAMERICA FOCUSED LARGE-CAP GROWTH PORTFOLIO (SSFAX) ............... 2

      SUNAMERICA FOCUSED MULTI-CAP GROWTH PORTFOLIO (SSAAX) ............... 4

      SUNAMERICA FOCUSED 2000 GROWTH PORTFOLIO (NSKAX) .................... 6

      SUNAMERICA FOCUSED LARGE-CAP VALUE PORTFOLIO (SSLAX) ................ 8

      SUNAMERICA FOCUSED MULTI-CAP VALUE PORTFOLIO (SFVAX) ............... 10

      SUNAMERICA FOCUSED 2000 VALUE PORTFOLIO (SSSAX) .................... 12

      SUNAMERICA FOCUSED GROWTH AND INCOME PORTFOLIO (FOGAX) ............. 14

      SUNAMERICA FOCUSED INTERNATIONAL EQUITY PORTFOLIO (SFINX) .......... 16

      SUNAMERICA FOCUSED TECHNOLOGY PORTFOLIO (STNAX) .................... 18

STATEMENT OF ASSETS AND LIABILITIES ...................................... 20

STATEMENT OF OPERATIONS .................................................. 24

STATEMENT OF CHANGES IN NET ASSETS ....................................... 26

FINANCIAL HIGHLIGHTS ..................................................... 29

PORTFOLIO OF INVESTMENTS ................................................. 34

NOTES TO FINANCIAL STATEMENTS ............................................ 47


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                                                              [AIG SUNAMERICA
                                                              MUTUAL FUNDS LOGO]

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

We are very pleased to present this annual report for the SunAmerica Focused Portfolios. During this twelve-month period, SunAmerica enhanced its array of focused investment options to help you and your adviser fulfill your equity asset allocation objectives. We altered the investment techniques of several of our Style SELECT Portfolios to become Focused Portfolios, and we added several new investment managers. We are extremely proud that many of the nation's top managers lend their stock-picking talents and market insights to our Focused Portfolios.

SunAmerica Focused Large-Cap Growth Portfolio was the first multi-managed focused mutual fund on Wall Street. Now, we are proud to offer you the opportunity to create a complete equity asset allocation that capitalizes on the benefits of focused investing. Every SunAmerica Focused Portfolio features three world class managers, each of whom selects his or her ten favorite stocks for the fund.(1,2) Each fund offers only the very best ideas of today's top managers. We believe that this focused strategy, used by many institutional investors, offers more efficient asset allocation opportunities and avoids portfolio dilution and overdiversification. According to Modern Portfolio Theory, investors do not receive any additional diversification benefits in any single asset class with portfolios holding more than 20 to 30 stocks.(1,3)

Clearly, this focused strategy worked well during the past fiscal year. Despite extreme volatility and disappointing absolute performance in the equity markets as a whole over the past twelve months, the Focused Portfolios' managers were able to add value for our investors. Seven of the nine Focused Portfolios outperformed their benchmark indexes and/or their respective peer groups for the twelve months ended October 31, 2002. All of the Portfolios have a strong record from the longer-term perspective so crucial to reaching their capital appreciation mandates.

On the following pages, one adviser from each of the nine SunAmerica Focused Portfolios discusses the management of his or her portion of the Portfolio over the annual period and offers an investment outlook for the months ahead. The conversations highlight key factors influencing recent performance of the Portfolios and are followed by a complete financial summary and a listing of holdings for each Portfolio.

We thank you for being a part of the success of the SunAmerica Focused Portfolios. We value your confidence in us and look forward to serving your investment needs in the future.

Sincerely,

/s/ Peter A. Harbeck

Peter A. Harbeck
PRESIDENT
AIG SunAmerica Asset Management


(1) Because focused mutual funds are less diversified than typical mutual funds, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk.

(2) Due to potential overlap in each manager's selection, some portfolios may hold less than 30 stocks. The managers in the Focused 2000 Growth and Focused 2000 Value portfolios each select 20 stocks due to liquidity issues, so each of these portfolios may hold as many as 60 stocks.

(3) Source: PORTFOLIO SELECTION, 2nd edition, 1991. As cited in A RANDOM WALK DOWN WALL STREET, Malkiel, Burton. Norton and Company. 1999.

-------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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FOCUSED                                                       2002 ANNUAL REPORT
LARGE-CAP GROWTH PORTFOLIO
(Formerly Focused Growth Portfolio)

FUND FOCUS
Focused Large-Cap Growth Portfolio Class A outperforms S&P 500 Index, Russell 1000 Growth Index; ranks in Top 10% of Lipper Category Average and Top 15% of Morningstar Category Average for 12-month period ended October 31, 2002*

Q&A

FRED ALGER, DAN CHUNG AND TEAM, Portfolio Managers
FRED ALGER MANAGEMENT, INC.

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST TWELVE MONTHS?

The fiscal year ended October 31, 2002 was an extraordinarily difficult period for equity investors. At the start of the period, the equity market succeeded in capitalizing on positive stock movement from an October 2001 rally. Fueled in part by interest rate cuts by the Federal Reserve Board both in November and December, stocks moved higher in the last two months of the calendar year and seemed to be headed toward the New Year with strong momentum. The first quarter of 2002 brought an abrupt end to such momentum. The Federal Reserve Board did not make any further interest rate cuts during these months. Furthermore, the Enron affair as well as geopolitical turmoil in Afghanistan and the Middle East cast a pall over the markets at a time when news of positive economic indicators should have led to a modest rally. Most equity indices slipped lower during January and February, with value stocks holding up far better than growth stocks. Stock prices recovered somewhat in March, this time with growth stocks leading the way.

Despite a steady stream of data indicating growth in the U.S. economy and a recovery of corporate profits, the equity markets continued to drop during the second quarter of 2002 on news of further corporate malfeasance. The neutral stance of the Federal Reserve Board provided no impetus for renewed investor optimism. Growth stocks and large-cap stocks were impacted most. The downward spiral continued through the third calendar quarter. Unsettled by negative earnings preannouncements, weaker consumer confidence, and disappointing job growth, investors found very little reason to buy. Concern over a possible war with Iraq and unresolved corporate accounting scandals only exacerbated the sell-off.

With the S&P 500 Index reaching five-year lows by the end of September, October brought some much-needed relief. Led by large-cap growth stocks, the markets moved higher on a batch of surprisingly good earnings reports from bellwethers like Citigroup, IBM, and General Motors. Nevertheless, with the exact timing of a market bottom unclear, investors continued to feel the effects of the post-bubble correction.

Throughout the fiscal year, we continued to be guided by the same philosophy we have adhered to since our inception in 1964. That is, that the most profitable investment opportunities are found in companies experiencing a period of rapid change. We believe these dynamic companies fall into one of two categories.

- HIGH UNIT VOLUME GROWTH--These are vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms offering new or improved products or firms simply fulfilling an increased demand for an existing product line.

- POSITIVE LIFE CYCLE CHANGE--These are companies experiencing a major change expected to bring advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

We believe companies in both these categories are likely to enjoy dynamic earnings growth that will stimulate investor response and create a powerful upward movement in their stocks' prices. We rely on in-depth, fundamental research to discover these companies early--before they are recognized as "surprise situations" by the rest of the market.

Our portion of the Portfolio outperformed both the Russell 1000 Growth Index and the Lipper Large-Cap Growth Fund Index for the twelve months ended October 31, 2002. However, it slightly underperformed the S&P 500 Index during the period.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

The Portfolio suffered from an inherent growth bias during a period of time when value-oriented stocks significantly outperformed growth-oriented stocks across all market capitalizations, including large-cap stocks. Specifically, the Russell 1000 Growth Index produced an annual return of -19.62%, as compared to the Russell 1000 Value Index annual return of -10.02%. However, the Alger portfolio management team succeeded in limiting the degree of losses.

Our portion of the Portfolio benefited from strong stock selection in the technology sector, but was hurt by a slight overweighting in the weak health care sector. We held eBay Inc., First Data Corp., and Johnson & Johnson Inc. in the Portfolio throughout the twelve-month period, and all three stocks succeeded in generating positive total returns despite the poor equity market conditions.

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Focused Portfolios 2002 Annual Report                        [AIG SUNAMERICA
                                                              MUTUAL FUNDS LOGO]

FUND OBJECTIVE
Seeks long-term growth of capital through a focused portfolio of no more than 30 large-cap stocks

ADVISERS

[MARISCO LOGO]
[SALOMON BROTHERS LOGO]
[ALGER LOGO]

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR AND INTO 2003?

We believe that the equity market has bottomed and that the next several months represent an opportunity for aggressive buying. Our optimism is based not on inflated projections for the level of the stock indices, but rather on an analysis of equity prices and their earnings yield compared to the yield on bonds. The equity market has clearly been shedding the excess valuations of the late 1990s, and we believe it has overshot on the downside. In general, capitalism is a process of creative destruction, and with every loss there is some gain. Though the paradigm of the 1990s growth company may be extinct, we are committed to identifying a new set of companies that could define growth as we look ahead.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The S&P 500 Index is the Standard & Poor 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Russell 1000 Growth Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 1,000 largest U.S. companies with higher growth rates and price to book ratios. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Morningstar proprietary ratings reflect historical risk-adjusted performance as of October 31, 2002. They are subject to change every month. Investors cannot actually make investments in these indices.

                      AVERAGE ANNUAL RETURNS AS OF 10/31/02

                                                           RETURN
                                                            SINCE
                                                          INCEPTION
                                1 YR     3 YR      5 YR    (6/8/98)
                              -------   -------    ----   ---------
A Shares At Net Asset Value   -12.44%   -11.76%     N/A      1.27%

A Shares With Maximum
  Sales Charge                -17.46%   -13.48%     N/A     -0.08%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The performance data does not reflect the deduction of taxes that a shareholder would pay on the Fund distribution or the redemption of Fund shares.

The investment return and principal value of the investment will fluctuate so that an investor's shares, when redeemed, maybe worth more or less than the original cost.

The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

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FOCUSED                                                       2002 ANNUAL REPORT
MULTI-CAP GROWTH PORTFOLIO
(Formerly Style SELECT Series Multi-Cap Growth Portfolio)

FUND FOCUS
Focused Multi-Cap Growth Portfolio Class A outperforms Russell 3000 Growth Index; ranks in Top 10% of Lipper Category Average and Top 15% of Morningstar Category Average for 12-month period ended October 31, 2002*

Q&A

SCOTT SCHOELZEL AND TEAM, Portfolio Managers
JANUS CAPITAL MANAGEMENT, INC.

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST TWELVE MONTHS?

At Janus, we focus on companies experiencing above-average growth and on undiscovered investment opportunities. In the Focused Multi-Cap Growth Portfolio, we focus on a select number of well-understood businesses, frequently monitor those positions, and hold those we have the most conviction in for the longer term. We particularly emphasize large-cap growth stocks that hold the first or second industry position and have credible management, aggressive stock repurchase programs, and low debt.

Historically, we believed that the best way to make real money in the equity markets was threefold. To a) know companies, their business models, and the people running them better than our competitors did; b) keep investments to a relative few; and c) have the conviction to hold them through thick and occasionally thin--all the while checking and re-checking our investment thesis. The markets of this past fiscal year were different. Competitive advantage was more fleeting. Capital flows were much more efficient. The proliferation of nearly $1 trillion in hedge funds changed the game profoundly. Together, these factors led us to believe that more active trading might be necessary to achieve outperformance. That said, we also deeply believe Janus' style of fundamental research was, and continues to be, well suited to navigate this changed investment environment.

For the twelve months ended October 31, 2002, our portion of the Portfolio performed in line with the Russell 3000 Growth Index, but like virtually every individual investor, we are quite disappointed with our negative absolute returns. In these challenging market conditions, we maintained a somewhat defensive stance.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

We diversified our portion of the Portfolio by initiating a few new positions and by adding incrementally to a number of existing holdings. We added General Dynamics, SLM, and Kohl's.

As a supplier of sophisticated defense systems to the U.S. and its allies, we believe General Dynamics may see a rise in demand for its systems due to increased geopolitical tensions in the Middle East, the ongoing war on terrorism, and potential conflict in Iraq. SLM provides a variety of financial services, processing capabilities, and information technology to meet the needs of educational institutions, lenders, and students. Our investment thesis for this company includes, among other factors, an anticipated rise in college enrollments. Kohl's, an operator of family-oriented specialty department stores, continued to perform well in the weak economic environment by offering consumers discounted prices.

We sold or meaningfully trimmed the Portfolio's positions in technology and telecommunications companies, such as Nokia and Qualcomm. We continued to hold a few select technology stocks, but we opted to maintain limited exposure to this sector until it becomes clear that business capital spending has markedly improved.

Some of the Portfolio's better performing holdings during the fiscal year included Bank of America and Wells Fargo, two strong bank franchises. One of our poorer performing stocks was AOL Time Warner. We believe AOL Time Warner's assets remain strong and the so-called scandals that pressured its share price during the period lack true merit. Thus, despite its current unpopularity, we maintained the Portfolio's position in this stock.

Our net invested position remained about the same. As has been our long-term philosophy, when we can find companies that we believe have an improving business and financial model, unquestioned managerial integrity, and a compelling valuation, we will invest Portfolio assets. When we are not convinced that all of these characteristics are in place, we are content to wait patiently and continue our search.

Focused Portfolios 2002 Annual Report                        [AIG SUNAMERICA
                                                              MUTUAL FUNDS LOGO]

FUND OBJECTIVE
Seeks long-term growth of capital through a focused portfolio of no more than 30 stocks, without regard to market capitalization

ADVISERS

[JANUS LOGO]
[CREDIT SUISSE/ASSET MANAGEMENT LOGO]
[AIG SUNAMERICA ASSET MANAGEMENT LOGO]

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR AND INTO 2003?

Among the dominant issues affecting the outlook for stocks during the past fiscal year were ever widening accounting and management integrity scandals. As these and other related issues captured the headlines, the public's confidence continued to erode, and the equity markets trended lower. Although we believe that stock valuations are beginning to look interesting, we also believe that we need more than cheap valuations to get this equity market truly moving forward again. Potential macro-catalysts include some sense of resolution to the corporate integrity-related concerns, clarity on both Iraq and the war on terrorism, and the conclusion of the November 2002 elections.

That said, we continue to be optimistic about the future and about finding solutions for each of the seemingly insurmountable problems that face us--we always have. We remain committed to navigating our investors through this bear market and into brighter days.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Russell 3000 Growth Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 3,000 largest U.S. companies with higher growth rates and price to book ratios. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Morningstar proprietary ratings reflect historical risk-adjusted performance as of October 31, 2002. They are subject to change every month. Investors cannot actually make investments in these indices.

                      AVERAGE ANNUAL RETURNS AS OF 10/31/02

                                                                    RETURN
                                                                     SINCE
                                                                   INCEPTION
                               1 YR           3 YR       5 YR      (11/19/96)
                              -------       -------      -----     ----------
A Shares At Net Asset Value   -10.58%       -11.38%      2.87%        6.63%

A Shares With Maximum
  Sales Charge                -15.72%       -13.11%      1.65%        5.58%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The performance data does not reflect the deduction of taxes that a shareholder would pay on the Fund distribution or the redemption of Fund shares.

The investment return and principal value of the investment will fluctuate so that an investor's shares, when redeemed, maybe worth more or less than the original cost.

The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

FOCUSED                                                      2002 ANNUAL REPORT
2000 GROWTH PORTFOLIO
(Formerly Style SELECT Series Small-Cap Growth Portfolio)

FUND FOCUS
Focused 2000 Growth Portfolio Class A outperforms Russell 2000 Growth Index; ranks in Top 20% of Lipper Category Average and Top 25% of Morningstar Category Average for 12-month period ended October 31, 2002*

Q&A

AUDREY JONES AND TEAM, Portfolio Managers
DEUTSCHE ASSET MANAGEMENT, INC.

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST TWELVE MONTHS?

We began managing our portion of the Portfolio in April 2002. At Deutsche Asset Management, we focus on smaller-cap companies with above average growth prospects selling at reasonable valuations with the potential to be the blue chips of the future. We also focus on individual stock selection with the goal of providing value-added performance relative to the universe of smaller U.S. companies. We use extensive and intensive fundamental research to identify companies with innovation, a leading or dominant position in their niche markets, a high rate of return on invested capital, and the ability to finance a major part of future growth from internal sources. We strictly adhere to our sell discipline to reduce exposure to stocks with diminished appreciation potential, and we seek to use the volatility of the marketplace to our investors' advantage by initiating or adding to positions on weakness. In this Focused Portfolio, only our very best ideas are represented.

For the six months since we began managing our portion of the Portfolio, the smaller-cap equity market, as measured by the Russell 2000 Index, underperformed its large-cap brethren, as measured by the S&P 500 Index. In May, renewed warnings of potential terrorist attacks, escalating tensions between nuclear powers India and Pakistan, and frequent suicide bombings in Israel weighed on investor sentiment. In June, indicators of U.S. economic improvement were overshadowed by investor disenchantment with corporate accounting scandals, negative media coverage of CEO self-dealing investigations, concerns regarding terrorism, the decline of the U.S. dollar, and negative equity market performance. Value stocks significantly outperformed growth stocks within the small-cap sector for the second calendar quarter.

During the third calendar quarter, fears of a double-dip recession, media coverage of expanding corporate accounting debacles, lackluster corporate earnings announcements, and increasing tensions in the Middle East and Iraq contributed to the U.S. equity market's negative performance. Both value and growth stocks suffered. Small-cap securities were hit particularly hard due to the comparative lack of liquidity in this segment of the equity market. In October, the equity markets finally rebounded, with the growth segment leading the way. Within the smaller-cap equity markets, the technology sector posted the strongest gains, led by the electronics semiconductor industry.

Despite this volatile backdrop, our portion of the Portfolio outperformed both the Russell 2000 Index and the Russell 2000 Growth Index for the period from May 1, 2002 through October 31, 2002. While the equity markets as a whole, including smaller-cap equities, posted disappointing absolute performance, the fund's relative outperformance was due primarily to strong specific stock selection.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

The top securities by contribution during the period included Fresh Del Monte Products in consumer staples, Connetics Corp. in health care, Gildan Activewear, Chicos FAS, and Aeropostale in consumer discretionary, Wintrust Financial Corp. in financials, and Unit Corp. in energy. The bottom securities by contribution included Tropical Sportswear, Furniture Brands International, and La-Z-Boy Inc. in consumer discretionary, Quaker Fabric in materials & processing, and Photon Dynamics in electronics.

For the period from May 1 through October 31, the Portfolio's strong stock selection in the consumer, health care, energy, and capital goods sectors and its underweighting in the technology sector boosted relative performance. Underweightings in the credit sensitive and utilities sectors hurt performance.

Focused Portfolios 2002 Annual Report                        [AIG SUNAMERICA
                                                              MUTUAL FUNDS LOGO]

FUND OBJECTIVE
Seeks long-term growth of capital through a focused portfolio of no more than 60 stocks that are similar to those which may be included in the Russell 2000 Growth Index

ADVISERS

[BARON FUNDS LOGO]
[OBERWEIS LOGO]
[DEUTSCHE ASSET MANAGEMENT LOGO]

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR AND INTO 2003?

Based on possible contraction in the manufacturing sector and slower consumer spending in the last months of the fiscal year, it appears as though U.S. economic growth is entering a tenuous recovery stage. However, there are positive signs that growth continues in certain segments of the U.S. economy, such as the service sector. In our view, the consumer remains the key to U.S. economic recovery. At the same time, for the recovery to be sustainable, we believe there will need to be a revival in business investment spending and a firming of labor market conditions.

We see the primary risks for the months ahead led by consumer and investor sentiment that could erode further due to negative economic news and/or geopolitical events. Ill-timed monetary policy action could also have a negative impact on the U.S. equity markets. Stagnant business capital spending and/or a weakening in the real estate market could prolong the bear market. Overall, earnings disappointments continue to present the primary investment risk.

As for smaller-cap equities more specifically, the third calendar quarter saw the Russell 2000 Index experience its third worst decline in history and the consequent underperformance of the smaller-cap equity segment relative to large-caps. However, coming out of these challenging periods, the average returns of smaller-cap equities for the following quarter have historically been positive the majority of the time. There also continues to be a number of other encouraging factors that should support superior smaller-cap performance relative to the large-cap equity market. For example, while past performance is no guarantee of future results, coming out of recessions, small-cap stock earnings have historically exceeded those of large-cap stocks. Better fundamentals are also relevant to the current period, as small-cap equities have seen better relative earnings growth than their larger counterparts in nine of the last ten quarters.

We continue to seek to invest in fundamentally sound companies with strong balance sheets. Despite the recent and anticipated high volatility in the stock market, we remain disciplined in our investment process. It is also important to remember that investors should take a long-term view when investing in this segment of the market, as returns can be volatile in the short term.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Russell 2000 Growth Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,000 smallest companies out of the 3,000 largest U.S. companies with higher growth rates and price-to-book ratios. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Morningstar proprietary ratings reflect historical risk-adjusted performance as of October 31, 2002. They are subject to change every month. Investors cannot actually make investments in these indices.

                      AVERAGE ANNUAL RETURNS AS OF 10/31/02

                                                                 RETURN
                                                                  SINCE
                                                                INCEPTION
                                  1 YR     3 YR     5 YR        (1/6/98)
                                 -------  ------  -------       ---------
A Shares At Net Asset Value      -10.99%  -5.29%     N/A          1.77%

A Shares With Maximum
  Sales Charge                   -16.11%  -7.14%     N/A          0.53%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The performance data does not reflect the deduction of taxes that a shareholder would pay on the Fund distribution or the redemption of Fund shares.

The investment return and principal value of the investment will fluctuate so that an investor's shares, when redeemed, maybe worth more or less than the original cost.

The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

FOCUSED                                                       2002 ANNUAL REPORT
LARGE-CAP VALUE PORTFOLIO
(Formerly Style SELECT Series Large-Cap Value Portfolio)

FUND FOCUS
Focused Large-Cap Value Portfolio Class A outperforms Lipper and Morningstar Category Averages for 3-year period ended October 31, 2002*

Q&A

DAVID DREMAN AND TEAM, Portfolio Managers
DREMAN VALUE MANAGEMENT, LLC

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST TWELVE MONTHS?

We took over the management of our portion of the Portfolio in April 2002 and have used the same value discipline we have been applying for more than twenty years without style drift. Our approach to investing is to focus on stocks that we believe are cheap based on well-recognized value metrics, such as low price/earnings, price/cashflow, and price/book ratios and high dividend yield. Because we focus on stocks that are out of favor or that the market has put on sale, our style is often called "contrarian value." Our style is driven by in-house fundamental analysis, and bottom-up stock picking is our hallmark. We are also sensitive to the macroeconomic environment in constructing our portfolios. For example, given recent economic conditions, we believe a focus on companies with growth prospects not dependent on a booming economy is most appropriate.

Consistent with our contrarian value approach, we significantly restructured our portion of the Portfolio during April and May. We added stocks with attractive combinations of value and future growth prospects. We also took advantage of the market turmoil to add several stocks that had experienced steep declines. Other additions to the portfolio were companies that we believe offer stable earnings growth in a difficult economic environment.

The period from April through October was difficult from a performance standpoint. In fact, the third quarter was the worst quarterly performance period for the equity markets since the 1987 correction. The month of October ushered in a sharp rebound, but technology and other growth-oriented stocks led the way, not value stocks. Not unexpectedly, then, several of the Portfolio's holdings suffered steep declines during these months. Our portion of the Portfolio underperformed the Russell 1000 Value Index.*

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

We added Tyco, Electronic Data Systems, El Paso, and Bristol Myers Squibb to the Portfolio. In the short run, these positions have hurt performance, as they continued to experience weakness after we purchased them. However, we believe the market overreacted to near-term problems, creating the opportunity for significant appreciation in the years ahead. For example, El Paso Corp., the second largest natural gas pipeline in the country, was knocked down sharply by the fallout from the California energy crisis and the subsequent price-fixing and capacity-related scandals and lawsuits. By our calculation, however, El Paso has an attractive price/book value based on its oil and gas reserves and gas pipelines.

Tyco's corporate management problems were much in the headlines. New management has been put in place, and we believe the underlying businesses that make up the conglomerate are fundamentally strong. The fallout from the scandals gave us an opportunity to add the stock at an attractive price, and we believe that over the course of the coming year, we could see strong appreciation in its share price. Bristol Myers Squibb was attractive because of the historically low valuation it reached when the market sold off drug companies in general based on concerns over near-term product pipelines. Though the near term may be challenging for the company, we believe Bristol Myers Squibb is well positioned for the widely anticipated spending increase on pharmaceuticals as baby boomers age.

The rest of our portion of the Portfolio included Philip Morris, Fannie Mae, Freddie Mac, Washington Mutual, Devon Energy and Schering Plough. Philip Morris, the country's largest tobacco and food company, suffered a setback after losing a court case in California. We fully expect the surprisingly high punitive damages awarded to be drastically reduced as the appeals process ensues. With a strong dividend yield, low price/earnings ratio, and earnings growth estimates in the 9% to 10% range over the next several years, we expect Philip Morris to regain lost ground in the coming months.

Fannie Mae and Freddie Mac have an impressive track record of earnings growth and price appreciation. However these two companies experienced price declines to valuation levels not seen in many years. This was primarily due to market concerns about potential earnings declines from significant increases in mortgage defaults. We believe that such an isolated focus is misplaced. We would argue that Fannie Mae's and Freddie Mac's degrees of leverage are not outsized relative to the banking sector and that given these companies' price/earnings ratios and earnings growth, both offer attractive value in the current economy.

Focused Portfolios 2002 Annual Report                        [AIG SUNAMERICA
                                                              MUTUAL FUNDS LOGO]

FUND OBJECTIVE
Seeks long-term growth of capital through a focused portfolio of no more than 30 large-cap stocks that the advisers believe to be undervalued in the market

ADVISERS
[DVM LOGO]
[OAKMARK FAMILY OF FUNDS LOGO]
[WELLINGTON MANAGEMENT LOGO]

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR AND INTO 2003?

We hope that the equity market bottom in September signaled the end of the bear market, and certainly there was a sharp rebound in October. However, we remain cautious on prospects for the near term. On the economic front, our concerns include high levels of consumer and corporate debt, an unsustainable current account deficit, extremely low capacity utilization that inhibits capital investment, disappointing economic performance in several key nations abroad, and deflationary pressures caused by import floods from China and other lesser developed countries. Not all of the economic news is bad however. The U.S. experienced impressive productivity growth this year. We are hopeful that despite the near-term challenges, both consumers and corporations will be in "balance sheet shape" to lead the economy back to a path of sustainable growth.

We also have concerns about the high valuation levels of the equity market. In fact, the current market multiple is more indicative of a market top than it is a market bottom. We expect 2003 earnings forecasts to decrease dramatically over the next several quarters. Even so, we believe that value-oriented stocks can perform admirably. While history is no guarantee of future performance, it may serve as a useful guide. After the 1973-74 bear market, value stocks experienced strong performance over the next ten years, even with lackluster performance by the broader equity market. We expect that value stocks will lead the way out of the current bear market as well.

Given this view, we believe our ongoing focus on companies with strong fundamentals, above-average dividend yield, and earnings growth prospects that can hold up in a weak economy is the prudent strategy. We believe that the Portfolio's holdings in healthcare, tobacco, energy, and financials should lead to strong performance in the quarters ahead.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Russell 1000 Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 1,000 largest U.S. companies with lower growth rates and price to book ratios. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Morningstar proprietary ratings reflect historical risk-adjusted performance as of October 31, 2002. They are subject to change every month. Investors cannot actually make investments in this index.

                      AVERAGE ANNUAL RETURNS AS OF 10/31/02

                                                                   RETURN
                                                                    SINCE
                                                                  INCEPTION
                                      1 YR       3 YR      5 YR    (10/15/97)
                                    -------     ------     -----  -----------
A Shares At Net Asset Value         -14.93%     -5.37%     0.21%    -0.83%

A Shares With Maximum
  Sales Charge                      -19.84%     -7.23%    -0.97%    -1.99%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The performance data does not reflect the deduction of taxes that a shareholder would pay on the Fund distribution or the redemption of Fund shares.

The investment return and principal value of the investment will fluctuate so that an investor's shares, when redeemed, maybe worth more or less than the original cost.

The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

FOCUSED                                                       2002 ANNUAL REPORT
MULTI-CAP VALUE PORTFOLIO
(Formerly Focused Value Portfolio)

FUND FOCUS
Focused Multi-Cap Value Portfolio Class A ranks in Top 1% of Morningstar Category Average for 3-year period ended October 31, 2002*

Q&A

WILLIAM V. FRIES AND TEAM, Portfolio Managers
THORNBURG INVESTMENT MANAGEMENT, INC.

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST TWELVE MONTHS?

The twelve months ended October 31 were among the most challenging for equity investors in decades. Such an environment might ostensibly appear to present an opportunity for our comprehensive value approach to achieve superior returns. In fact, value stocks outperformed growth stocks for the annual period in each capitalization sector. However, volatility was extremely high. When the fiscal year began in the last months of 2001, the coalition's success in Afghanistan seemed evident, and the equity markets responded favorably. It also appeared that economic recovery was imminent. However, the classic economic rebound that was so widely expected, and that we invested for, did not develop as anticipated. As the fiscal year progressed, accounting scandals dominated, and the equity markets lost ground for six months in a row. Both value and growth oriented stocks suffered. U.S. stocks finally rallied in October, turning in their best monthly performance in 15 years. Still, the equity indices were down for the year.

Throughout, we adhered to our strategy of seeking promising companies with sound business fundamentals at prices that are significantly discounted from their intrinsic values. We selected stocks from across a broad spectrum of industries, including cyclical stocks available at low valuations. We also sought the stocks of companies that were more consistent earners as well as younger, more dynamic emerging entities. We view stock selection as the ultimate form of risk control and try to make sure each name in the Portfolio bolsters its risk/reward characteristics. However, as is par for the course, some stock positions performed comparatively well, while others disappointed over the fiscal year.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

For the year as a whole or for the applicable holding periods, financial services companies Washington Mutual, MBNA, and U.S. Bancorp, oil and gas producer XTO Energy, and health care provider Anthem performed well. Taking advantage of high market volatility, we were able to take some profits on our position in E-Trade Group.

We added Flextronics, Nortel Networks, and Sprint PCS to the Portfolio during the first calendar quarter. However, these holdings soon proved disappointing, and so when it became evident during the summer that neither a strong economic bounce nor a recovery in these businesses would soon be seen, we eliminated them. We did not eliminate several other poor performers, including media companies AOL Time Warner and Comcast. We believed that most of the fundamental disappointments in these companies were in the process of repair.

In the final quarter of the fiscal year, Portfolio returns improved from the lows experienced in July. Even though the U.S. economy remained soft, a number of Portfolio holdings, including AOL Time Warner, Comcast, MBNA, and pharmaceutical company Caremark Rx recovered nicely from their trough levels. A shift in focus early in the summer away from cyclical issues toward companies with stable or annuity-like revenue streams also contributed to improved relative results in these last months of the period.

Focused Portfolios 2002 Annual Report                        [AIG SUNAMERICA
                                                              MUTUAL FUNDS LOGO]

FUND OBJECTIVE
Seeks long-term growth of capital by investing generally in 30 equity securities that the advisers believe are undervalued in the market, without regard to market capitalization

ADVISERS

[THIRD AVENUE FUNDS LOGO]
[THORNBURG INVESTMENT MANAGEMENT LOGO]
[AMERICAN CENTURY LOGO]

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR AND INTO 2003?

As we contemplate new investments, our focus is on finding depressed stocks that have already experienced the contraction and constrained profitability that comes with the current bear market forces. While we believe it continues to be a time for great care in stock selection, we also view it is as a time of meaningful opportunity.

Investor concerns centering on corporate governance and accounting and trust in public companies have created a psychology typical of market troughs. With a war in Iraq also remaining a possibility, investor anxiety remains high. However, the focus of businesses over the past year has been to right-size their work force, cut unnecessary costs, and improve productivity. Thus, as the economy continues its steady but sluggish recovery, we believe that corporate profit margins will likely improve. In turn, we think investor optimism will see an upturn as well.

We remain confident that our portion of the Portfolio, consisting of modestly valued but promising companies, will participate in any market recovery. We also believe that our comprehensive value approach is right for the challenging times ahead. In our view, a position in the Multi-Cap Value Portfolio may be particularly helpful to investors in weathering adverse markets as well as participating in market gains during periods of prosperity, regardless of the particular investment style that may be in favor at any given time.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk-adjusted performance as of October 31, 2002. They are subject to change every month. Investors cannot actually make investments in these indices.

                      AVERAGE ANNUAL RETURNS AS OF 10/31/02

                                                                  RETURN
                                                                   SINCE
                                                                 INCEPTION
                                      1 YR       3 YR    5 YR    (11/1/99)
                                    -------      -----  ------   ---------
A Shares At Net Asset Value         -17.09%       N/A     N/A      4.87%

A Shares With Maximum
  Sales Charge                      -21.87%       N/A     N/A      2.83%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The performance data does not reflect the deduction of taxes that a shareholder would pay on the Fund distribution or the redemption of Fund shares.

The investment return and principal value of the investment will fluctuate so that an investor's shares, when redeemed, maybe worth more or less than the original cost.

The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

                                                              2002 ANNUAL REPORT

FOCUSED 2000 VALUE PORTFOLIO
(Formerly Style SELECT Series Small-Cap Value Portfolio)

FUND FOCUS
Focused 2000 Value Portfolio Class A outperforms Russell 2000 Index and Lipper Category Average for 12-month period ended October 31, 2002*

Q&A

STEVEN L. POLLACK, CFA AND TEAM, Portfolio Managers
BOSTON PARTNERS ASSET MANAGEMENT, L.P.

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST TWELVE MONTHS?

We began managing our portion of the Portfolio on May 1, 2002. At Boston Partners, we utilize a bottom-up stock selection process focusing on three tenets: a disciplined value approach, intensive internal research, and risk aversion. Our portfolio holdings generally exhibit three distinct characteristics. These are:

-    ATTRACTIVE VALUATION--"How much are we paying for this company?"

-    SOUND BUSINESS FUNDAMENTALS--"What is the company worth?"

-    POSITIVE EARNINGS MOMENTUM--"What are the company's business prospects?"


Throughout the fiscal year, the equity markets have been extremely volatile, with investors penalizing companies involved in aggressive accounting measures, egregious executive compensation, sloppy corporate governance, and questionable relationships with Wall Street brokers and investment bankers. While all of this cleansing has caused short-term pain, we believe it should make way for a better investing environment in the longer term. Investors have remembered that valuations and the ways in which companies attain their valuations do matter.

For the six months since we began managing our portion of the Portfolio, it has outperformed both the Russell 2000 Index* and the Russell 2000 Value Index*. Our strong relative performance centers on a few sectors--consumer non-durables, technology, and health care.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

The consumer non-durables sectors added value to the Portfolio versus the benchmark due to a higher weighting and positive contributions from Bunge Ltd. and Carolina Group. Bunge Ltd., the largest processor of soybeans in North and South America, is a particularly interesting holding. It is attractively valued and has sound business fundamentals with good returns on capital and earnings per share momentum. Further, it has a catalyst in place in the form of a recently completed acquisition in Europe that should be very beneficial to its earnings outlook.

In the technology and health care sectors, the primary source of value to the Portfolio during this period was the avoidance of some major losers. These included Palm, Inc., Credence Systems, and Adaptec in technology and Kindred Healthcare and Beverly Enterprises in healthcare. When the equity market rallied in October, technology firm Network Associates was a strong contributor to Portfolio performance as were finance companies White Mountain Insurance Group, Radian Group and Golden State Bancorp.

A recent addition to the Portfolio was BJ's Wholesale Club in the consumer services sector. We initiated a position in BJ's in early October at $15.47 per share, when it was trading at 8x next year's earnings. BJ's is a leading warehouse club retailer with a very strong balance sheet and high returns on capital. However, the stock had gotten to depressed levels due to investors' fears of over-saturation in the marketplace and a slowdown in consumer spending. We believe that the warehouse club retailers will continue to take market share from the supermarkets and department stores based on their significant cost advantages. The stock was up to $20.22 per share on October 31, 2002, and based on our analysis, there is still some upside potential.

Focused Portfolios 2002 Annual Report                          [AIG SUNAMERICA
                                                              MUTUAL FUNDS LOGO]

FUND OBJECTIVE
Seeks long-term growth of capital through a focused portfolio of no more than 60 stocks that are similar to those which may be included in the Russell 2000 Value Index

ADVISERS

[THIRD AVENUE FUNDS LOGO]
[BERGER LOGO]
[BOSTON PARTNERS ASSET MANAGEMENT, L.P. LOGO]

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR AND INTO 2003?

In our view, equity valuations are becoming more reasonable based on the purging of the market excesses built up during the late 1990s. One by one, investors have been eradicating the bubbles. First it was the dot.coms, then technology and telecommunications, followed closely by consumer stocks. While the pain may get worse before it gets better, we believe that the aftermath of past speculation will eventually produce positive results. There should be greater transparency in corporate results, tougher auditors, closer scrutiny of compensation packages, higher quality of earnings, and higher equity valuations. Looking forward, we anticipate that the equity markets should begin to post returns closer to historical norms.

At the same time, we believe the equity market environment will continue to be highly volatile, as investors react to every piece of news, good or bad. The equity markets were strong in October with both growth and value stocks participating in the rally. Despite this, signs of economic recovery remain tenuous.

In this environment, Boston Partners' bottom-up, fundamentally driven value investment process and philosophy should be rewarded. We continue to pay very close attention to balance sheet and income statement items that measure financial stability and profitability. We also continue to look for companies with manageable debt loads, stable and rising free cash flow, attentive management, and a visible earnings stream.


*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Russell 2000 Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,000 smallest companies out of the 3,000 largest U.S. companies. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Investors cannot actually make investments in these indices. The Russell 2000 Value Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,000 smallest companies out of the 3,000 largest U.S. companies with lower growth rates and price-to-book ratios.

                      AVERAGE ANNUAL RETURNS AS OF 10/31/02

                                                        RETURN
                                                         SINCE
                                                       INCEPTION
                               1 YR    3 YR    5 YR    (10/15/97)
                             -------  ------  ------   ---------
A Shares At Net Asset Value   -9.13%   6.49%   3.10%     2.48%

A Shares With Maximum
  SalesCharge                -14.36%   4.42%   1.89%     1.29%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The performance data does not reflect the deduction of taxes that a shareholder would pay on the Fund distribution or the redemption of Fund shares.

The investment return and principal value of the investment will fluctuate so that an investor's shares, when redeemed, maybe worth more or less than the original cost.

The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

FOCUSED                                                      2002  ANNUAL REPORT
GROWTH AND INCOME  PORTFOLIO

FUND  FOCUS
Focused Growth and Income Portfolio Class A outperforms S&P 500 Index and Russell 1000 Value Index; ranks in Top 5% of Lipper Category Average and Top 10% of Morningstar Category Average for 12-month period ended October 31, 2002*

Q&A
THOMAS F. MARSICO AND TEAM, Portfolio Managers
MARSICO CAPITAL MANAGEMENT, LLC

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST TWELVE MONTHS?

Our portion of the Portfolio performed comparatively well over the twelve months ended October 31, 2002, outperforming the S&P 500 Index for the period. There were a variety of factors contributing to our relative outperformance. In particular, the Portfolio benefited from investments in the health care, consumer discretionary, financial, and, to a lesser degree, industrial sectors. In our view, consumer spending overall was quite healthy through the annual period, due to factors such as low interest rates, rising home prices, and generally constrained rates of inflation.

The Portfolio's performance was also a function of our generally avoiding investments in the information technology and telecommunications sectors. As of yet, we have not seen evidence of a sustainable turnaround in either of these sectors. We believe they generally continue to be plagued by a glut of capacity, an absence of pricing power, and weak corporate capital spending.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

Our portion of the Portfolio maintained an overweight position, as compared to the S&P 500 Index, in the health care equipment and services industry. To the benefit of the Portfolio, this industry substantially outperformed the broad equity market during the fiscal year. Effective stock selection within the industry also added value, as the Portfolio's aggregate holdings had positive annual performance. Most notably, the Portfolio had a significant investment in UnitedHealth Group, which rose in price by more than 38% during the twelve months.

The Portfolio also maintained an overweighting in the consumer discretionary sector, with hotel/leisure and retailing companies being primary areas of emphasis. Stock selection added to performance as well. Home Depot, Tiffany & Co. and MGM Grand positively impacted Portfolio performance most. We sold the Portfolio's position in Home Depot in December 2001, taking sizable profits.

Our primary "blemish" in terms of absolute performance during the annual period was a generally underweighted position in the banking industry. While the Portfolio's financial holdings added to performance, this investment allocation posture created a significant opportunity cost, as the banking industry was one of the best-performing areas in the S&P 500 Index. To a lesser extent, the Portfolio's relative lack of exposure to the consumer staples sector detracted from investment results. This sector posted a modest but positive return for the fiscal year, making it one of the stronger performing groups in the S&P 500 Index.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR AND INTO 2003?

While certain sectors of the stock market may remain overpriced, there are other areas that seem quite compelling to us in terms of valuations and earnings growth potential. We believe that reported earnings for corporate America, although under close auditors' scrutiny, are not as unreliable as well-publicized accounting scandals might suggest. In our view, many companies do have highly competent and ethical management teams, conservative accounting standards, good financial disclosure policies, strong balance sheets, excellent distribution capabilities, outstanding products and services, and the ability to generate real cash earnings. These are the types of companies we have always sought to identify in our investment process. We continue to believe that these companies are the ones, going forward, that offer compelling capital appreciation potential.

Focused Portfolios 2002 Annual Report                         [AIG SUNAMERICA
                                                              MUTUAL FUNDS LOGO]

FUND  OBJECTIVE
Invests primarily in equity securities believed to be poised for growth, are undervalued or are likely to pay quarterly dividends

ADVISERS

[MARISCO LOGO]
[THORNBURG INVESTMENT MANAGEMENT LOGO]
[OAKMARK FAMILY OF FUNDS LOGO]

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The S&P 500 Index is the Standard & Poor 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Russell 1000 Value Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 1,000 largest U.S. companies with lower growth rates and price to book ratios. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Morningstar proprietary ratings reflect historical risk-adjusted performance as of October 31, 2002. They are subject to change every month. Investors cannot actually make investments in these indices.

                     AVERAGE ANNUAL RETURNS AS OF 10/31/02

                                                                           RETURN
                                                                           SINCE
                                                                         INCEPTION
                                  1 YR           3 YR        5 YR       (10/15/97)
                                -------        -------      ------      ----------
A Shares At Net Asset Value      -6.30%         -8.90%      1.86%          0.99

A Shares With Maximum
  Sales Charge                  -11.67%        -10.67%      0.66%         -0.19%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The performance data does not reflect the deduction of taxes that a shareholder would pay on the Fund distribution or the redemption of Fund shares.

The investment return and principal value of the investment will fluctuate so that an investor's shares, when redeemed, maybe worth more or less than the original cost.

The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

FOCUSED                                                      2002 ANNUAL REPORT
INTERNATIONAL EQUITY PORTFOLIO
(Formerly Focused International Portfolio)

FUND FOCUS

Focused International Equity Portfolio Class A outperforms MSCI EAFE Index and Lipper Category Average; ranks in Top 10% of Morningstar Category Average for 12-month period ended October 31, 2002*

Q&A

DAVID HERRO AND TEAM, PORTFOLIO MANAGERS
HARRIS ASSOCIATES L.P. (OAKMARK FAMILY OF FUNDS)

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST TWELVE MONTHS?

At Harris Associates, we strive to maximize long-term returns through a commitment to value investing. We believe this creates attractive investment returns over the long term while minimizing risk. We seek to take advantage of the best investment opportunities--regardless of the short-term market environment. In the Focused International Equity Portfolio, we focus on investing in non-U.S. companies that currently trade at a significant discount to the intrinsic value of the business. We also look for value that may increase over time and company management whose interests are aligned with those of their shareholders.

With many international markets hitting five-year lows during the fiscal year, we witnessed valuations in developed markets rarely seen in our experience. While there was widespread destruction of price, we did not observe a corresponding great fall in business value. In our view, this bear market started off by hammering away at the prices of highly overpriced "fluff" stocks, later moved on to solid businesses with overpriced stocks, and, most recently, moved to reasonably priced, high quality businesses. This latest shift marks what we think could be an end to the decline.

Overall, we believe the dips and swings of the international equity markets during the annual period should be viewed by a value investor within the context of a long-term investment philosophy--acknowledged, yet kept in perspective. To us, the recent investment environment spelled opportunity.

In fact, we are pleased to report that our portion of the Portfolio significantly outperformed the benchmark, the MSCI EAFE Index, for the twelve months ended October 31, 2002. Outperformance of our portion of the Portfolio was due overwhelmingly to effective stock selection.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

The Portfolio's positions in Australia, Sweden, the U.K. and Italy outperformed their respective local markets. Australian latex manufacturer Ansell Ltd., Italian motorcycle manufacturer Ducati Motor Holding SPA, and Swedish auto component manufacturer Autoliv Inc. contributed the most significant gains to the Portfolio during the annual period. On the other hand, German vacuum pump manufacturer Pfeiffer Vacuum Technology AG was the largest detractor from Portfolio performance during the fiscal year.

Focused Portfolios 2002 Annual Report                         [AIG SUNAMERICA
                                                              MUTUAL FUNDS LOGO]

FUND OBJECTIVE
Seeks long-term growth of capital by investing generally in 30 stocks issued by foreign companies of any size

ADVISERS

[OAKMARK FAMILY OF FUNDS LOGO]
[STANDISH MELLON ASSET MANAGEMENT LOGO]
[MFS(R) LOGO]

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR AND INTO 2003?

It is true that very few stocks were spared as global equity markets tumbled into the abyss. However, we are extremely optimistic about the future, as we continue to believe that these market conditions present a rare opportunity to buy high-quality companies at irrationally depressed prices. We intend to continue to work hard in an effort to ensure the best of these opportunities find their way into the Portfolio. We continue to build our portion of the Portfolio on a stock by stock basis, while staying valuation sensitive and focused on our ten best ideas. We remain committed to a conservative, prudent strategy of choosing only those stocks that we feel offer real business value growth potential.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged capitalization-weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Morningstar proprietary ratings reflect historical risk-adjusted performance as of October 31, 2002. They are subject to change every month. Investors cannot actually make investments in these indices.

Because the Portfolio is less than one year old, no average annual return data is shown.

                        CUMULATIVE RETURNS AS OF 10/31/02

                                              RETURN
                                               SINCE
                                             INCEPTION
                               1 YR          (11/1/01)
                             ----------      ---------
A Shares At Net
  Asset Value                 -3.92%          -3.92%

A Shares with Maximum
  Sales Charge                -9.43%          -9.43%


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The performance data does not reflect the deduction of taxes that a shareholder would pay on the Fund distribution or the redemption of Fund shares.

The investment return and principal value of the investment will fluctuate so that an investor's shares, when redeemed, maybe worth more or less than the original cost.

The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

                                                              2002 ANNUAL REPORT

FOCUSED TECHNOLOGY PORTFOLIO
(Formerly Focused TechNet Portfolio)

FUND FOCUS
Focused Technology Portfolio Class A ranks in Top 25% of Lipper and Morningstar Category Averages for 12-month period ended October 31, 2002*

Q&A

GARRETT VAN WAGONER AND TEAM, Portfolio Managers
VAN WAGONER CAPITAL MANAGEMENT, INC.

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST TWELVE MONTHS?

The technology sector had a most challenging fiscal year. From a macroeconomic view, there continued to be concern whether the economic recovery, while sluggish, was sustainable. Business capital spending remained weak. Excess capacity and an absence of pricing power plagued many of the bellwether technology companies. From an equity investment standpoint, growth sectors underperformed value sectors, and the NASDAQ 100 Index was down 27.49% for the twelve months ended October 31, 2002. It should come as no surprise that we saw all-time low valuations in technology stocks.

Throughout these difficult times, we used our fundamental research to try and position the portfolio with ten names we felt had the strongest management teams, that were executing well and dominating their particular niche of business. Most of the companies in our portion of the Portfolio are emerging growth companies. As long-term investors, we do not time the market nor "flip" stocks quickly. Furthermore, the competitive landscape did not change much since the start of 2002. Thus, there was not a lot of movement in our portion of the Portfolio over the annual period.

In general, business for the companies in our portion of the Portfolio stabilized during the fiscal year, albeit at low levels. Unfortunately, orders did not pick up. But the good news is that many of these companies have aggressively restructured their organizations, reducing head counts and cutting their break-even points. We believe, then, that when demand does increase, even if modestly, these companies' operating profits should be greater and more sustainable.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

In our portion of the Portfolio, we were heavily weighted towards smaller software companies, diversified by their end-user markets.

- EMBARCADERO TECHNOLOGIES--Focusing on systems management, Embarcadero's software products help the software of large databases and information technology organizations run more effectively.

- ACTUATE--This company's software offers corporations better presentations, enabling its users to go into several databases to retrieve information and then tailor it on a customized basis.

- ARIBA--Ariba's software allows its corporate users to organize and formulate aggregate spending on direct goods for the entire organization in an effort to help them then buy on a more cost-efficient basis.

- LAWSON SOFTWARE and JD EDWARDS--Both companies sell software productivity tools to smaller companies. Lawson focuses on retail customers; JD Edwards targets financial firms.

- MICROMUSE--Micromuse sells software that allows the telecommunications and enterprise markets to monitor their networks for operating effectiveness and cost efficiency.

- I-MANY--I-Many sells contract management software as a resource and auditing tool to large consumer goods and pharmaceutical companies

The Portfolio was also invested in semiconductor company RF Micro, which provides components for handheld and wireless devices. In the telecommunications sub-sector, the Portfolio was invested in Juniper Networks, which sells high-end switches, and Brocade Communications, which provides storage area networking infrastructure. During the period, we sold Finisar, another storage component company, and used the proceeds to invest in Brocade.

Focused Portfolios 2002 Annual Report                        [AIG SUNAMERICA
                                                              MUTUAL FUNDS LOGO]

FUND OBJECTIVE
Seeks capital appreciation by investing generally in 30 equity securities of companies of any size that the advisers believe are leading producers or beneficiaries of technological innovation

ADVISERS

[VANWAGONER FUNDS LOGO]
[DRESDNER RCM GLOBAL FUNDS LOGO]
[AIG SUNAMERICA ASSET MANAGEMENT LOGO]

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR AND INTO 2003?

Looking ahead, we are cautiously optimistic. We believe we are likely near the end of the current bear market and that conditions for the technology sector may improve, though at a slow pace, as we move into the new year. Of course, a war with Iraq could change the scenario completely.

Still, we believe strongly in the future of technology and are quite comfortable with the companies in our portion of the Portfolio. Given that we consider the companies we own to be the current and future leaders in their niches, we are not particularly concerned about questions of acquisition. We feel such a concern may weigh more heavily on smaller companies that never achieved a top-tier position or that have fallen behind in the technology race and may have to consider refunding or selling their products and services.

The "survivor" quality of our holdings also should serve the Portfolio well when information technology spending eventually resumes, as we believe that the leaders in their respective niches should have the greatest potential for significant returns.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Morningstar proprietary ratings reflect historical risk-adjusted performance as of October 31, 2002. They are subject to change every month. Investors cannot actually make investments in these indices.

                      AVERAGE ANNUAL RETURNS AS OF 10/31/02

                                                         RETURN
                                                          SINCE
                                                        INCEPTION
                                1 YR   3 YR    5 YR     (5/22/00)
                              ------- ------- -------   ---------
A Shares At Net Asset Value   -29.37%   N/A     N/A      -45.86%

A Shares With Maximum
  Sales Charge                -33.41%   N/A     N/A      -47.16%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The performance data does not reflect the deduction of taxes that a shareholder would pay on the Fund distribution or the redemption of Fund shares.

The investment return and principal value of the investment will fluctuate so that an investor's shares, when redeemed, maybe worth more or less than the original cost.

The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

IF YOU WOULD LIKE ADDITIONAL INFORMATION:

     | | CALL FASTFACTS--OUR 24-HOUR, AUTOMATED ACCOUNT AND FUND INFORMATION HOTLINE AT 800-654-4760.

     | |  VISIT www.sunamericafunds.com FOR MORE UP-TO-DATE INFORMATION.

                           AIG SUNAMERICA MUTUAL FUNDS
                     THANKS YOU FOR YOUR CONTINUED SUPPORT

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2002

                                            FOCUSED          FOCUSED        FOCUSED       FOCUSED        FOCUSED
                                           LARGE-CAP        MULTI-CAP        2000        LARGE-CAP      MULTI-CAP
                                             GROWTH          GROWTH         GROWTH         VALUE          VALUE
                                           PORTFOLIO+      PORTFOLIO+     PORTFOLIO+    PORTFOLIO+     PORTFOLIO+
                                         --------------------------------------------------------------------------
ASSETS:
Investment securities, at value*.......  $1,040,018,807   $220,128,445    $48,707,716   $89,020,706   $488,704,532
Short-term securities*.................      58,427,213      9,598,861             --       761,000             --
Repurchase agreements (cost
 approximates market)..................       4,817,000     16,305,000      3,087,000     3,763,000     14,175,000
Cash...................................         187,119         68,089             --         2,989        312,507
Foreign cash*..........................              --             --             --            --      1,511,278
Receivable for investments sold........      53,284,676        135,146      1,155,929       600,748     35,284,081
Receivable for shares sold.............       2,514,451        292,878        355,477       644,476        904,170
Interest and dividends receivable......         615,290         68,589            106       220,053        725,376
Receivable from investment adviser.....              --             --         54,780        14,395        376,736
Deferred organizational expenses.......           1,893             --             --            --             --
Receivable for variation margin on
 futures contracts.....................              --             --             --            --          6,639
Prepaid expenses.......................           4,242             --             29           205            729
                                         --------------   ------------    -----------   -----------   ------------
Total assets...........................   1,159,870,691    246,597,008     53,361,037    95,027,572    542,001,048
                                         --------------   ------------    -----------   -----------   ------------
LIABILITIES:
Payable for investments purchased......              --      1,683,998        389,577     2,102,809     18,338,910
Payable for shares redeemed............       2,125,696        368,316         29,895        60,556      1,706,701
Written call options at value#.........              --             --             --            --             --
Investment advisory and management fees
 payable...............................         824,003        255,606         41,972        70,505        431,189
Distribution and service maintenance
 fees payable..........................         813,419        156,891         33,361        56,774        354,531
Due to custodian bank..................              --             --        628,106            --             --
Payable for line of credit.............              --             --             --            --        783,281
Accrued expenses.......................       1,049,987        410,631        123,915       137,035        426,563
                                         --------------   ------------    -----------   -----------   ------------
Total liabilities......................       4,813,105      2,875,442      1,246,826     2,427,679     22,041,175
                                         --------------   ------------    -----------   -----------   ------------
Net assets.............................  $1,155,057,586   $243,721,566    $52,114,211   $92,599,893   $519,959,873
                                         ==============   ============    ===========   ===========   ============
*Identified cost
Investment securities..................  $1,030,935,054   $224,057,166    $49,803,175   $99,919,283   $605,208,362
                                         ==============   ============    ===========   ===========   ============
Short-term securities..................  $   58,427,213   $  9,598,861    $        --   $   761,000   $         --
                                         ==============   ============    ===========   ===========   ============
Foreign cash...........................  $           --   $         --    $        --   $        --   $  1,494,593
                                         ==============   ============    ===========   ===========   ============
#Premiums received on options written..  $           --   $         --    $        --   $        --   $         --
                                         ==============   ============    ===========   ===========   ============

+ See Note 1

See Notes to Financial Statements

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

                                          FOCUSED          FOCUSED        FOCUSED        FOCUSED         FOCUSED
                                         LARGE-CAP        MULTI-CAP        2000         LARGE-CAP       MULTI-CAP
                                           GROWTH          GROWTH         GROWTH          VALUE           VALUE
                                         PORTFOLIO        PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
                                       ----------------------------------------------------------------------------
NET ASSETS WERE COMPOSED OF:
Common Stock, $.0001 par value
 (1 billion shares authorized).......  $        9,217   $       1,884   $       524   $        848    $       3,928
Paid-in capital......................   1,860,426,617     402,001,351    71,843,445    112,742,959      660,817,626
                                       --------------   -------------   -----------   ------------    -------------
                                        1,860,435,834     402,003,235    71,843,969    112,743,807      660,821,554
Accumulated undistributed net
 investment income (loss)............         (80,776)        (27,850)         (400)        (6,247)         (13,638)
Accumulated undistributed net
 realized gain (loss) on investments,
 futures contracts, options
 contracts, foreign currency, and
 other assets and liabilities........    (714,384,502)   (154,325,098)  (18,633,899)    (9,239,090)     (24,367,413)
Net unrealized appreciation
 (depreciation) on investments.......       9,083,753      (3,928,721)   (1,095,459)   (10,898,577)    (116,503,830)
Net unrealized appreciation
 (depreciation) on futures contracts
 and options contracts...............              --              --            --             --            6,639
Net unrealized appreciation
 (depreciation) on foreign currency,
 and other assets and liabilities....           3,277              --            --             --           16,561
                                       --------------   -------------   -----------   ------------    -------------
Net assets...........................  $1,155,057,586   $ 243,721,566   $52,114,211   $ 92,599,893    $ 519,959,873
                                       ==============   =============   ===========   ============    =============
CLASS A:
Net assets...........................  $  273,034,232   $  85,244,230   $10,856,130   $ 26,268,771    $ 128,255,000
Shares outstanding...................      21,307,638       6,386,005     1,062,786      2,363,792        9,550,317
Net asset value and redemption price
 per share...........................  $        12.81   $       13.35   $     10.21   $      11.11    $       13.43
Maximum sales charge (5.75% of
 offering price).....................            0.78            0.81          0.62           0.68             0.82
                                       --------------   -------------   -----------   ------------    -------------
Maximum offering price to public.....  $        13.59   $       14.16   $     10.83   $      11.79    $       14.25
                                       ==============   =============   ===========   ============    =============
CLASS B:
Net assets...........................  $  414,904,047   $ 118,177,427   $14,374,556   $ 32,260,621    $ 169,874,934
Shares outstanding...................      33,347,137       9,291,571     1,462,066      2,977,878       12,899,114
Net asset value, offering and
 redemption price per share
 (excluding any applicable contingent
 deferred sales charge)..............  $        12.44   $       12.72   $      9.83   $      10.83    $       13.17
                                       ==============   =============   ===========   ============    =============
CLASS II:
Net assets...........................  $  458,334,525   $  38,883,701   $22,029,086   $ 33,297,067    $ 209,028,538
Shares outstanding...................      36,839,095       3,057,611     2,244,529      3,069,770       15,879,253
Net asset value and redemption price
 per share (excluding any applicable
 contingent deferred sales charge)...  $        12.44   $       12.72   $      9.81   $      10.85    $       13.16
Maximum sales charge (1.00% of
 offering price).....................            0.13            0.13          0.10           0.11             0.13
                                       --------------   -------------   -----------   ------------    -------------
Maximum offering price to public.....  $        12.57   $       12.85   $      9.91   $      10.96    $       13.29
                                       ==============   =============   ===========   ============    =============
CLASS I:
Net assets...........................  $           --   $          --   $ 4,854,439   $         --    $  12,801,401
Shares outstanding...................              --              --       471,351             --          952,727
Net asset value, offering and
 redemption price per share..........  $           --   $          --   $     10.30   $         --    $       13.44
                                       ==============   =============   ===========   ============    =============
CLASS Z:
Net assets...........................  $    8,784,782   $   1,246,930   $        --   $    773,434    $          --
Shares outstanding...................         677,318          90,411            --         68,207               --
Net asset value, offering and
 redemption price per share..........  $        12.97   $       13.79   $        --   $      11.34    $          --
                                       ==============   =============   ===========   ============    =============
CLASS X:
Net assets...........................  $           --   $     169,278   $        --   $         --    $          --
Shares outstanding...................              --          12,683            --             --               --
Net asset value, offering and
 redemption price per share..........  $           --   $       13.35   $        --   $         --    $          --
                                       ==============   =============   ===========   ============    =============

See Notes to Financial Statements

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

                                                           FOCUSED         FOCUSED         FOCUSED
                                                            2000           GROWTH       INTERNATIONAL     FOCUSED
                                                            VALUE        AND INCOME        EQUITY       TECHNOLOGY
                                                         PORTFOLIO+      PORTFOLIO+      PORTFOLIO+     PORTFOLIO+
                                                        -----------------------------------------------------------
ASSETS:
Investment securities, at value*......................  $128,385,263    $192,392,637     $32,406,798    $43,663,848
Short-term securities*................................            --       8,100,000              --             --
Repurchase agreements (cost approximates market)......    12,464,000       9,740,000         223,000      6,299,000
Cash..................................................         1,066          42,226          25,467             --
Foreign cash*.........................................            --              --         456,136             --
Receivable for investments sold.......................       118,596       7,208,716              --        849,207
Receivable for shares sold............................       429,542       1,548,310         183,327         53,560
Interest and dividends receivable.....................        42,917         299,994          79,799            300
Receivable from investment adviser....................        39,126          25,010              --             --
Deferred organizational expenses......................            --              --              --             --
Receivable for variation margin on futures
 contracts............................................            --              --              --             --
Prepaid expenses......................................           144             551              --            520
                                                        ------------    ------------     -----------    -----------
Total assets..........................................   141,480,654     219,357,444      33,374,527     50,866,435
                                                        ------------    ------------     -----------    -----------
LIABILITIES:
Payable for investments purchased.....................       488,575              --              --        855,895
Payable for shares redeemed...........................       290,578         622,876         406,926        233,146
Written call options at value#........................            --              --              --        421,550
Investment advisory and management fees payable.......       112,230         175,732          42,237         87,105
Distribution and service maintenance fees payable.....        88,442         138,972          18,016         28,948
Due to custodian bank.................................            --              --              --          7,392
Payable for line of credit............................            --              --         122,342             --
Accrued expenses......................................       165,545         197,815         113,037        144,346
                                                        ------------    ------------     -----------    -----------
Total liabilities.....................................     1,145,370       1,135,395         702,558      1,778,382
                                                        ------------    ------------     -----------    -----------
Net assets............................................  $140,335,284    $218,222,049     $32,671,969    $49,088,053
                                                        ============    ============     ===========    ===========
*Identified cost
Investment securities.................................  $162,005,590    $203,196,768     $33,985,699    $52,911,381
                                                        ============    ============     ===========    ===========
Short-term securities.................................  $         --    $  8,100,000     $        --    $        --
                                                        ============    ============     ===========    ===========
Foreign cash..........................................  $         --    $         --     $   450,559    $        --
                                                        ============    ============     ===========    ===========
#Premiums received on options written.................  $         --    $         --     $        --    $   272,695
                                                        ============    ============     ===========    ===========

+ See Note 1

See Notes to Financial Statements

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

                                                         FOCUSED         FOCUSED         FOCUSED
                                                          2000           GROWTH       INTERNATIONAL      FOCUSED
                                                          VALUE        AND INCOME        EQUITY        TECHNOLOGY
                                                        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                      -------------------------------------------------------------
NET ASSETS WERE COMPOSED OF:
Common Stock, $.0001 par value
 (1 billion shares authorized)......................  $      1,088    $      1,856     $       273    $       1,773
Paid-in capital.....................................   167,109,077     296,674,587      34,821,331      275,389,459
                                                      ------------    ------------     -----------    -------------
                                                       167,110,165     296,676,443      34,821,604      275,391,232
Accumulated undistributed net investment income
 (loss).............................................        (6,128)        (10,265)             --           (5,035)
Accumulated undistributed net realized gain
 (loss) on investments, futures contracts, options
 contracts, foreign currency, and other assets and
 liabilities........................................     6,851,481     (67,640,523)       (576,983)    (216,901,756)
Net unrealized appreciation
 (depreciation) on investments......................   (33,620,327)    (10,804,131)     (1,578,901)      (9,247,533)
Net unrealized appreciation
 (depreciation) on futures contracts and options
 contracts..........................................            --              --              --         (148,855)
Net unrealized appreciation
 (depreciation) on foreign currency, and other
 assets and liabilities.............................            93             525           6,249               --
                                                      ------------    ------------     -----------    -------------
Net assets..........................................  $140,335,284    $218,222,049     $32,671,969    $  49,088,053
                                                      ============    ============     ===========    =============
CLASS A:
Net assets..........................................  $ 43,321,899    $ 59,185,709     $17,225,009    $  18,034,045
Shares outstanding..................................     3,280,629       4,915,577       1,434,239        6,461,163
Net asset value and redemption price per share......  $      13.21    $      12.04     $     12.01    $        2.79
Maximum sales charge (5.75% of offering price)......          0.81            0.73            0.73             0.17
                                                      ------------    ------------     -----------    -------------
Maximum offering price to public....................  $      14.02    $      12.77     $     12.74    $        2.96
                                                      ============    ============     ===========    =============
CLASS B:
Net assets..........................................  $ 44,538,010    $ 65,824,795     $ 5,097,145    $  13,367,841
Shares outstanding..................................     3,492,333       5,655,276         426,940        4,852,556
Net asset value, offering and redemption
 price per share (excluding any applicable
 contingent deferred sales charge)..................  $      12.75    $      11.64     $     11.94    $        2.75
                                                      ============    ============     ===========    =============
CLASS II:
Net assets..........................................  $ 50,880,745    $ 85,093,572     $10,349,815    $  17,136,892
Shares outstanding..................................     3,986,316       7,316,849         867,610        6,226,991
Net asset value and redemption price per
 share (excluding any applicable contingent deferred
 sales charge)......................................  $      12.76    $      11.63     $     11.93    $        2.75
Maximum sales charge (1.00% of offering price)......          0.13            0.12            0.12             0.03
                                                      ------------    ------------     -----------    -------------
Maximum offering price to public....................  $      12.89    $      11.75     $     12.05    $        2.78
                                                      ============    ============     ===========    =============
CLASS I:
Net assets..........................................  $         --    $         --     $        --    $          --
Shares outstanding..................................            --              --              --               --
Net asset value, offering and redemption
 price per share....................................  $         --    $         --     $        --    $          --
                                                      ============    ============     ===========    =============
CLASS Z:
Net assets..........................................  $  1,594,630    $    335,859     $        --    $     549,275
Shares outstanding..................................       117,550          27,597              --          193,822
Net asset value, offering and redemption
 price per share....................................  $      13.57    $      12.17     $        --    $        2.83
                                                      ============    ============     ===========    =============
CLASS X:
Net assets..........................................  $         --    $  7,782,114     $        --    $          --
Shares outstanding..................................            --         645,064              --               --
Net asset value, offering and redemption
 price per share....................................  $         --    $      12.06     $        --    $          --
                                                      ============    ============     ===========    =============

See Notes to Financial Statements

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED OCTOBER 31, 2002

                                                           FOCUSED        FOCUSED        FOCUSED       FOCUSED         FOCUSED
                                                          LARGE-CAP      MULTI-CAP        2000        LARGE-CAP       MULTI-CAP
                                                           GROWTH          GROWTH        GROWTH         VALUE           VALUE
                                                          PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO       PORTFOLIO
                                                        -------------------------------------------------------------------------
INVESTMENT INCOME:
Income:
  Interest............................................  $   1,199,891   $    369,204   $   63,499    $     71,118   $     216,863
  Dividends*..........................................      9,025,942      1,156,212       51,749       1,609,375       9,624,608
                                                        -------------   ------------   -----------   ------------   -------------
    Total investment income...........................     10,225,833      1,525,416      115,248       1,680,493       9,841,471
                                                        =============   ============   ===========   ============   =============
Expenses:
  Investment advisory and management fees.............     11,422,496      2,324,290      386,631         907,776       6,467,584
  Distribution and service maintenance fees
    Class A...........................................      1,057,446        273,753       27,943          88,709         556,017
    Class B...........................................      4,848,648      1,121,564      136,325         347,732       2,139,084
    Class II..........................................      5,471,599        351,852      104,614         287,319       2,509,952
    Class Z...........................................             --             --           --              --              --
    Class X...........................................             --             --           --              --              --
  Service fees Class I................................             --             --       16,652              --          32,181
  Transfer agent fees and expenses
    Class A...........................................        812,581        240,391       26,933          67,581         412,795
    Class B...........................................      1,286,511        312,316       57,698          95,511         552,771
    Class II..........................................      1,431,088        105,254       27,829          74,537         633,162
    Class I...........................................             --             --       17,648              --          37,426
    Class Z...........................................         18,767         17,370           --          17,852              --
    Class X...........................................             --             76           --              --              --
  Registration fees
    Class A...........................................          4,532          2,610       14,232          10,604           2,803
    Class B...........................................             --             --       15,806          10,505              --
    Class II..........................................             --          3,984       13,094          11,100           9,021
    Class I...........................................             --             --       17,405              --          26,618
    Class Z...........................................          6,249          3,398           --           3,669              --
    Class X...........................................             --          2,015           --              --              --
  Custodian fees and expenses.........................        453,709        144,729      139,831         143,677         404,152
  Printing expense....................................        630,086        112,348       41,104          30,570         225,935
  Directors' fees and expenses........................        105,974         16,757        2,029           6,589          45,488
  Audit and tax consulting fees.......................         47,592         30,596       27,147          32,100          36,103
  Amortization of organizational expenses.............          3,395            379           --           2,047              --
  Insurance expense...................................         15,592          3,648          127             730           1,934
  Interest expense....................................            328              6           --              --           8,405
  Legal fees and expenses.............................         62,491         11,979        8,661           6,564          18,985
  Miscellaneous expenses..............................         19,636          4,814        3,780           6,365           8,786
                                                        -------------   ------------   -----------   ------------   -------------
    Total expenses before reimbursements, custody
      credits, and fees paid indirectly...............     27,698,720      5,084,129    1,085,489       2,151,537      14,129,202
    Expenses waived/reimbursed by investment
      adviser.........................................             --       (144,744)    (260,080)       (167,049)       (831,657)
    Custody credits earned on cash balances...........         (2,781)        (1,202)        (615)           (210)         (2,581)
    Fees paid indirectly (Note 8).....................     (1,193,819)       (58,570)     (26,681)       (197,251)        (16,026)
                                                        -------------   ------------   -----------   ------------   -------------
    Net expenses......................................     26,502,120      4,879,613      798,113       1,787,027      13,278,938
                                                        -------------   ------------   -----------   ------------   -------------
Net investment income (loss)..........................    (16,276,287)    (3,354,197)    (682,865)       (106,534)     (3,437,467)
                                                        -------------   ------------   -----------   ------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments...............   (215,725,377)   (33,538,215)  (11,368,393)    (8,172,770)    (24,390,845)
Net realized gain (loss) on futures contracts and
 options contracts....................................             --        216,401           --              --       3,410,865
Net realized gain (loss) on foreign currency and other
 assets and liabilities...............................          4,231             --           --             (20)        901,541
Net change in unrealized appreciation (depreciation)
 on investments.......................................     53,815,531     14,714,716    3,714,137      (6,709,037)   (107,238,944)
Net change in unrealized appreciation (depreciation)
 on futures contracts and option contracts............             --             --           --              --           6,639
Net change in unrealized appreciation (depreciation)
 on foreign currency and other assets and
 liabilities..........................................          3,277             --           --              --          19,668
                                                        -------------   ------------   -----------   ------------   -------------
Net realized and unrealized gain (loss) on
 investments, futures contracts, options contracts,
 foreign currency and other assets and liabilities....   (161,902,338)   (18,607,098)  (7,654,256)    (14,881,827)   (127,291,076)
                                                        -------------   ------------   -----------   ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS:..........................................  $(178,178,625)  $(21,961,295)  $(8,337,121)  $(14,988,361)  $(130,728,543)
                                                        =============   ============   ===========   ============   =============
*Net of foreign withholding taxes on dividends of.....  $     173,974   $      9,677   $       --    $      4,441   $     143,004
                                                        =============   ============   ===========   ============   =============

------------------

See Notes to Financial Statements

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED OCTOBER 31, 2002 -- (CONTINUED)

                                                                FOCUSED        FOCUSED         FOCUSED
                                                                  2000          GROWTH      INTERNATIONAL     FOCUSED
                                                                 VALUE        AND INCOME       EQUITY        TECHNOLOGY
                                                               PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                              ----------------------------------------------------------
INVESTMENT INCOME:
Income:
  Interest..................................................  $    185,041   $    161,650    $    35,095    $    126,912
    Dividends*..............................................     1,567,817      1,688,639        649,462          14,609
                                                              ------------   ------------    -----------    ------------
    Total investment income.................................     1,752,858      1,850,289        684,557         141,521
                                                              ============   ============    ===========    ============
Expenses:
  Investment advisory and management fees...................     1,380,319      1,939,498        495,528         942,725
  Distribution and service maintenance fees
    Class A.................................................       155,714        177,015         99,803          92,605
    Class B.................................................       489,895        697,060         34,780         198,117
    Class II................................................       420,888        701,213         60,835         253,703
    Class Z.................................................            --             --             --              --
    Class X.................................................            --             --             --              --
  Service fees Class I......................................            --             --             --              --
  Transfer agent fees and expenses
    Class A.................................................       117,777        135,584         68,026          98,692
    Class B.................................................       133,546        185,363         12,479          78,647
    Class II................................................       110,779        179,742         13,921          93,368
    Class I.................................................            --             --             --              --
    Class Z.................................................        17,881         17,035             --          18,980
    Class X.................................................            --          5,687             --              --
  Registration fees
    Class A.................................................        17,856         14,435         28,496              --
    Class B.................................................        13,267         10,087         20,677           2,494
    Class II................................................        16,492         16,493         21,881           3,230
    Class I.................................................            --             --             --              --
    Class Z.................................................         5,410          3,384             --           6,103
    Class X.................................................            --          5,145             --              --
  Custodian fees and expenses...............................       146,808        151,382        191,324         146,436
  Printing expense..........................................        54,153         86,754          6,812          92,886
  Directors' fees and expenses..............................         9,106         17,481          4,194           6,031
  Audit and tax consulting fees.............................        27,943         27,498         27,844          29,202
  Amortization of organizational expenses...................         2,047          2,047             --              --
  Insurance expense.........................................           580          1,765             --           1,219
  Interest expense..........................................            --             --             52             177
  Legal fees and expenses...................................            --         10,550          7,891           1,005
  Miscellaneous expenses....................................         6,146          8,405          3,472           6,544
                                                              ------------   ------------    -----------    ------------
    Total expenses before reimbursements, custody credits,
      and fees paid indirectly..............................     3,126,607      4,393,623      1,098,015       2,072,164
    Expenses waived/reimbursed by investment adviser........      (134,264)      (444,541)      (288,441)       (357,522)
    Custody credits earned on cash balances.................          (564)        (4,352)        (4,924)           (110)
    Fees paid indirectly (Note 8)...........................      (109,644)       (83,249)        (3,630)         (1,067)
                                                              ------------   ------------    -----------    ------------
    Net expenses............................................     2,882,135      3,861,481        801,020       1,713,465
                                                              ------------   ------------    -----------    ------------
    Net investment income (loss)............................    (1,129,277)    (2,011,192)      (116,463)     (1,571,944)
                                                              ------------   ------------    -----------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments.....................     8,378,528     (6,755,457)      (576,983)    (21,567,018)
Net realized gain (loss) on futures contracts and options
 contracts..................................................            --             --             --         234,697
Net realized gain (loss) on foreign currency and other
 assets and liabilities.....................................          (248)       (19,861)        32,166        (135,966)
Net change in unrealized appreciation (depreciation) on
 investments................................................   (33,203,602)   (13,032,469)    (1,578,901)        171,061
Net change in unrealized appreciation (depreciation) on
 futures contracts and option contracts.....................            --             --             --        (148,855)
Net change in unrealized appreciation (depreciation) on
 foreign currency and other assets and liabilities..........            (9)           526          6,249             582
                                                              ------------   ------------    -----------    ------------
Net realized and unrealized gain (loss) on investments,
 futures contracts, options contracts, foreign currency and
 other assets and liabilities...............................   (24,825,331)   (19,807,261)    (2,117,469)    (21,445,499)
                                                              ------------   ------------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS:................................................  $(25,954,608)  $(21,818,453)   $(2,233,932)   $(23,017,443)
                                                              ============   ============    ===========    ============
*Net of foreign withholding taxes on dividends of...........  $     23,529   $     19,701    $    78,438    $      8,598
                                                              ============   ============    ===========    ============

------------------

See Notes to Financial Statements

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

STATEMENT OF CHANGES IN NET ASSETS

                                       FOCUSED LARGE-CAP            FOCUSED MULTI-CAP GROWTH          FOCUSED 2000 GROWTH
                                       GROWTH PORTFOLIO                     PORTFOLIO                      PORTFOLIO
                                -------------------------------   -----------------------------   ---------------------------
                                 FOR THE YEAR     FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR   FOR THE YEAR
                                    ENDED            ENDED            ENDED           ENDED          ENDED          ENDED
                                 OCTOBER 31,      OCTOBER 31,      OCTOBER 31,     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                     2002             2001            2002            2001            2002           2001
                                ---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS:
OPERATIONS:
  Net investment income
    (loss)....................  $  (16,276,287)  $  (18,001,391)  $ (3,354,197)   $ (3,813,041)   $  (682,865)   $  (431,244)
  Net realized gain (loss) on
    investments...............    (215,725,377)    (451,772,929)   (33,538,215)    (84,557,215)   (11,368,393)    (7,186,432)
  Net realized gain (loss) on
    futures and options
    contracts.................              --               --        216,401      (5,274,898)            --             --
  Net realized gain (loss) on
    foreign currency and other
    assets and liabilities....           4,231               --             --              --             --             --
  Net change in unrealized
    appreciation
    (depreciation) on
    investments...............      53,815,531     (106,922,037)    14,714,716     (88,822,627)     3,714,137     (6,099,836)
  Net change in unrealized
    appreciation
    (depreciation) on futures
    contracts and options
    contracts.................              --               --             --              --             --             --
  Net change in unrealized
    appreciation
    (depreciation) on foreign
    currency and other assets
    and liabilities...........           3,277               --             --              --             --             --
                                --------------   --------------   ------------    ------------    -----------    -----------
Net increase (decrease) in net
 assets resulting from
 operations...................    (178,178,625)    (576,696,357)   (21,961,295)   (182,467,781)    (8,337,121)   (13,717,512)
                                --------------   --------------   ------------    ------------    -----------    -----------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment income
    (Class A).................              --               --             --              --             --             --
  From net investment income
    (Class B).................              --               --             --              --             --             --
  From net investment income
    (Class II)................              --               --             --              --             --             --
  From net investment income
    (Class I).................              --               --             --              --             --             --
  From net investment income
    (Class Z).................              --               --             --              --             --             --
  From net investment income
    (Class X).................              --               --             --              --             --             --
  From net realized gain on
    investments (Class A).....              --      (11,067,219)            --     (24,927,770)            --         (3,455)
  From net realized gain on
    investments (Class B).....              --      (17,969,854)            --     (36,286,671)            --         (5,965)
  From net realized gain on
    investments (Class II)....              --      (22,373,087)            --     (11,717,700)            --         (1,256)
  From net realized gain on
    investments (Class I).....              --               --             --              --             --             --
  From net realized gain on
    investments (Class Z).....              --         (324,840)            --        (512,871)            --         (5,329)
  From net realized gain on
    investments (Class X).....              --               --             --              --             --             --
                                --------------   --------------   ------------    ------------    -----------    -----------
Total dividends and
 distributions to
 shareholders.................              --      (51,735,000)            --     (73,445,012)            --        (16,005)
                                --------------   --------------   ------------    ------------    -----------    -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 SHARE TRANSACTIONS (NOTE
 9)...........................      19,442,467       87,409,396     37,180,340      29,285,774     31,081,250      4,263,824
                                --------------   --------------   ------------    ------------    -----------    -----------
TOTAL INCREASE (DECREASE) IN
 NET ASSETS...................    (158,736,158)    (541,021,961)    15,219,045    (226,627,019)    22,744,129     (9,469,693)

NET ASSETS:
Beginning of period...........   1,313,793,744    1,854,815,705    228,502,521     455,129,540     29,370,082     38,839,775
                                --------------   --------------   ------------    ------------    -----------    -----------
End of period*................  $1,155,057,586   $1,313,793,744   $243,721,566    $228,502,521    $52,114,211    $29,370,082
                                ==============   ==============   ============    ============    ===========    ===========
*Includes undistributed net
 investment income (loss).....  $      (80,776)  $      (46,187)  $    (27,850)   $    (21,061)   $      (400)   $        --
                                ==============   ==============   ============    ============    ===========    ===========

--------------------

See Notes to Financial Statements

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

                                     FOCUSED LARGE-CAP           FOCUSED MULTI-CAP VALUE           FOCUSED 2000 VALUE
                                      VALUE PORTFOLIO                   PORTFOLIO                      PORTFOLIO
                                ---------------------------   -----------------------------   ----------------------------
                                FOR THE YEAR   FOR THE YEAR   FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                                   ENDED          ENDED           ENDED           ENDED           ENDED          ENDED
                                OCTOBER 31,    OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                    2002           2001           2002            2001            2002            2001
                                ------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS:
OPERATIONS:
  Net investment income
    (loss)....................  $  (106,534)   $  (603,172)   $ (3,437,467)   $ (1,276,281)   $ (1,129,277)   $  (474,122)
  Net realized gain (loss) on
    investments...............   (8,172,770)      (730,077)    (24,390,845)     22,915,273       8,378,528      7,616,590
  Net realized gain (loss) on
    futures and options
    contracts.................           --             --       3,410,865      (5,500,773)             --             --
  Net realized gain (loss) on
    foreign currency and other
    assets and liabilities....          (20)           (13)        901,541            (907)           (248)          (411)
  Net change in unrealized
    appreciation
    (depreciation) on
    investments...............   (6,709,037)   (12,045,578)   (107,238,944)    (26,993,970)    (33,203,602)    (3,281,173)
  Net change in unrealized
    appreciation
    (depreciation) on futures
    contracts and options
    contracts.................           --             --           6,639              --              --             --
  Net change in unrealized
    appreciation
    (depreciation) on foreign
    currency and other assets
    and liabilities...........           --             --          19,668          (2,982)             (9)           133
                                -----------    -----------    ------------    ------------    ------------    -----------
Net increase (decrease) in net
 assets resulting from
 operations...................  (14,988,361)   (13,378,840)   (130,728,543)    (10,859,640)    (25,954,608)     3,861,017
                                -----------    -----------    ------------    ------------    ------------    -----------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment income
    (Class A).................           --       (159,799)             --              --              --             --
  From net investment income
    (Class B).................           --        (12,181)             --              --              --             --
  From net investment income
    (Class II)................           --         (7,368)             --              --              --             --
  From net investment income
    (Class I).................           --             --              --              --              --             --
  From net investment income
    (Class Z).................           --        (15,615)             --              --              --             --
  From net investment income
    (Class X).................           --             --              --              --              --             --
  From net realized gain on
    investments (Class A).....           --       (739,839)     (4,365,279)     (2,131,455)     (2,205,838)            --
  From net realized gain on
    investments (Class B).....           --     (1,292,162)     (6,157,821)     (1,866,434)     (2,820,902)            --
  From net realized gain on
    investments (Class II)....           --       (781,681)     (6,906,930)     (3,627,111)     (1,920,779)            --
  From net realized gain on
    investments (Class I).....           --             --        (400,129)             --              --             --
  From net realized gain on
    investments (Class Z).....           --        (37,284)             --              --        (117,467)            --
  From net realized gain on
    investments (Class X).....           --             --              --              --              --             --
                                -----------    -----------    ------------    ------------    ------------    -----------
  Total dividends and
    distributions to
    shareholders..............           --     (3,045,929)    (17,830,159)     (7,625,000)     (7,064,986)            --
                                -----------    -----------    ------------    ------------    ------------    -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 SHARE TRANSACTIONS
 (NOTE 9).....................   21,350,644     28,407,648     129,063,204     410,284,061      79,076,205     38,035,178
                                -----------    -----------    ------------    ------------    ------------    -----------
TOTAL INCREASE (DECREASE) IN
 NET ASSETS...................    6,362,283     11,982,879     (19,495,498)    391,799,421      46,056,611     41,896,195

NET ASSETS:
Beginning of period...........   86,237,610     74,254,731     539,455,371     147,655,950      94,278,673     52,382,478
                                -----------    -----------    ------------    ------------    ------------    -----------
End of period*................  $92,599,893    $86,237,610    $519,959,873    $539,455,371    $140,335,284    $94,278,673
                                ===========    ===========    ============    ============    ============    ===========
*Includes undistributed net
 investment income (loss).....  $    (6,247)   $    (4,613)   $    (13,638)   $     (3,582)   $     (6,128)   $    (4,267)
                                ===========    ===========    ============    ============    ============    ===========

--------------------

See Notes to Financial Statements

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

                                                                   FOCUSED
                                                                INTERNATIONAL
                                     FOCUSED GROWTH AND            EQUITY            FOCUSED TECHNOLOGY
                                      INCOME PORTFOLIO           PORTFOLIO#              PORTFOLIO
                                -----------------------------   -------------   ----------------------------
                                FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR   FOR THE YEAR
                                    ENDED           ENDED           ENDED          ENDED           ENDED
                                 OCTOBER 31,     OCTOBER 31,     OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                                    2002            2001            2002            2002           2001
                                ----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS:
OPERATIONS:
  Net investment income
    (loss)....................  $ (2,011,192)   $ (1,455,724)    $  (116,463)   $ (1,571,944)  $  (2,130,456)
  Net realized gain (loss) on
    investments...............    (6,755,457)    (58,637,940)       (576,983)    (21,567,018)   (186,908,117)
  Net realized gain (loss) on
    futures and options
    contracts.................            --              --              --         234,697         759,086
  Net realized gain (loss) on
    foreign currency and other
    assets and liabilities....       (19,861)            (30)         32,166        (135,966)             --
  Net change in unrealized
    appreciation
    (depreciation) on
    investments...............   (13,032,469)    (14,936,689)     (1,578,901)        171,061     (22,188,217)
  Net change in unrealized
    appreciation
    (depreciation) on futures
    contracts and options
    contracts.................            --              --              --        (148,855)             --
  Net change in unrealized
    appreciation
    (depreciation) on foreign
    currency and other assets
    and liabilities...........           526              (1)          6,249             582            (582)
                                ------------    ------------     -----------    ------------   -------------
  Net increase (decrease) in
    net assets resulting from
    operations................   (21,818,453)    (75,030,384)     (2,233,932)    (23,017,443)   (210,468,286)
                                ------------    ------------     -----------    ------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment income
    (Class A).................            --              --              --              --              --
  From net investment income
    (Class B).................            --              --              --              --              --
  From net investment income
    (Class II)................            --              --              --              --              --
  From net investment income
    (Class I).................            --              --              --              --              --
  From net investment income
    (Class Z).................            --              --              --              --              --
  From net investment income
    (Class X).................            --              --              --              --              --
  From net realized gain on
    investments (Class A).....            --      (1,461,558)             --              --              --
  From net realized gain on
    investments (Class B).....            --      (1,980,515)             --              --              --
  From net realized gain on
    investments (Class II)....            --      (1,738,041)             --              --              --
  From net realized gain on
    investments (Class I).....            --              --              --              --              --
  From net realized gain on
    investments (Class Z).....            --         (17,886)             --              --              --
  From net realized gain on
    investments (Class X).....            --              --              --              --              --
                                ------------    ------------     -----------    ------------   -------------
Total dividends and
 distributions to
 shareholders.................            --      (5,198,000)             --              --              --
                                ------------    ------------     -----------    ------------   -------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 SHARE TRANSACTIONS
 (NOTE 9).....................    90,146,173      14,505,028      34,905,901      (4,385,331)     40,216,339
                                ------------    ------------     -----------    ------------   -------------

TOTAL INCREASE (DECREASE) IN
 NET ASSETS...................    68,327,720     (65,723,356)     32,671,969     (27,402,774)   (170,251,947)
NET ASSETS:
Beginning of period...........   149,894,329     215,617,685              --      76,490,827     246,742,774
                                ------------    ------------     -----------    ------------   -------------
End of period*................  $218,222,049    $149,894,329     $32,671,969    $ 49,088,053   $  76,490,827
                                ============    ============     ===========    ============   =============
*Includes undistributed net
 investment income (loss).....  $    (10,265)   $     (7,060)    $        --    $     (5,035)  $      (2,994)
                                ============    ============     ===========    ============   =============

--------------------
# Commenced operations November 1, 2001

See Notes to Financial Statements

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

FINANCIAL HIGHLIGHTS

                                                                    NET
                                                                   GAIN
                                                                  (LOSS)
                                                                ON INVEST-               DIVIDENDS
                                                        NET        MENTS       TOTAL       FROM     DISTRI-            NET
                                          NET ASSET   INVEST-      (BOTH        FROM        NET     BUTION            ASSET
                                            VALUE      MENT      REALIZED     INVEST-     INVEST-    FROM     TOTAL   VALUE
                 PERIOD                   BEGINNING   INCOME        AND         MENT       MENT     CAPITAL  DISTRI-  END OF
                 ENDED                    OF PERIOD  (LOSS)(1)  UNREALIZED)  OPERATIONS   INCOME     GAINS   BUTIONS  PERIOD
----------------------------------------  ---------  ---------  -----------  ----------  ---------  -------  -------  ------
FOCUSED LARGE-CAP GROWTH
                                                          CLASS A
6/08/98-10/31/98                           $12.50     $(0.01)     $  0.11     $  0.10     $    --   $    --  $    --  $12.60
10/31/99................................    12.60      (0.12)        6.75        6.63          --        --       --   19.23
10/31/00................................    19.23      (0.19)        2.54        2.35          --     (0.09)   (0.09)  21.49
10/31/01................................    21.49      (0.11)       (6.16)      (6.27)         --     (0.59)   (0.59)  14.63
10/31/02................................    14.63      (0.11)       (1.71)      (1.82)         --        --       --   12.81
                                                          CLASS B
6/08/98-10/31/98                           $12.50     $(0.04)     $  0.10     $  0.06     $    --   $    --  $    --  $12.56
10/31/99................................    12.56      (0.23)        6.72        6.49          --        --       --   19.05
10/31/00................................    19.05      (0.34)        2.52        2.18          --     (0.09)   (0.09)  21.14
10/31/01................................    21.14      (0.22)       (6.04)      (6.26)         --     (0.59)   (0.59)  14.29
10/31/02................................    14.29      (0.20)       (1.65)      (1.85)         --        --       --   12.44
                                                          CLASS II
6/08/98-10/31/98                           $12.50     $(0.04)     $  0.10     $  0.06     $    --   $    --  $    --  $12.56
10/31/99................................    12.56      (0.23)        6.72        6.49          --        --       --   19.05
10/31/00................................    19.05      (0.35)        2.53        2.18                 (0.09)   (0.09)  21.14
10/31/01................................    21.14      (0.22)       (6.04)      (6.26)         --     (0.59)   (0.59)  14.29
10/31/02................................    14.29      (0.20)       (1.65)      (1.85)         --        --       --   12.44
                                                          CLASS Z
7/07/99-10/31/99                           $18.18     $   --      $  1.09     $  1.09     $    --   $    --  $    --  $19.27
10/31/00................................    19.27      (0.09)        2.53        2.44          --     (0.09)   (0.09)  21.62
10/31/01................................    21.62      (0.07)       (6.20)      (6.27)         --     (0.59)   (0.59)  14.76
10/31/02................................    14.76      (0.05)       (1.74)      (1.79)         --        --       --   12.97
----------------------------------------------------------------------------------------------------------------------------
FOCUSED MULTI CAP GROWTH
                                                          CLASS A
10/31/98................................   $15.90     $(0.16)     $  0.87     $  0.71     $    --   $ (0.11) $ (0.11) $16.50
10/31/99................................    16.50      (0.23)        9.86        9.63          --        --       --   26.13
10/31/00................................    26.13      (0.35)        8.65        8.30          --     (3.24)   (3.24)  31.19
10/31/01................................    31.19      (0.15)      (11.07)     (11.22)         --     (5.04)   (5.04)  14.93
10/31/02................................    14.93      (0.16)       (1.42)      (1.58)         --        --       --   13.35
                                                          CLASS B
10/31/98................................   $15.80     $(0.27)     $  0.87     $  0.60     $    --   $ (0.11) $ (0.11) $16.29
10/31/99................................    16.29      (0.37)        9.69        9.32          --        --       --   25.61
10/31/00................................    25.61      (0.56)        8.50        7.94          --     (3.24)   (3.24)  30.31
10/31/01................................    30.31      (0.27)      (10.67)     (10.94)         --     (5.04)   (5.04)  14.33
10/31/02................................    14.33      (0.25)       (1.36)      (1.61)         --        --       --   12.72
                                                          CLASS II
10/31/98................................   $15.80     $(0.27)     $  0.88     $  0.61     $    --   $ (0.11) $ (0.11) $16.30
10/31/99................................    16.30      (0.37)        9.67        9.30          --        --       --   25.60
10/31/00................................    25.60      (0.56)        8.51        7.95          --     (3.24)   (3.24)  30.31
10/31/01................................    30.31      (0.27)      (10.68)     (10.95)         --     (5.04)   (5.04)  14.32
10/31/02................................    14.32      (0.24)       (1.36)      (1.60)         --        --       --   12.72
                                                          CLASS Z
4/03/98-10/31/98........................   $18.30     $(0.03)     $ (1.70)    $ (1.73)    $    --   $    --  $    --  $16.57
10/31/99................................    16.57      (0.10)        9.91        9.81          --        --       --   26.38
10/31/00................................    26.38      (0.16)        8.73        8.57          --     (3.24)   (3.24)  31.71
10/31/01................................    31.71      (0.04)      (11.29)     (11.33)         --     (5.04)   (5.04)  15.34
10/31/02................................    15.34      (0.08)       (1.47)      (1.55)         --        --       --   13.79
                                                          CLASS X
8/01/02-10/31/02                            13.55      (0.10)       (0.10)      (0.20)         --        --       --   13.35
----------------------------------------------------------------------------------------------------------------------------


                                                                                             RATIO OF
                                                        NET           RATIO OF            NET INVESTMENT
                                                      ASSETS          EXPENSES             INCOME (LOSS)
                 PERIOD                     TOTAL     END OF         TO AVERAGE           TO AVERAGE NET      PORTFOLIO
                 ENDED                    RETURN(2)   PERIOD         NET ASSETS               ASSETS          TURNOVER
----------------------------------------  ---------  ---------  ---------------------  ---------------------  ---------
FOCUSED LARGE-CAP GROWTH
                                                                             CLASS A
6/08/98-10/31/98                              0.80%  $ 29,770         1.45%(3)(4)(5)        (0.21)%(3)(4)(5)      106%
10/31/99................................     52.62    169,734         1.45(4)(5)            (0.70)(4)(5)          161
10/31/00................................     12.23    401,754         1.54(4)(5)            (0.81)(4)(5)          228
10/31/01................................    (29.87)   284,538         1.56(5)               (0.66)(5)             178
10/31/02................................    (12.44)   273,034         1.57(6)               (0.81)(6)             166
                                                                             CLASS B
6/08/98-10/31/98                              0.48%  $ 45,817         2.10%(3)(4)(5)        (0.92)%(3)(4)(5)      106%
10/31/99................................     51.67    271,531         2.10(4)(5)            (1.34)(4)(5)          161
10/31/00................................     11.45    641,205         2.19(4)(5)            (1.46)(4)(5)          228
10/31/01................................    (30.33)   475,315         2.21(5)               (1.31)(5)             178
10/31/02................................    (12.95)   414,904         2.21(6)               (1.45)(6)             166
                                                                            CLASS II
6/08/98-10/31/98                              0.48%  $ 35,387         2.10%(3)(4)(5)        (0.93)%(3)(4)(5)      106%
10/31/99................................     51.67    261,536         2.10(4)(5)            (1.34)(4)(5)          161
10/31/00................................     11.45    793,146         2.20(4)(5)            (1.46)(4)(5)          228
10/31/01................................    (30.33)   544,620         2.21(5)               (1.30)(5)             178
10/31/02................................    (12.95)   458,335         2.21(6)               (1.45)(6)             166
                                                                             CLASS Z
7/07/99-10/31/99                              6.00%  $  2,522         0.93%(3)(4)(5)        (0.09)%(3)(4)(5)      161%
10/31/00................................     12.67     12,523         1.12(4)(5)            (0.38)(4)(5)          228
10/31/01................................    (29.68)     9,321         1.27(5)               (0.38)(5)             178
10/31/02................................    (12.13)     8,785         1.21(6)               (0.45)(6)             166
----------------------------------------
FOCUSED MULTI CAP GROWTH
                                                                             CLASS A
10/31/98................................      4.55%  $ 55,925         1.78%(4)(5)           (0.95)%(4)(5)         142%
10/31/99................................     58.36    100,468         1.76(4)(5)            (1.00)(4)(5)          126
10/31/00................................     32.77    162,801         1.78(5)               (1.07)(5)             134
10/31/01................................    (41.40)    77,975         1.78(4)(5)            (0.77)(4)(5)          176
10/31/02................................    (10.58)    85,244         1.76(4)(6)            (1.08)(4)(6)          211
                                                                             CLASS B
10/31/98................................      3.87%  $ 74,998         2.43%(4)(5)           (1.60)%(4)(5)         142%
10/31/99................................     57.21    140,508         2.39(4)(5)            (1.64)(4)(5)          126
10/31/00................................     31.95    217,963         2.43(5)               (1.72)(5)             134
10/31/01................................    (41.73)   114,228         2.43(5)               (1.43)(5)             176
10/31/02................................    (11.24)   118,177         2.41(4)(6)            (1.74)(4)(6)          211
                                                                            CLASS II
10/31/98................................      3.94%  $ 10,568         2.43%(4)(5)           (1.60)%(4)(5)         142%
10/31/99................................     57.06     25,331         2.41(4)(5)            (1.65)(4)(5)          126
10/31/00................................     32.01     71,127         2.43(5)               (1.70)(5)             134
10/31/01................................    (41.77)    34,567         2.43(4)(5)            (1.43)(4)(5)          176
10/31/02................................    (11.17)    38,884         2.41(4)(6)            (1.74)(4)(6)          211
                                                                             CLASS Z
4/03/98-10/31/98........................     (9.45)% $    346         1.21%(3)(4)(5)        (0.36)%(3)(4)(5)      142%
10/31/99................................     59.20        624         1.21(4)(5)            (0.45)(4)(5)          126
10/31/00................................     33.55      3,239         1.21(4)(5)            (0.46)(4)(5)          134
10/31/01................................    (41.01)     1,733         1.21(4)(5)            (0.20)(4)(5)          176
10/31/02................................    (10.10)     1,247         1.19(4)(6)            (0.50)(4)(6)          211
                                                                             CLASS X
8/01/02-10/31/02                             (1.48)%      169         1.47(4)(6)            (0.80)(4)(6)          211
----------------------------------------

(1)  Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.
(3)  Annualized
(4)  Net of the following expense reimbursements (based on average net assets):

                 10/31/98  10/31/99  10/31/00                   10/31/98  10/31/99  10/31/00  10/31/01  10/31/02
                 --------  --------  --------                   --------  --------  --------  --------  --------
Focused                                        Focused
  Large-Cap                                    Multi-Cap
  Growth A.....    0.32%     0.18%     0.05%   Growth A.......    0.27%     0.08%       --%     0.01%     0.05%
Focused                                        Focused
  Large-Cap                                    Multi-Cap
  Growth B.....    0.32      0.16      0.04    Growth B.......    0.28      0.06        --        --      0.01
Focused                                        Focused
  Large-Cap                                    Multi-Cap
  Growth II....    0.32      0.17      0.04    Growth II......    0.44      0.10        --      0.02      0.05
Focused                                        Focused
  Large-Cap                                    Multi-Cap
  Growth Z.....      --      2.23      0.13    Growth Z.......    7.62      4.71      1.23      1.27      1.28
                                               Focused
                                                 Multi-Cap
                                                 Growth X.....      --        --        --        --      6.36

(5) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waiver/reimbursements if applicable.
(6) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Focused Large-Cap Growth and Focused Multi-Cap Growth would have been lower by 0.09% and 0.03% respectively for all classes, except Class X for Multi-Cap Growth which remains unchanged. (See Note 8)

See Notes to Financial Statements

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

                                                                    NET
                                                                   GAIN
                                                                  (LOSS)
                                                                ON INVEST-               DIVIDENDS
                                                        NET        MENTS       TOTAL       FROM     DISTRI-            NET
                                          NET ASSET   INVEST-      (BOTH        FROM        NET     BUTION            ASSET
                                            VALUE      MENT      REALIZED     INVEST-     INVEST-    FROM     TOTAL   VALUE
                 PERIOD                   BEGINNING   INCOME        AND         MENT       MENT     CAPITAL  DISTRI-  END OF
                 ENDED                    OF PERIOD  (LOSS)(1)  UNREALIZED)  OPERATIONS   INCOME     GAINS   BUTIONS  PERIOD
----------------------------------------  ---------  ---------  -----------  ----------  ---------  -------  -------  ------

FOCUSED 2000 GROWTH
                                                          CLASS A
1/06/98-10/31/98........................   $10.00     $(0.08)     $ (1.04)    $ (1.12)    $    --   $    --  $    --  $ 8.88
10/31/99................................     8.88      (0.15)        4.08        3.93          --        --       --   12.81
10/31/00................................    12.81      (0.12)        5.66        5.54          --     (1.08)   (1.08)  17.27
10/31/01................................    17.27      (0.14)       (5.65)      (5.79)         --     (0.01)   (0.01)  11.47
10/31/02................................    11.47      (0.15)       (1.11)      (1.26)         --        --       --   10.21

                                                          CLASS B
1/06/98-10/31/98........................   $10.00     $(0.12)     $ (1.05)    $ (1.17)    $    --   $    --  $    --  $ 8.83
10/31/99................................     8.83      (0.21)        3.95        3.74          --        --       --   12.57
10/31/00................................    12.57      (0.24)        5.55        5.31          --     (1.08)   (1.08)  16.80
10/31/01................................    16.80      (0.22)       (5.46)      (5.68)         --     (0.01)   (0.01)  11.11
10/31/02................................    11.11      (0.23)       (1.05)      (1.28)         --        --       --    9.83

                                                          CLASS II
1/06/98-10/31/98........................   $10.00     $(0.12)     $ (1.04)    $ (1.16)    $    --   $    --  $    --  $ 8.84
10/31/99................................     8.84      (0.21)        3.94        3.73          --        --       --   12.57
10/31/00................................    12.57      (0.29)        5.59        5.30          --     (1.08)   (1.08)  16.79
10/31/01................................    16.79      (0.22)       (5.45)      (5.67)         --     (0.01)   (0.01)  11.11
10/31/02................................    11.11      (0.20)       (1.10)      (1.30)         --        --       --    9.81

                                                          CLASS I
7/10/00-10/31/00........................   $19.82     $(0.07)     $ (1.42)    $ (1.49)    $    --   $ (1.00) $ (1.00) $17.33
10/31/01................................    17.33      (0.13)       (5.64)      (5.77)         --     (0.01)   (0.01)  11.55
10/31/02................................    11.55      (0.16)       (1.09)      (1.25)         --        --       --   10.30
----------------------------------------------------------------------------------------------------------------------------

FOCUSED LARGE CAP VALUE
                                                          CLASS A
10/31/98................................   $11.86     $ 0.03      $  0.71     $  0.74     $ (0.01)  $    --  $ (0.01) $12.59
10/31/99................................    12.59       0.05         1.49        1.54          --     (0.08)   (0.08)  14.05
10/31/00................................    14.05       0.11         1.86        1.97          --     (0.32)   (0.32)  15.70
10/31/01................................    15.70      (0.03)       (1.92)      (1.95)      (0.12)    (0.57)   (0.69)  13.06
10/31/02................................    13.06       0.04        (1.99)      (1.95)         --        --       --   11.11

                                                          CLASS B
10/31/98................................   $11.86     $(0.04)     $  0.69     $  0.65     $    --   $    --  $    --  $12.51
10/31/99................................    12.51      (0.05)        1.49        1.44          --     (0.08)   (0.08)  13.87
10/31/00................................    13.87       0.02         1.81        1.83          --     (0.32)   (0.32)  15.38
10/31/01................................    15.38      (0.12)       (1.87)      (1.99)      (0.01)    (0.57)   (0.58)  12.81
10/31/02................................    12.81      (0.04)       (1.94)      (1.98)         --        --       --   10.83

                                                          CLASS II
10/31/98................................   $11.86     $(0.04)     $  0.69     $  0.65     $    --   $    --  $    --  $12.51
10/31/99................................    12.51      (0.04)        1.48        1.44          --     (0.08)   (0.08)  13.87
10/31/00................................    13.87       0.02         1.82        1.84          --     (0.32)   (0.32)  15.39
10/31/01................................    15.39      (0.13)       (1.86)      (1.99)      (0.01)    (0.57)   (0.58)  12.82
10/31/02................................    12.82      (0.03)       (1.94)      (1.97)         --        --       --   10.85

                                                          CLASS Z
4/16/98-10/31/98........................   $13.86     $ 0.06      $ (1.27)    $ (1.21)    $ (0.01)  $    --  $ (0.01) $12.64
10/31/99................................    12.64       0.13         1.49        1.62          --     (0.08)   (0.08)  14.18
10/31/00................................    14.18       0.22         1.86        2.08          --     (0.32)   (0.32)  15.94
10/31/01................................    15.94       0.05        (1.94)      (1.89)      (0.24)    (0.57)   (0.81)  13.24
10/31/02................................    13.24       0.12        (2.02)      (1.90)         --        --       --   11.34


                                                                                             RATIO OF
                                                        NET           RATIO OF            NET INVESTMENT
                                                      ASSETS          EXPENSES             INCOME (LOSS)
                 PERIOD                     TOTAL     END OF         TO AVERAGE           TO AVERAGE NET      PORTFOLIO
                 ENDED                    RETURN(2)   PERIOD         NET ASSETS               ASSETS          TURNOVER
----------------------------------------  ---------  ---------  ---------------------  ---------------------  ---------
FOCUSED 2000 GROWTH
                                                                             CLASS A
1/06/98-10/31/98........................    (11.20)%  $   146        1.70%(3)              (1.00)%(3)              52%
10/31/99................................     44.26        224        1.70                  (1.43)                 129
10/31/00................................     43.62      6,795        1.35                  (0.66)                 222
10/31/01................................    (33.56)     4,512        1.47                  (1.04)                  91
10/31/02................................    (10.99)    10,856        1.74(4)(7)            (1.44)(4)(7)           150
                                                                             CLASS B
1/06/98-10/31/98........................    (11.70)%  $   263        2.35%(3)              (1.76)%(3)              52%
10/31/99................................     42.36        660        2.35                  (2.04)                 129
10/31/00................................     42.62     14,554        2.00                  (1.31)                 222
10/31/01................................    (33.84)    11,158        2.11                  (1.69)                  91
10/31/02................................    (11.52)    14,375        2.40(4)(7)            (2.10)(4)(7)           150
                                                                            CLASS II
1/06/98-10/31/98........................    (11.60)%  $   238        2.35%(3)              (1.67)%(3)              52%
10/31/99................................     42.19        440        2.35                  (2.03)                 129
10/31/00................................     42.54      3,337        2.21                  (1.56)                 222
10/31/01................................    (33.80)     2,119        2.11                  (1.67)                  91
10/31/02................................    (11.70)    22,029        2.39(4)(7)            (2.08)(4)(7)           150
                                                                             CLASS I
7/10/00-10/31/00........................     (7.34)%  $14,154        1.11%(3)              (0.37)%(3)             222%
10/31/01................................    (33.33)    11,581        1.37                  (0.94)                  91
10/31/02................................    (10.82)     4,854        1.64(4)(7)            (1.35)(4)(7)           150
----------------------------------------
FOCUSED LARGE CAP VALUE
                                                                             CLASS A
10/31/98................................      6.22%   $12,921        1.78%(4)(5)            0.22%(4)(5)            37%
10/31/99................................     12.28     15,996        1.78(4)(5)             0.34(4)(5)             42
10/31/00................................     14.36     19,500        1.78(4)(6)             0.76(4)(6)             96
10/31/01................................    (12.91)    23,418        1.78(4)(5)            (0.21)(4)(5)            63
10/31/02................................    (14.93)    26,269        1.76(4)(7)             0.12(4)(7)            161
                                                                             CLASS B
10/31/98................................      5.52%   $28,149        2.43%(4)(5)           (0.34)%(4)(5)           37%
10/31/99................................     11.55     31,422        2.43(4)(5)            (0.33)(4)(5)            42
10/31/00................................     13.52     34,140        2.43(4)(5)             0.13(4)(5)             96
10/31/01................................    (13.42)    36,816        2.43(4)(5)            (0.86)(4)(5)            63
10/31/02................................    (15.46)    32,261        2.41(4)(7)            (0.57)(4)(7)           161
                                                                            CLASS II
10/31/98................................      5.52%   $ 5,823        2.43%(4)(5)           (0.31)%(4)(5)           37%
10/31/99................................     11.55     10,664        2.43(4)(5)            (0.28)(4)(5)            42
10/31/00................................     13.59     19,717        2.43(4)(6)             0.12(4)(6)             96
10/31/01................................    (13.41)    24,958        2.43(4)(5)            (0.86)(4)(5)            63
10/31/02................................    (15.37)    33,297        2.40(4)(7)            (0.50)(4)(7)           161
                                                                            CLASS Z
4/16/98-10/31/98........................     (8.72)%  $   207        1.21%(3)(4)(5)         0.97%(3)(4)(5)        37%
10/31/99................................     12.87        241        1.21(4)(5)             0.89(4)(5)             42
10/31/00................................     15.02        897        1.21(4)(6)             1.40(4)(6)             96
10/31/01................................    (12.43)     1,046        1.21(4)(5)             0.37(4)(5)             63
10/31/02................................    (14.35)       773        1.19(4)(7)             0.65(4)(7)            161

--------------------
(1)  Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.
(3)  Annualized
(4)  Net of the following expense reimbursements (based on average net assets):

                 10/31/98  10/31/99  10/31/00  10/31/01  10/31/02                   10/31/98  10/31/99  10/31/00  10/31/01  10/31/02
                 --------  --------  --------  --------  --------                   --------  --------  --------  --------  --------
                                                                   Focused
Focused 2000                                                       Large-Cap
  Growth A.....   13.78%     5.26%     0.75%     1.34%     0.70%   Value A........    0.67%     0.17%     0.20%     0.09%     0.16%
                                                                   Focused
Focused 2000                                                       Large-Cap
  Growth B.....   14.13      5.23      0.75      1.35      0.72    Value B........    0.61      0.16      0.17      0.04      0.15
                                                                   Focused
Focused 2000                                                       Large-Cap
  Growth II....   13.43      5.25      0.96      1.34      0.59    Value II.......    1.14      0.22      0.25      0.09      0.15
                                                                   Focused
Focused 2000                                                       Large-Cap
  Growth I.....      --        --      0.58      1.34      0.67    Value Z........   11.77     11.86      4.73      2.76      2.29

(5) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waiver/reimbursements if applicable.
(6) The ratio reflects an expense cap which is net of custody credits of (0.01%) or waivers/reimbursements if applicable.
(7) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for the Focused 2000 Growth would have been lower by 0.07%, 0.08%, 0.05%, and 0.07% for Class A, B, II and I shares, respectively. The Focused Large-Cap Value would have been lower by 0.22%, 0.23%, 0.21%, and 0.23% for Class A, B, II and Z shares, respectively. (See Note 8)
See Notes to Financial Statements

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

                                                                    NET
                                                                   GAIN
                                                                  (LOSS)
                                                                ON INVEST-               DIVIDENDS
                                                        NET        MENTS       TOTAL       FROM     DISTRI-            NET
                                          NET ASSET   INVEST-      (BOTH        FROM        NET     BUTION            ASSET
                                            VALUE      MENT      REALIZED     INVEST-     INVEST-    FROM     TOTAL   VALUE
                 PERIOD                   BEGINNING   INCOME        AND         MENT       MENT     CAPITAL  DISTRI-  END OF
                 ENDED                    OF PERIOD  (LOSS)(1)  UNREALIZED)  OPERATIONS   INCOME     GAINS   BUTIONS  PERIOD
----------------------------------------  ---------  ---------  -----------  ----------  ---------  -------  -------  ------

FOCUSED MULTI-CAP VALUE
                                                          CLASS A
11/01/99-10/31/00.......................   $12.50     $ 0.03      $  3.73     $  3.76     $    --   $    --  $    --  $16.26
10/31/01................................    16.26       0.02         1.10        1.12          --     (0.71)   (0.71)  16.67
10/31/02................................    16.67      (0.01)       (2.73)      (2.74)         --     (0.50)   (0.50)  13.43

                                                          CLASS B
11/01/99-10/31/00.......................   $12.50     $(0.07)     $  3.73     $  3.66     $    --   $    --  $    --  $16.16
10/31/01................................    16.16      (0.09)        1.11        1.02          --     (0.71)   (0.71)  16.47
10/31/02................................    16.47      (0.11)       (2.69)      (2.80)         --     (0.50)   (0.50)  13.17

                                                          CLASS II
11/01/99-10/31/00.......................   $12.50     $(0.08)     $  3.74     $  3.66     $    --   $    --  $    --  $16.16
10/31/01................................    16.16      (0.09)        1.10        1.01          --     (0.71)   (0.71)  16.46
10/31/02................................    16.46      (0.11)       (2.69)      (2.80)         --     (0.50)   (0.50)  13.16

                                                          CLASS I
11/21/02-10/31/02.......................   $17.70     $ 0.01      $ (3.77)    $ (3.76)    $    --   $ (0.50) $ (0.50) $13.44
----------------------------------------------------------------------------------------------------------------------------

FOCUSED 2000 VALUE
                                                          CLASS A
10/31/98................................   $12.14     $ 0.05      $ (1.36)    $ (1.31)    $ (0.01)  $    --  $ (0.01) $10.82
10/31/99................................    10.82       0.05         0.83        0.88          --        --       --   11.70
10/31/00................................    11.70       0.07         2.15        2.22          --        --       --   13.92
10/31/01................................    13.92      (0.03)        1.66        1.63          --        --       --   15.55
10/31/02................................    15.55      (0.06)       (1.16)      (1.22)         --     (1.12)   (1.12)  13.21

                                                          CLASS B
10/31/98................................   $12.13     $(0.05)     $ (1.33)    $ (1.38)    $ (0.01)  $    --  $ (0.01) $10.74
10/31/99................................    10.74      (0.03)        0.83        0.80          --        --       --   11.54
10/31/00................................    11.54      (0.02)        2.13        2.11          --        --       --   13.65
10/31/01................................    13.65      (0.13)        1.63        1.50          --        --       --   15.15
10/31/02................................    15.15      (0.16)       (1.12)      (1.28)         --     (1.12)   (1.12)  12.75

                                                          CLASS II
10/31/98................................   $12.14     $(0.06)     $ (1.33)    $ (1.39)    $ (0.01)  $    --  $ (0.01) $10.74
10/31/99................................    10.74      (0.03)        0.84        0.81          --        --       --   11.55
10/31/00................................    11.55      (0.02)        2.13        2.11          --        --       --   13.66
10/31/01................................    13.66      (0.13)        1.63        1.50          --        --       --   15.16
10/31/02................................    15.16      (0.14)       (1.14)      (1.28)         --     (1.12)   (1.12)  12.76

                                                          CLASS Z
4/03/98-10/31/98........................   $13.63     $ 0.04      $ (2.80)    $ (2.76)    $ (0.02)  $    --  $ (0.02) $10.85
10/31/99................................    10.85       0.11         0.83        0.94          --        --       --   11.79
10/31/00................................    11.79       0.14         2.18        2.32          --        --       --   14.11
10/31/01................................    14.11       0.05         1.70        1.75          --        --       --   15.86
10/31/02................................    15.86       0.03        (1.20)      (1.17)         --     (1.12)   (1.12)  13.57


                                                                                          RATIO OF
                                                        NET          RATIO OF          NET INVESTMENT
                                                      ASSETS         EXPENSES           INCOME (LOSS)
                 PERIOD                     TOTAL     END OF        TO AVERAGE         TO AVERAGE NET      PORTFOLIO
                 ENDED                    RETURN(2)   PERIOD        NET ASSETS             ASSETS          TURNOVER
----------------------------------------  ---------  ---------  ------------------  ---------------------  ---------
FOCUSED MULTI-CAP VALUE
                                                                           CLASS A
11/01/99-10/31/00.......................     30.08%  $ 40,755      1.55%(3)(5)           0.19%(3)(5)           220%
10/31/01................................      6.95    136,063      1.55(6)               0.13(6)               245
10/31/02................................    (17.09)   128,255      1.62(4)(7)           (0.07)(4)(7)           127
                                                                           CLASS B
11/01/99-10/31/00.......................     29.28%  $ 33,418      2.20%(3)(5)          (0.52)%(3)(5)          220%
10/31/01................................      6.35    190,304      2.20(6)              (0.51)(6)              245
10/31/02................................    (17.67)   169,875      2.26(4)(7)           (0.72)(4)(7)           127
                                                                           CLASS II
11/01/99-10/31/00.......................     29.28%  $ 73,484      2.20%(3)(5)          (0.53)%(3)(5)          220%
10/31/01................................      6.29    213,088      2.20(6)              (0.52)(6)              245
10/31/02................................    (17.68)   209,029      2.27(4)(7)           (0.72)(4)(7)           127
                                                                           CLASS I
11/21/02-10/31/02.......................    (21.85)% $ 12,801      1.52%(3)(4)(7)        0.05%(3)(4)(7)       127%
----------------------------------------
FOCUSED 2000 VALUE
                                                                           CLASS A
10/31/98................................    (10.79)% $ 15,051      1.78%(4)(6)           0.42%(4)(6)            50%
10/31/99................................      8.13     15,473      1.78(4)(6)            0.39(4)(6)            102
10/31/00................................     18.97     17,188      1.78(4)(6)            0.52(4)(6)             67
10/31/01................................     11.71     29,772      1.78(4)(6)           (0.19)(4)(6)            66
10/31/02................................     (9.13)    43,322      1.75(4)(7)           (0.49)(4)(7)           123
                                                                           CLASS B
10/31/98................................    (11.40)% $ 25,954      2.43%(4)(6)          (0.44)%(4)(6)           50%
10/31/99................................      7.45     22,601      2.43(4)(6)           (0.26)(4)(6)           102
10/31/00................................     18.28     22,593      2.43(4)(6)           (0.12)(4)(6)            67
10/31/01................................     10.99     37,205      2.43(4)(6)           (0.83)(4)(6)            66
10/31/02................................     (9.80)    44,538      2.40(4)(7)           (1.15)(4)(7)           123
                                                                           CLASS II
10/31/98................................    (11.47)% $  5,968      2.43%(4)(6)          (0.48)%(4)(6)           50%
10/31/99................................      7.54      7,230      2.43(4)(6)           (0.26)(4)(6)           102
10/31/00................................     18.27     12,195      2.43(4)(6)           (0.16)(4)(6)            67
10/31/01................................     10.98     25,676      2.43(4)(6)           (0.84)(4)(6)            66
10/31/02................................     (9.79)    50,881      2.40(4)(7)           (1.09)(4)(7)           123
                                                                           CLASS Z
4/03/98-10/31/98........................    (20.30)% $    142      1.21%(3)(4)(6)        0.70%(3)(4)(6)         50%
10/31/99................................      8.66         78      1.21(4)(6)            0.96(4)(6)            102
10/31/00................................     19.68        406      1.21(4)(6)            1.00(4)(6)             67
10/31/01................................     12.40      1,626      1.21(4)(6)            0.33(4)(6)             66
10/31/02................................     (8.60)     1,595      1.19(4)(7)            0.09(4)(7)            123

--------------------
(1)  Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.
(3)  Annualized
(4)  Net of the following expense reimbursements (based on average net assets):

                 10/31/00  10/31/01  10/31/02                   10/31/98  10/31/99  10/31/00  10/31/01  10/31/02
                 --------  --------  --------                   --------  --------  --------  --------  --------
Focused                                        Focused 2000       0.66%     0.29%     0.25%     0.11%     0.08%
  Multi-Cap                                    Value A........
  Value A......    0.50%     0.19%     0.11%
Focused                                        Focused 2000       0.62      0.31      0.25      0.07      0.07
  Multi-Cap                                    Value B........
  Value B......    0.59        --      0.11
Focused                                        Focused 2000       1.05      0.36      0.31      0.15      0.09
  Multi-Cap                                    Value II.......
  Value II.....    0.59      0.20      0.11
Focused                                        Focused 2000      20.37     20.90      9.85      2.94      1.15
  Multi-Cap                                    Value Z........
  Value I......    0.50      0.18      0.36

(5) The ratio reflects an expense cap which is net of custody credits of (0.01%) or waivers/reimbursements if applicable.
(6) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waiver/reimbursements if applicable.
(7) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Focused Multi-Cap Value would have remained the same for Class A, B, II and I shares. The Focused 2000 Value would have been lower by 0.08% for Class A, B, II and Z shares respectively. (See Note 8)
See Notes to Financial Statements

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

                                                                    NET
                                                                   GAIN
                                                                  (LOSS)
                                                                ON INVEST-               DIVIDENDS
                                                        NET        MENTS       TOTAL       FROM     DISTRI-            NET
                                          NET ASSET   INVEST-      (BOTH        FROM        NET     BUTION            ASSET
                                            VALUE      MENT      REALIZED     INVEST-     INVEST-    FROM     TOTAL   VALUE
                 PERIOD                   BEGINNING   INCOME        AND         MENT       MENT     CAPITAL  DISTRI-  END OF
                 ENDED                    OF PERIOD  (LOSS)(1)  UNREALIZED)  OPERATIONS   INCOME     GAINS   BUTIONS  PERIOD
----------------------------------------  ---------  ---------  -----------  ----------  ---------  -------  -------  ------
FOCUSED GROWTH AND INCOME
                                                          CLASS A
10/31/98................................   $11.98     $ 0.03      $  1.04     $  1.07     $ (0.01)  $    --  $ (0.01) $13.04
10/31/99................................    13.04      (0.04)        4.30        4.26          --     (0.18)   (0.18)  17.12
10/31/00................................    17.12      (0.13)        3.51        3.38          --     (0.98)   (0.98)  19.52
10/31/01................................    19.52      (0.05)       (6.18)      (6.23)         --     (0.44)   (0.44)  12.85
10/31/02................................    12.85      (0.07)       (0.74)      (0.81)         --        --       --   12.04
                                                          CLASS B
10/31/98................................   $11.96     $(0.07)     $  1.08     $  1.01     $ (0.01)  $    --  $ (0.01) $12.96
10/31/99................................    12.96      (0.13)        4.25        4.12          --     (0.18)   (0.18)  16.90
10/31/00................................    16.90      (0.26)        3.46        3.20          --     (0.98)   (0.98)  19.12
10/31/01................................    19.12      (0.15)       (6.03)      (6.18)         --     (0.44)   (0.44)  12.50
10/31/02                                    12.50      (0.16)       (0.70)      (0.86)         --        --       --   11.64
                                                          CLASS II
10/31/98................................   $11.97     $(0.07)     $  1.06     $  0.99     $ (0.01)  $    --  $ (0.01) $12.95
10/31/99................................    12.95      (0.14)        4.26        4.12          --     (0.18)   (0.18)  16.89
10/31/00................................    16.89      (0.26)        3.46        3.20          --     (0.98)   (0.98)  19.11
10/31/01................................    19.11      (0.15)       (6.03)      (6.18)         --     (0.44)   (0.44)  12.49
10/31/02................................    12.49      (0.15)       (0.71)      (0.86)         --        --       --   11.63
                                                          CLASS Z
10/06/00-10/31/00.......................   $20.28     $(0.01)     $ (0.76)    $ (0.77)    $    --   $    --  $    --  $19.51
10/31/01................................    19.51       0.03        (6.18)      (6.15)         --     (0.44)   (0.44)  12.92
10/31/02................................    12.92         --        (0.75)      (0.75)         --        --       --   12.17
                                                          CLASS X
3/19/02-10/31/02........................   $14.55     $(0.03)     $ (2.46)    $ (2.49)    $    --   $    --  $    --  $12.06
----------------------------------------------------------------------------------------------------------------------------
FOCUSED INTERNATIONAL EQUITY
                                                          CLASS A
11/01/01-10/31/02.......................   $12.50     $(0.02)     $ (0.47)    $ (0.49)    $    --   $    --  $    --  $12.01
                                                          CLASS B
11/01/01-10/31/02.......................   $12.50     $(0.10)     $ (0.46)    $ (0.56)    $    --   $    --  $    --  $11.94
                                                          CLASS II
11/01/01-10/31/02.......................   $12.50     $(0.11)     $ (0.46)    $ (0.57)    $    --   $    --  $    --  $11.93
----------------------------------------------------------------------------------------------------------------------------


                                                                                          RATIO OF
                                                        NET          RATIO OF          NET INVESTMENT
                                                      ASSETS         EXPENSES           INCOME (LOSS)
                 PERIOD                     TOTAL     END OF        TO AVERAGE         TO AVERAGE NET      PORTFOLIO
                 ENDED                    RETURN(2)   PERIOD        NET ASSETS             ASSETS          TURNOVER
----------------------------------------  ---------  ---------  ------------------  ---------------------  ---------
FOCUSED GROWTH AND INCOME
                                                                           CLASS A
10/31/98................................      8.95%  $  9,799     1.78%(4)(6)           0.22%(4)(6)             98%
10/31/99................................     33.10     29,281     1.54(4)(5)           (0.26)(4)(5)            165
10/31/00................................     19.88     62,164     1.45(4)(6)           (0.62)(4)(6)            121
10/31/01................................    (32.51)    39,280     1.45(4)(6)           (0.33)(4)(6)            203
10/31/02................................     (6.30)    59,186     1.57(4)(7)           (0.61)(4)(7)            170
                                                                           CLASS B
10/31/98................................      8.43%  $ 16,157     2.43%(4)(6)          (0.52)%(4)(6)            98%
10/31/99................................     32.21     39,636     2.20(4)(5)           (0.87)(4)(5)            165
10/31/00................................     19.03     83,480     2.10(4)(6)           (1.27)(4)(6)            121
10/31/01................................    (32.94)    59,653     2.10(4)(6)           (0.99)(4)(6)            203
10/31/02                                     (6.88)    65,825     2.21(4)(7)           (1.27)(4)(7)            170
                                                                           CLASS II
10/31/98................................      8.26%  $  2,490     2.43%(4)(6)          (0.53)%(4)(6)            98%
10/31/99................................     32.24     15,619     2.16(4)(5)           (0.97)(4)(5)            165
10/31/00................................     19.04     69,826     2.10(4)(6)           (1.26)(4)(6)            121
10/31/01................................    (32.96)    50,468     2.10(4)(6)           (0.98)(4)(6)            203
10/31/02................................     (6.89)    85,094     2.23(4)(7)           (1.27)(4)(7)            170
                                                                           CLASS Z
10/06/00-10/31/00.......................     (3.80)% $    148     0.88%(3)(4)(6)       (0.42)%(3)(4)(6)        121%
10/31/01................................    (32.11)       493     0.88(4)(6)            0.20(4)(6)             203
10/31/02................................     (5.80)       336     0.98(4)(7)           (0.07)(4)(7)            170
                                                                           CLASS X
3/19/02-10/31/02........................    (17.11)% $  7,782     1.44%(3)(4)(7)       (0.29)%(3)(4)(7)        170%
----------------------------------------
FOCUSED INTERNATIONAL EQUITY
                                                                           CLASS A
11/01/01-10/31/02.......................     (3.92)% $ 17,225     1.95%(3)(4)(5)(7)    (0.13)%(3)(4)(5)(7)     117%
                                                                           CLASS B
11/01/01-10/31/02.......................     (4.48)% $  5,097     2.60%(3)(4)(5)(7)    (0.79)%(3)(4)(5)(7)     117%
                                                                           CLASS II
11/01/01-10/31/02.......................     (4.56)% $ 10,350     2.60%(3)(4)(5)(7)    (0.91)%(3)(4)(5)(7)     117%
----------------------------------------

(1)  Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.
(3)  Annualized
(4)  Net of the following expense reimbursements (based on average net assets):

                 10/31/98  10/31/99  10/31/00  10/31/01  10/31/02                   10/31/02
                 --------  --------  --------  --------  --------                   --------
Focused Growth                                                     Focused
  and                                                              International
  Income A.....    0.62%     0.37%      0.34%    0.30%     0.23%   Equity A.......    0.62%
Focused Growth                                                     Focused
  and                                                              International
  Income B.....    0.67      0.44       0.32     0.30      0.22    Equity B.......    1.19
Focused Growth                                                     Focused
  and                                                              International
  Income II....    2.11      0.60       0.35     0.30      0.20    Equity II......    0.83
Focused Growth
  and
  Income Z.....      --        --      26.87     5.44      5.10
Focused Growth
  and
  Income X.....      --        --         --       --      0.18

(5) The ratio reflects an expense cap which is net of custody credits of (0.01%) or waivers/reimbursements if applicable.
(6) The ratio reflects an expense cap which is net of custody credit of less than 0.01% or waiver/reimbursements if applicable.
(7) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for the Focused Growth and Income would have been lower by 0.04%, 0.05%, 0.04%, 0.05%, and 0.01% for Class A, B, II, Z and X, respectively. The Focused International Equity would have been lower by 0.01% for Class A, B and II, respectively. (See Note 8)
See Notes to Financial Statements

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

                                                            NET
                                                           GAIN
                                                          (LOSS)
                                                        ON INVEST-
                                                NET        MENTS       TOTAL     DISTRI-            NET
                                  NET ASSET   INVEST-      (BOTH        FROM     BUTION            ASSET                 NET
                                    VALUE      MENT      REALIZED     INVEST-     FROM     TOTAL   VALUE               ASSETS
             PERIOD               BEGINNING   INCOME        AND         MENT     CAPITAL  DISTRI-  END OF    TOTAL     END OF
             ENDED                OF PERIOD  (LOSS)(1)  UNREALIZED)  OPERATIONS   GAINS   BUTIONS  PERIOD  RETURN(2)   PERIOD
--------------------------------  ---------  ---------  -----------  ----------  -------  -------  ------  ---------  ---------

FOCUSED TECHNOLOGY
                                                            CLASS A
05/22/00-10/31/00...............   $12.50     $(0.11)     $  3.13     $  3.02    $    --  $    --  $15.52     24.16%  $ 89,371
10/31/01........................    15.52      (0.08)      (11.49)     (11.57)        --       --    3.95    (74.55)    28,327
10/31/02........................     3.95      (0.07)       (1.09)      (1.16)        --       --    2.79    (29.37)    18,034

                                                            CLASS B
05/22/00-10/31/00...............   $12.50     $(0.17)     $  3.14     $  2.97    $    --  $    --  $15.47     23.76%  $ 70,073
10/31/01........................    15.47      (0.13)      (11.41)     (11.54)        --       --    3.93    (74.60)    20,658
10/31/02........................     3.93      (0.09)       (1.09)      (1.18)        --       --    2.75    (30.03)    13,368

                                                           CLASS II
05/22/00-10/31/00...............   $12.50     $(0.17)     $  3.14     $  2.97    $    --  $    --  $15.47     23.76%  $ 86,105
10/31/01........................    15.47      (0.13)      (11.42)     (11.55)        --       --    3.92    (74.66)    26,869
10/31/02........................     3.92      (0.09)       (1.08)      (1.17)        --       --    2.75    (29.85)    17,137

                                                            CLASS Z
10/03/00-10/31/00...............   $17.33     $(0.01)     $ (1.79)    $ (1.80)   $    --  $    --  $15.53    (10.13)% $    563
10/31/01........................    15.53      (0.05)      (11.49)     (11.54)        --       --    3.99    (74.31)       637
10/31/02........................     3.99      (0.04)       (1.12)      (1.16)        --       --    2.83    (29.07)       549


                                                            RATIO OF
                                       RATIO OF          NET INVESTMENT
                                       EXPENSES           INCOME (LOSS)
             PERIOD                   TO AVERAGE         TO AVERAGE NET      PORTFOLIO
             ENDED                    NET ASSETS             ASSETS          TURNOVER
--------------------------------  ------------------  ---------------------  ---------
FOCUSED TECHNOLOGY
                                                        CLASS A
05/22/00-10/31/00...............     1.97%(3)(4)(5)      (1.30)%(3)(4)(5)(6)     176%
10/31/01........................     1.97(4)(6)          (1.12)(4)(6)            449
10/31/02........................     1.97(4)(7)          (1.77)(4)(7)            262
                                                        CLASS B
05/22/00-10/31/00...............     2.62%(3)(4)(6)      (1.97)%(3)(4)(5)(6)     176%
10/31/01........................     2.62(4)(6)          (1.77)(4)(6)            449
10/31/02........................     2.62(4)(7)          (2.42)(4)(7)            262
                                                        CLASS II
05/22/00-10/31/00...............     2.62%(3)(4)(6)      (1.97)%(3)(4)(5)(6)     176%
10/31/01........................     2.62(4)(6)          (1.77)(4)(6)            449
10/31/02........................     2.62(4)(7)          (2.42)(4)(7)            266
                                                        CLASS Z
10/03/00-10/31/00...............     1.40%(3)(4)(6)      (0.76)%(3)(4)(5)(6)     176%
10/31/01........................     1.40(4)(6)          (0.65)(4)(6)            449
10/31/02........................     1.40(4)(7)          (1.20)(4)(7)            262

--------------------
(1)  Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.
(3)  Annualized
(4)  Net of the following expense reimbursements (based on average net assets):

                 10/31/00  10/31/01  10/31/02
                 --------  --------  --------
Focused
Technology A....    0.30%    0.18%     0.39%
Focused
Technology B....    0.31     0.16      0.43
Focused
Technology II....    0.31    0.13      0.40
Focused
Technology Z....   45.91     4.36      3.95

(5) The ratio reflects an expense cap which is net of custody credits of 0.02% or waiver/reimbursements if applicable.
(6) The ratio reflects an expense cap which is net of custody credit of less than 0.01% or waiver/reimbursements if applicable.
(7) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have remained the same. (See Note 8)
See Notes to Financial Statements

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

Focused Large-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2002


                                                                               VALUE
                    SECURITY DESCRIPTION                        SHARES        (NOTE 3)
-----------------------------------------------------------------------------------------
COMMON STOCK--90.0%
AEROSPACE & MILITARY TECHNOLOGY--3.5%
  Lockheed Martin Corp......................................     695,798   $   40,286,704
                                                                           --------------
BROADCASTING & MEDIA--2.9%
  AOL Time Warner, Inc.+....................................   2,284,800       33,700,800
                                                                           --------------
BUSINESS SERVICES--3.6%
  First Data Corp...........................................   1,186,600       41,459,804
                                                                           --------------
COMPUTER SOFTWARE--10.5%
  Electronic Arts, Inc.+....................................     600,000       39,072,000
  Microsoft Corp.+..........................................   1,526,600       81,627,302
                                                                           --------------
                                                                              120,699,302
                                                                           --------------
DRUGS--4.1%
  Eli Lilly & Co............................................     535,500       29,720,250
  Wyeth.....................................................     521,700       17,476,950
                                                                           --------------
                                                                               47,197,200
                                                                           --------------
ELECTRONICS--4.4%
  Intel Corp................................................   1,849,600       31,998,080
  Texas Instruments, Inc....................................   1,197,600       18,993,936
                                                                           --------------
                                                                               50,992,016
                                                                           --------------
FINANCIAL SERVICES--16.1%
  Citigroup, Inc............................................     988,750       36,534,312
  Fannie Mae................................................     533,702       35,683,316
  Merrill Lynch & Co., Inc..................................     858,600       32,583,870
  SLM Corp..................................................     790,034       81,168,093
                                                                           --------------
                                                                              185,969,591
                                                                           --------------
FOOD, BEVERAGE & TOBACCO--2.7%
  Coca-Cola Co..............................................     661,500       30,746,520
                                                                           --------------
HEALTH SERVICES--10.7%
  HCA, Inc..................................................     695,550       30,249,470
  Quest Diagnostics, Inc.+..................................     330,516       21,096,836
  UnitedHealth Group, Inc...................................     800,186       72,776,917
                                                                           --------------
                                                                              124,123,223
                                                                           --------------
HOUSEHOLD PRODUCTS--2.8%
  Gillette Co...............................................   1,068,700       31,932,756
                                                                           --------------
HOUSING & HOUSEHOLD DURABLES--3.3%
  Lennar Corp...............................................     700,000       38,619,000
                                                                           --------------
INSURANCE--2.0%
  Berkshire Hathaway, Inc., Class A+........................         319       23,666,610
                                                                           --------------
INTERNET CONTENT--2.9%
  eBay, Inc.+...............................................     530,000       33,517,200
                                                                           --------------
MEDICAL PRODUCTS--7.8%
  Amgen, Inc.+..............................................     670,400       31,213,824
  Johnson & Johnson.........................................   1,005,280       59,060,200
                                                                           --------------
                                                                               90,274,024
                                                                           --------------
MULTI-INDUSTRY--2.9%
  Tyco International, Ltd...................................   2,322,750       33,586,965
                                                                           --------------
RETAIL--6.7%
  Target Corp...............................................     811,700       24,448,404
  Tiffany & Co..............................................   2,028,828       53,114,717
                                                                           --------------
                                                                               77,563,121
                                                                           --------------

                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 3)
--------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--3.1%
  Nokia Oyj ADR.............................................     2,147,050    $   35,683,971
                                                                              --------------
TOTAL INVESTMENT SECURITIES--90.0%
  (cost $1,030,935,054).....................................                   1,040,018,807
                                                                              --------------
SHORT-TERM SECURITIES--5.1%
  Federal Home Loan Bank Cons. Disc. Notes
    1.50% due 11/01/02......................................   $    36,000        36,000,000
  Federal Home Loan Bank Cons. Disc. Notes
    1.62% due 11/05/02......................................         1,800         1,799,676
  Federal Home Loan Bank Cons. Disc. Notes
    1.62% due 11/07/02......................................         2,600         2,599,298
  Federal Home Loan Bank Cons. Disc. Notes
    1.64% due 12/11/02......................................         1,700         1,696,902
  Federal Home Loan Bank Cons. Disc. Notes
    1.65% due 11/20/02......................................         6,800         6,794,078
  Federal Home Loan Bank Cons. Disc. Notes
    1.65% due 11/29/02......................................           150           149,808
  Federal Home Loan Mtg. Disc. Notes
    1.53% due 12/03/02......................................         9,200         9,187,488
  Federal Home Loan Mtg. Disc. Notes
    1.65% due 11/05/02......................................           200           199,963
                                                                              --------------
TOTAL SHORT-TERM SECURITIES
  (cost $58,427,213)........................................                      58,427,213
                                                                              --------------
REPURCHASE AGREEMENT--0.4%
  Agreement with State Street Bank & Trust Co., bearing
    interest at 0.85%, dated 10/31/02, to be repurchased
    11/01/02 in the amount of $4,817,114 and collateralized
    by $4,800,000 of United States Treasury Notes, bearing
    interest at 3.00%, due 02/29/04 and having an
    approximate aggregate value of $4,915,762
    (cost $4,817,000).......................................         4,817         4,817,000
                                                                              --------------
TOTAL INVESTMENTS
  (cost $1,094,179,267).....................................          95.5%    1,103,263,020
Other assets less liabilities...............................           4.5        51,794,566
                                                               -----------    --------------
NET ASSETS                                                           100.0%   $1,155,057,586
                                                               ===========    ==============

------------------
+ Non-income producing securities
ADR American Depository Receipt

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

Focused Multi-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2002


                                                                              VALUE
                    SECURITY DESCRIPTION                        SHARES       (NOTE 3)
---------------------------------------------------------------------------------------
COMMON STOCK--90.3%
AEROSPACE & MILITARY TECHNOLOGY--5.6%
  General Dynamics Corp.....................................      92,925   $  7,353,155
  Northrop Grumman Corp.....................................      60,400      6,229,052
                                                                           ------------
                                                                             13,582,207
                                                                           ------------
BANKS--3.5%
  Bank of America Corp......................................     123,895      8,647,871
                                                                           ------------
BROADCASTING & MEDIA--9.2%
  AOL Time Warner, Inc.+....................................     449,990      6,637,352
  Journal Register Co.+.....................................     459,200      8,481,424
  Radio One, Inc., Class D+.................................     444,500      7,414,260
                                                                           ------------
                                                                             22,533,036
                                                                           ------------
BUSINESS SERVICES--4.3%
  A. O. Smith Corp..........................................      70,700      1,552,572
  Waste Connections, Inc.+..................................     246,400      9,013,312
                                                                           ------------
                                                                             10,565,884
                                                                           ------------
COMMUNICATION EQUIPMENT--0.0%
  FutureLink Corp.+.........................................       1,785              0
                                                                           ------------
COMPUTER SOFTWARE--3.8%
  Microsoft Corp.+..........................................     171,850      9,188,820
                                                                           ------------
DRUGS--2.4%
  Accredo Health, Inc.+.....................................     126,000      5,831,280
                                                                           ------------
ELECTRONICS--1.2%
  Activision, Inc.+.........................................     137,300      2,814,650
                                                                           ------------
ENERGY SERVICES--3.4%
  Nabors Industries, Ltd.+..................................     233,600      8,168,992
                                                                           ------------
FINANCIAL SERVICES--19.5%
  Ambac Financial Group, Inc................................     187,100     11,562,780
  SLM Corp..................................................     177,210     18,206,555
  Wells Fargo & Co..........................................     350,270     17,678,127
                                                                           ------------
                                                                             47,447,462
                                                                           ------------
GAS & PIPELINE UTILITIES--4.0%
  Newfield Exploration Co.+.................................     277,400      9,706,226
                                                                           ------------
HEALTH SERVICES--15.2%
  Community Health Systems, Inc.+...........................     419,700      9,862,950
  Coventry Health Care, Inc.+...............................     242,100      8,100,666
  Pediatrix Medical Group, Inc.+............................     245,600      9,824,000
  UnitedHealth Group, Inc...................................     102,340      9,307,823
                                                                           ------------
                                                                             37,095,439
                                                                           ------------
INTERNET CONTENT--3.1%
  Yahoo!, Inc.+.............................................     507,200      7,567,424
                                                                           ------------
LEISURE & TOURISM--2.7%
  Wendy's International, Inc................................     211,200      6,690,816
                                                                           ------------

                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 3)
--------------------------------------------------------------------------------------------
MEDICAL PRODUCTS--3.7%
  Medtronic, Inc............................................       203,830    $   9,131,584
                                                                              -------------
RETAIL--8.7%
  Kohl's Corp.+.............................................       123,460        7,216,237
  Whole Foods Market, Inc.+.................................       133,100        6,209,648
  Wild Oats Markets, Inc.+..................................       685,300        7,730,869
                                                                              -------------
                                                                                 21,156,754
                                                                              -------------
TOTAL INVESTMENT SECURITIES--90.3%
  (cost $224,057,166).......................................                    220,128,445
                                                                              -------------
SHORT-TERM SECURITIES--3.9%
  Federal Farm Credit Bank Cons. Disc. Notes
    1.91% due 11/06/02......................................   $     5,000        4,998,861
  Federal Home Loan Mtg. Disc. Notes
    1.73% due 11/01/02......................................         4,600        4,600,000
                                                                              -------------
TOTAL SHORT-TERM SECURITIES
  (cost $9,598,861).........................................                      9,598,861
                                                                              -------------
REPURCHASE AGREEMENTS--6.7%
  State Street Bank & Trust Co. Joint Repurchase Agreement
    (See Note 3)............................................         5,072        5,072,000
  UBS Warburg, Inc. Joint Repurchase Agreement
    (See Note 3)............................................         5,000        5,000,000
  Agreement with State Street Bank & Trust Co., bearing
    interest at 0.75%, dated 10/31/02, to be repurchased
    11/01/02 in the amount of $6,233,130 and collateralized
    by $6,200,000 of United States Treasury Notes, bearing
    interest at 3.00%, due 01/31/04 and having an
    approximate aggregate value of $6,362,750...............         6,233        6,233,000
                                                                              -------------
TOTAL REPURCHASE AGREEMENTS
  (cost $16,305,000)........................................                     16,305,000
                                                                              -------------
TOTAL INVESTMENTS
  (cost $249,961,027).......................................         100.9%     246,032,306
Liabilities in excess of other assets.......................          (0.9)      (2,310,740)
                                                               -----------    -------------
NET ASSETS                                                           100.0%   $ 243,721,566
                                                               ===========    =============

------------------
+ Non-income producing securities

See Notes to Financial Statements.

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

Focused 2000 Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2002


                                                                               VALUE
                    SECURITY DESCRIPTION                        SHARES        (NOTE 3)
-----------------------------------------------------------------------------------------
COMMON STOCK--93.5%
APPAREL & TEXTILES--4.8%
  Gildan Activewear, Inc., Class A+.........................      40,100   $     886,210
  Hancock Fabrics, Inc......................................      47,500         755,250
  Mohawk Industries, Inc.+..................................      16,000         856,800
                                                                           -------------
                                                                               2,498,260
                                                                           -------------
BANKS--2.9%
  Fidelity Bankshares, Inc..................................      35,800         681,274
  Wintrust Financial Corp...................................      25,600         802,048
                                                                           -------------
                                                                               1,483,322
                                                                           -------------
BROADCASTING & MEDIA--4.0%
  Catalina Marketing Corp.+.................................      18,000         348,300
  Harte-Hanks, Inc..........................................      15,000         286,200
  Lin TV Corp., Class A+....................................      50,000       1,031,500
  Saga Communications, Inc., Class A+.......................      20,625         418,688
                                                                           -------------
                                                                               2,084,688
                                                                           -------------
BUSINESS SERVICES--12.1%
  ChoicePoint, Inc.+........................................      36,000       1,362,960
  Fair, Isaac and Co., Inc..................................      35,000       1,346,450
  PEC Solutions, Inc.+......................................      50,000       1,732,500
  University of Phoenix Online+.............................      60,000       1,866,000
                                                                           -------------
                                                                               6,307,910
                                                                           -------------
COMMUNICATION EQUIPMENT--0.9%
  Wavecom SA ADR+...........................................      15,000         482,250
                                                                           -------------
COMPUTERS & BUSINESS EQUIPMENT--1.8%
  Western Digital Corp.+....................................     146,000         903,740
                                                                           -------------
COMPUTER SOFTWARE--2.3%
  ScanSoft, Inc.+...........................................     130,000         600,600
  Verisity, Ltd.+...........................................      35,000         567,000
                                                                           -------------
                                                                               1,167,600
                                                                           -------------
DRUGS--8.8%
  Accredo Health, Inc.+.....................................      15,900         735,852
  American Pharmaceutical Partners, Inc.+...................      20,900         418,000
  Charles River Laboratories International, Inc.+...........      30,000       1,102,500
  Connetics Corp.+..........................................      73,200         935,496
  MIM Corp.+................................................      70,000         501,200
  Taro Pharmaceutical Industries, Ltd.+.....................      25,000         868,750
                                                                           -------------
                                                                               4,561,798
                                                                           -------------
ELECTRONICS--7.1%
  InVision Technologies, Inc.+..............................      30,000       1,062,300
  Itron, Inc.+..............................................      54,000       1,182,060
  OSI Systems, Inc.+........................................      46,500         743,535
  Photon Dynamics, Inc.+....................................      33,800         725,348
                                                                           -------------
                                                                               3,713,243
                                                                           -------------


                                                                               VALUE
                    SECURITY DESCRIPTION                        SHARES        (NOTE 3)
-----------------------------------------------------------------------------------------
ENERGY SOURCES--3.3%
  Ultra Petroleum Corp.+....................................     105,600   $     869,088
  Unit Corp.+...............................................      44,700         862,710
                                                                           -------------
                                                                               1,731,798
                                                                           -------------
FINANCIAL SERVICES--4.2%
  Arch Capital Group, Ltd.+.................................      41,400       1,159,614
  Jeffries Group, Inc.......................................      25,000       1,041,250
                                                                           -------------
                                                                               2,200,864
                                                                           -------------
FOOD, BEVERAGE & TOBACCO--4.7%
  Central European Distribution Corp.+......................      52,890         649,489
  Fresh Del Monte Produce, Inc..............................      30,100         820,526
  Panera Bread Co., Class A+................................      30,000         975,000
                                                                           -------------
                                                                               2,445,015
                                                                           -------------
HEALTH SERVICES--4.6%
  Centene Corp.+............................................      15,400         468,622
  Manor Care, Inc.+.........................................      14,000         276,780
  United Surgical Partners International, Inc.+.............      45,000         893,700
  Weight Watchers International, Inc.+......................      16,000         757,600
                                                                           -------------
                                                                               2,396,702
                                                                           -------------
HOUSING & HOUSEHOLD DURABLES--1.4%
  Craftmade International, Inc..............................      56,700         745,605
                                                                           -------------
INTERNET CONTENT--1.3%
  Neoforma, Inc.+...........................................      60,000         673,200
                                                                           -------------
INTERNET SOFTWARE--5.6%
  eResearch Technology, Inc.+...............................      90,000       1,305,900
  United Online, Inc.+......................................      70,000         837,200
  WebEx Communications, Inc.+...............................      50,000         784,000
                                                                           -------------
                                                                               2,927,100
                                                                           -------------
LEISURE & TOURISM--11.0%
  California Pizza Kitchen, Inc.+...........................      25,000         663,025
  Extended Stay America, Inc.+..............................      70,000         875,000
  Kerzner International, Ltd.+..............................      50,000       1,173,500
  Krispy Kreme Doughnuts, Inc.+.............................      40,000       1,372,000
  Penn National Gaming, Inc.+...............................      50,000       1,034,000
  Wynn Resorts, Ltd.+.......................................      50,000         630,500
                                                                           -------------
                                                                               5,748,025
                                                                           -------------
MACHINERY--1.6%
  Lindsay Manufacturing Co..................................      34,600         832,822
                                                                           -------------
MEDICAL PRODUCTS--1.6%
  Biosite, Inc.+............................................      14,000         404,320
  Possis Medical, Inc.+.....................................      40,000         446,840
                                                                           -------------
                                                                                 851,160
                                                                           -------------
RETAIL--6.7%
  Chico's FAS, Inc.+........................................      55,000       1,061,500

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

Focused 2000 Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2002 -- (CONTINUED)


                                                                               VALUE
                    SECURITY DESCRIPTION                        SHARES        (NOTE 3)
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
 RETAIL (CONTINUED)
  Furniture Brands International, Inc.+.....................      29,900   $     676,039
  Pier 1 Imports, Inc.......................................      44,500         838,825
  Tuesday Morning Corp.+....................................      44,400         928,404
                                                                           -------------
                                                                               3,504,768
                                                                           -------------
TELECOMMUNICATIONS--1.1%
  Intrado, Inc.+............................................      60,000         580,200
                                                                           -------------
TRANSPORTATION--1.7%
  Heartland Express, Inc.+..................................      44,200         867,646
                                                                           -------------
TOTAL INVESTMENT SECURITIES--93.5%
  (cost $49,803,175)........................................                  48,707,716
                                                                           -------------

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 3)
--------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--5.9%
  Agreement with State Street Bank & Trust Co., bearing
    interest at 0.85%, dated 10/31/02, to be repurchased
    11/01/02 in the amount of $1,758,041 and collateralized
    by $1,440,000 of United States Treasury Notes, bearing
    interest at 3.00%, due 01/31/04 and $312,000 of United
    States Treasury Bonds, bearing interest at 6.38% due
    08/15/27 having an approximate aggregate value of
    $1,801,499..............................................   $     1,758    $   1,758,000
  Agreement with State Street Bank & Trust Co., bearing
    interest at 1.75%, dated 10/31/02, to be repurchased
    11/01/02 in the amount of $1,329,066 and collateralized
    by $965,000 of United States Treasury Bonds, bearing
    interest at 8.13%, due 05/15/21 and having an
    approximate aggregate value of $1,357,755...............         1,329        1,329,000
                                                                              -------------
TOTAL REPURCHASE AGREEMENTS
  (cost $3,087,000).........................................                      3,087,000
                                                                              -------------
TOTAL INVESTMENTS
  (cost $52,890,175)........................................          99.4%      51,794,716
Other assets less liabilities...............................           0.6          319,495
                                                               -----------    -------------
NET ASSETS                                                           100.0%   $  52,114,211
                                                               ===========    =============

------------------
+ Non-income producing securities

See Notes to Financial Statements.

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

Focused Large-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2002


                                                                               VALUE
                    SECURITY DESCRIPTION                        SHARES        (NOTE 3)
-----------------------------------------------------------------------------------------
COMMON STOCK--96.1%
BROADCASTING & MEDIA--10.8%
  AOL Time Warner, Inc.+....................................     471,000   $   6,947,250
  Liberty Media Corp., Class A+.............................     372,500       3,080,575
                                                                           -------------
                                                                              10,027,825
                                                                           -------------
BUSINESS SERVICES--8.1%
  Electronic Data Systems Corp..............................     282,600       4,255,956
  First Data Corp...........................................      93,800       3,277,372
                                                                           -------------
                                                                               7,533,328
                                                                           -------------
COMPUTERS & BUSINESS EQUIPMENT--4.3%
  Hewlett-Packard Co........................................     253,200       4,000,560
                                                                           -------------
DRUGS--10.0%
  Bristol-Myers Squibb Co...................................     182,300       4,486,403
  Merck & Co., Inc..........................................      58,800       3,189,312
  Schering-Plough Corp......................................      75,500       1,611,925
                                                                           -------------
                                                                               9,287,640
                                                                           -------------
ELECTRONICS--4.1%
  Teradyne, Inc.+...........................................     315,700       3,823,127
                                                                           -------------
ENERGY SOURCES--0.8%
  Devon Energy Corp.........................................      14,300         722,150
                                                                           -------------
FINANCIAL SERVICES--19.7%
  Fannie Mae................................................      76,600       5,121,476
  Freddie Mac...............................................      45,400       2,795,732
  Washington Mutual, Inc....................................     169,500       6,061,320
  Wells Fargo & Co..........................................      83,300       4,204,151
                                                                           -------------
                                                                              18,182,679
                                                                           -------------
FOOD, BEVERAGE & TOBACCO--5.9%
  Philip Morris Cos., Inc...................................      72,400       2,950,300
  UST, Inc..................................................      80,800       2,471,672
                                                                           -------------
                                                                               5,421,972
                                                                           -------------
FOREST PRODUCTS--3.5%
  Weyerhaeuser Co...........................................      72,000       3,261,600
                                                                           -------------
GAS & PIPELINE UTILITIES--1.7%
  El Paso Corp..............................................     203,575       1,577,706
                                                                           -------------
HOUSEHOLD PRODUCTS--3.2%
  Kimberly-Clark Corp.......................................      58,000       2,987,000
                                                                           -------------
INSURANCE--3.2%
  ACE, Ltd..................................................      95,700       2,942,775
                                                                           -------------
MEDICAL PRODUCTS--2.7%
  Abbott Laboratories.......................................      59,500       2,491,265
                                                                           -------------

                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 3)
--------------------------------------------------------------------------------------------
MULTI-INDUSTRY--3.0%
  Tyco International, Ltd...................................       192,350    $   2,781,381
                                                                              -------------
RETAIL--5.7%
  Gap, Inc..................................................       211,600        2,490,532
  Kroger Co.+...............................................       188,700        2,800,308
                                                                              -------------
                                                                                  5,290,840
                                                                              -------------
TELECOMMUNICATIONS--9.4%
  AT&T Corp.................................................       502,800        6,556,512
  SBC Communications, Inc...................................        83,100        2,132,346
                                                                              -------------
                                                                                  8,688,858
                                                                              -------------
TOTAL INVESTMENT SECURITIES--96.1%
  (cost $99,919,283)........................................                     89,020,706
                                                                              -------------
SHORT-TERM SECURITIES--0.8%
  Cayman Island Time Deposit with State Street Bank and
    Trust Co. 0.50% due 11/01/02 (cost $761,000)............    $      761          761,000
                                                                              -------------
REPURCHASE AGREEMENTS--4.1%
  Agreement with State Street Bank & Trust Co., bearing
    interest at 0.85%, dated 10/31/02, to be repurchased
    11/01/02 in the amount of $1,768,042 and collateralized
    by $1,535,000 of United States Treasury Bonds, bearing
    interest at 6.38% due 08/15/27 having an approximate
    aggregate value of $1,806,830...........................         1,768        1,768,000
  State Street Bank & Trust Joint Repurchase Agreement
    Account (See Note 3)....................................         1,995        1,995,000
                                                                              -------------
TOTAL REPURCHASE AGREEMENTS
  (cost $3,763,000).........................................                      3,763,000
                                                                              -------------
TOTAL INVESTMENTS
  (cost $104,443,283).......................................         101.0%      93,544,706
Liabilities in excess of other assets.......................          (1.0)        (944,813)
                                                                ----------    -------------
NET ASSETS..................................................         100.0%   $  92,599,893
                                                                ==========    =============

------------------
+ Non-income producing securities

See Notes to Financial Statements.

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

Focused Multi-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2002


                                                                               VALUE
                    SECURITY DESCRIPTION                        SHARES        (NOTE 3)
-----------------------------------------------------------------------------------------
COMMON STOCK--94.0%
BANKS--5.1%
  Bank of New York Co., Inc.................................     506,424   $  13,167,024
  MBNA Corp.................................................     662,050      13,446,235
                                                                           -------------
                                                                              26,613,259
                                                                           -------------
BROADCASTING & MEDIA--5.7%
  AOL Time Warner, Inc.+....................................   1,066,800      15,735,300
  Comcast Corp., Class A+...................................     608,000      13,990,080
                                                                           -------------
                                                                              29,725,380
                                                                           -------------
BUSINESS SERVICES--4.4%
  Waste Management, Inc.@...................................     982,787      22,623,757
                                                                           -------------
DRUGS--2.9%
  Caremark Rx, Inc.+........................................     846,600      14,984,820
                                                                           -------------
ELECTRONICS--11.8%
  AVX Corp..................................................   1,554,100      14,639,622
  Emerson Electric Co.......................................     421,900      20,327,142
  KEMET Corp.+..............................................   1,956,200      17,155,874
  Samsung Electronics Co., Ltd..............................      32,430       9,144,544
                                                                           -------------
                                                                              61,267,182
                                                                           -------------
ENERGY SOURCES--3.2%
  BP, PLC ADR...............................................     431,200      16,579,640
                                                                           -------------
FINANCIAL SERVICES--6.2%
  E*TRADE Group, Inc.+......................................   2,560,900      11,524,050
  Freddie Mac@..............................................     339,300      20,894,094
                                                                           -------------
                                                                              32,418,144
                                                                           -------------
FOOD, BEVERAGE & TOBACCO--2.9%
  Campbell Soup Co.@........................................     711,100      14,989,988
                                                                           -------------
GAS & PIPELINE UTILITIES--3.8%
  WGL Holdings, Inc.........................................     851,000      19,683,630
                                                                           -------------
HEALTH SERVICES--3.1%
  Health Management Associates, Inc., Class A...............     647,900      12,387,848
  PAREXEL International Corp.+..............................     327,900       3,938,407
                                                                           -------------
                                                                              16,326,255
                                                                           -------------
HOUSEHOLD PRODUCTS--5.3%
  Kimberly-Clark Corp.@.....................................     538,000      27,707,000
                                                                           -------------
INSURANCE--1.0%
  Phoenix Cos., Inc.........................................     572,900       5,184,745
                                                                           -------------
MACHINERY--10.4%
  Alamo Group, Inc..........................................     897,509      10,545,731
  TOYOTA INDUSTRIES CORP....................................   2,933,400      43,750,706
                                                                           -------------
                                                                              54,296,437
                                                                           -------------

                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 3)
--------------------------------------------------------------------------------------------
METALS & MINERALS--4.2%
  Martin Marietta Materials, Inc.@..........................       780,033    $  21,716,119
                                                                              -------------
MULTI-INDUSTRY--10.0%
  Honeywell International, Inc..............................       911,700       21,826,098
  Hutchison Whampoa, Ltd....................................     4,692,000       28,876,252
  Quanta Services, Inc.+....................................       464,600        1,477,428
                                                                              -------------
                                                                                 52,179,778
                                                                              -------------
REAL ESTATE COMPANIES--8.6%
  Catellus Development Corp.+...............................     1,345,000       23,941,000
  Forest City Enterprises, Inc., Class A....................       660,850       20,552,435
                                                                              -------------
                                                                                 44,493,435
                                                                              -------------
RETAIL--1.9%
  Best Buy Co., Inc.+.......................................       478,600        9,863,946
                                                                              -------------
TELECOMMUNICATIONS--3.5%
  Verizon Communications, Inc...............................       478,046       18,051,017
                                                                              -------------
TOTAL INVESTMENT SECURITIES--94.0%
  (cost $605,208,362).......................................                    488,704,532
                                                                              -------------
REPURCHASE AGREEMENT--2.7%
  Agreement with State Street Bank & Trust Co., bearing
    interest at 0.85%, dated 10/31/02, to be repurchased
    11/01/02 in the amount of $14,175,334 and collateralized
    by $7,890,000 of United States Treasury Notes, bearing
    interest at 3.00%, due 01/31/04 and $5,130,000 of United
    States Treasury Bonds, bearing interest at 13.75% due
    08/15/04 having an approximate aggregate value of
    $14,464,725
    (cost $14,175,000)......................................    $   14,175       14,175,000
                                                                              -------------
TOTAL INVESTMENTS
  (cost $619,383,362).......................................          96.7%     502,879,532
Other assets less liabilities...............................           3.3       17,080,341
                                                                ----------    -------------
NET ASSETS                                                           100.0%   $ 519,959,873
                                                                ==========    =============

------------------
+ Non-income producing securities
ADR American Depository Receipt
@ The security or a portion thereof represents collateral for the open future contracts:

                                               OPEN FUTURE CONTRACTS
                                                                                                       UNREALIZED
       NUMBER                                                                       VALUE AS OF       APPRECIATION
    OF CONTRACTS          DESCRIPTION     EXPIRATION DATE   VALUE AT TRADE DATE   OCTOBER 31, 2002   (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------
   71 Long               S&P 500 Index     December 2002        $15,709,211         $15,715,850          $6,639

See Notes to Financial Statements.

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

Focused 2000 Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2002


                                                                               VALUE
                    SECURITY DESCRIPTION                        SHARES        (NOTE 3)
-----------------------------------------------------------------------------------------
COMMON STOCK--91.5%
APPAREL & TEXTILES--1.7%
  Wolverine World Wide, Inc.................................     150,000   $   2,416,500
                                                                           -------------
BANKS--2.3%
  Golden State Bancorp, Inc.................................      34,990       1,287,282
  Greater Bay Bancorp.......................................     125,000       1,905,000
                                                                           -------------
                                                                               3,192,282
                                                                           -------------
BROADCASTING & MEDIA--1.5%
  Stratex Networks, Inc.+...................................     900,000       2,070,000
                                                                           -------------
BUSINESS SERVICES--2.1%
  FSI International, Inc.+..................................     200,000         478,000
  Mettler Toledo International, Inc.+.......................      80,000       2,396,000
                                                                           -------------
                                                                               2,874,000
                                                                           -------------
COMMUNICATION EQUIPMENT--6.1%
  Comverse Technology, Inc.+................................     447,500       3,262,275
  Newport Corp.+............................................     160,000       1,753,760
  Tellabs, Inc.+............................................     456,500       3,505,920
                                                                           -------------
                                                                               8,521,955
                                                                           -------------
COMPUTERS & BUSINESS EQUIPMENT--1.5%
  Advanced Digital Information Corp.+.......................     300,000       2,124,000
                                                                           -------------
COMPUTER SOFTWARE--3.3%
  Informatica Corp.+........................................     300,000       1,560,000
  Micromuse, Inc.+..........................................     600,000       1,380,000
  Sybase, Inc.+.............................................     126,300       1,617,903
                                                                           -------------
                                                                               4,557,903
                                                                           -------------
DRUGS--1.3%
  Express Scripts, Inc., Class A+...........................      34,100       1,847,538
                                                                           -------------
ELECTRICAL EQUIPMENT--5.4%
  American Power Conversion Corp.+..........................     277,600       3,586,592
  Credence Systems Corp.+...................................     208,500       1,740,975
  Electro Scientific Industries, Inc.+......................     118,000       2,204,240
                                                                           -------------
                                                                               7,531,807
                                                                           -------------
ELECTRONICS--6.4%
  AVX Corp..................................................     328,700       3,096,354
  GlobespanVirata, Inc.+....................................     673,000       1,870,940
  KEMET Corp.+..............................................     136,300       1,195,351
  TriQuint Semiconductor, Inc.+.............................     568,800       2,872,440
                                                                           -------------
                                                                               9,035,085
                                                                           -------------
ENERGY SERVICES--1.9%
  Precision Drilling Corp.+.................................      45,000       1,536,750
  Swift Energy Co.+.........................................     157,200       1,131,840
                                                                           -------------
                                                                               2,668,590
                                                                           -------------


                                                                               VALUE
                    SECURITY DESCRIPTION                        SHARES        (NOTE 3)
-----------------------------------------------------------------------------------------
ENERGY SOURCES--2.6%
  Cimarex Energy Co.+.......................................      71,556   $   1,137,740
  Noble Energy, Inc.........................................      70,000       2,547,300
                                                                           -------------
                                                                               3,685,040
                                                                           -------------
FINANCIAL SERVICES--4.5%
  Arch Capital Group, Ltd.+.................................      45,200       1,266,052
  Instinet Group, Inc.+.....................................     505,200       1,560,563
  SWS Group, Inc............................................     109,630       1,419,708
  Waddell & Reed Financial, Inc., Class A...................     120,000       2,100,000
                                                                           -------------
                                                                               6,346,323
                                                                           -------------
FOOD, BEVERAGE & TOBACCO--3.3%
  Bunge, Ltd................................................      91,600       2,324,808
  Loews Corp. -- Carolina Group.............................     118,400       2,368,000
                                                                           -------------
                                                                               4,692,808
                                                                           -------------
FOREST PRODUCTS--3.2%
  Abitibi-Consolidated, Inc.................................     358,600       2,277,110
  Boise Cascade Corp........................................      90,000       2,141,100
                                                                           -------------
                                                                               4,418,210
                                                                           -------------
HEALTH SERVICES--7.4%
  Apria Healthcare Group, Inc.+.............................      90,500       2,207,295
  Manor Care, Inc.+.........................................     218,400       4,317,768
  Province Healthcare Co.+..................................     160,000       2,088,000
  Ventas, Inc...............................................     155,800       1,776,120
                                                                           -------------
                                                                              10,389,183
                                                                           -------------
INSURANCE--9.1%
  Mercury General Corp......................................      75,700       3,141,550
  MONY Group, Inc...........................................      57,700       1,475,389
  Old Republic International Corp...........................      70,000       2,086,700
  Phoenix Cos., Inc.........................................     109,100         987,355
  Radian Group, Inc.........................................      71,600       2,525,332
  White Mountains Insurance Group, Ltd......................       7,800       2,511,678
                                                                           -------------
                                                                              12,728,004
                                                                           -------------
INTERNET CONTENT--1.1%
  ProQuest Co.+.............................................      80,100       1,551,537
                                                                           -------------
INTERNET SOFTWARE--3.0%
  Networks Associates, Inc.+................................     197,185       3,133,270
  Vignette Corp.+...........................................   1,040,930       1,103,386
                                                                           -------------
                                                                               4,236,656
                                                                           -------------
LEISURE & TOURISM--4.4%
  Hilton Hotels Corp........................................     249,000       3,062,700
  WMS Industries, Inc.+.....................................     217,675       3,090,985
                                                                           -------------
                                                                               6,153,685
                                                                           -------------

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

Focused 2000 Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2002 -- (CONTINUED)


                                                                               VALUE
                    SECURITY DESCRIPTION                        SHARES        (NOTE 3)
-----------------------------------------------------------------------------------------
MACHINERY--3.6%
  Briggs & Stratton Corp....................................      60,000   $   2,307,000
  Joy Global, Inc.+.........................................     280,000       2,738,400
                                                                           -------------
                                                                               5,045,400
                                                                           -------------
MULTI-INDUSTRY--2.0%
  Brascan Corp., Class A....................................     146,200       2,866,982
                                                                           -------------
REAL ESTATE COMPANIES--7.1%
  Brookfield Properties Corp................................     114,100       2,030,980
  Catellus Development Corp.+...............................     127,000       2,260,600
  Forest City Enterprises, Inc., Class A....................      86,700       2,696,370
  LNR Property Corp.........................................      82,700       2,948,255
                                                                           -------------
                                                                               9,936,205
                                                                           -------------
REAL ESTATE INVESTMENT TRUSTS--2.0%
  Home Properties of New York, Inc..........................      90,000       2,853,000
                                                                           -------------
RETAIL--2.6%
  BJ's Wholesale Club, Inc.+................................     108,500       2,193,870
  Toys "R" Us, Inc.+........................................     150,000       1,498,500
                                                                           -------------
                                                                               3,692,370
                                                                           -------------
TRANSPORTATION--2.1%
  Teekay Shipping Corp......................................      90,000       2,950,200
                                                                           -------------
TOTAL INVESTMENT SECURITIES--91.5%
  (cost $162,005,590).......................................                 128,385,263
                                                                           -------------

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 3)
--------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--8.9%
  Agreement with State Street Bank & Trust Co., bearing
    interest at 0.85%, dated 10/31/02, to be repurchased
    11/01/02 in the amount of $10,516,249 and collateralized
    by $8,650,000 of United States Treasury Bonds, bearing
    interest at 13.75%, due 05/15/04 and having an
    approximate aggregate value of $10,736,813..............   $    10,516    $  10,516,000
  Agreement with State Street Bank & Trust Co., bearing
    interest at 1.72%, dated 10/31/02, to be repurchased
    11/01/02 in the amount of $1,948,093 and collateralized
    by $1,725,000 of United States Treasury Notes, bearing
    interest at 5.63%, due 05/15/08 and having an
    approximate aggregate value of $1,990,219...............         1,948        1,948,000
                                                                              -------------

TOTAL REPURCHASE AGREEMENTS
  (cost $12,464,000)........................................                     12,464,000
                                                                              -------------
TOTAL INVESTMENTS
  (cost $174,469,590).......................................         100.4%     140,849,263
Liabilities in excess of other assets.......................          (0.4)        (513,979)
                                                               -----------    -------------
NET ASSETS                                                           100.0%   $ 140,335,284
                                                               ===========    =============

------------------
+ Non-income producing securities

See Notes to Financial Statements.

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

Focused Growth and Income Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2002


                                                                               VALUE
                    SECURITY DESCRIPTION                        SHARES        (NOTE 3)
-----------------------------------------------------------------------------------------
COMMON STOCK--88.1%
AEROSPACE & MILITARY TECHNOLOGY--3.1%
  Lockheed Martin Corp......................................     118,274   $   6,848,065
                                                                           -------------
AUTOMOTIVE--1.8%
  Hyundai Motor Co. GDR*+...................................     296,500       3,854,500
                                                                           -------------
BROADCASTING & MEDIA--13.4%
  AOL Time Warner, Inc.+....................................   1,080,500      15,937,375
  Comcast Corp., Class A+...................................     254,300       5,851,443
  Liberty Media Corp., Class A+.............................     913,300       7,552,991
                                                                           -------------
                                                                              29,341,809
                                                                           -------------
BUSINESS SERVICES--7.9%
  Electronic Data Systems Corp..............................     239,200       3,602,352
  First Data Corp...........................................     394,100      13,769,854
                                                                           -------------
                                                                              17,372,206
                                                                           -------------
COMPUTER SOFTWARE--1.7%
  Microsoft Corp.+..........................................      69,400       3,710,818
                                                                           -------------
DRUGS--11.9%
  Bristol-Myers Squibb Co...................................     260,600       6,413,366
  Merck & Co., Inc..........................................     143,800       7,799,712
  Pfizer, Inc...............................................     193,900       6,160,203
  Wyeth.....................................................     164,900       5,524,150
                                                                           -------------
                                                                              25,897,431
                                                                           -------------
ENERGY SOURCES--1.6%
  Eni SpA...................................................     260,700       3,612,249
                                                                           -------------
FINANCIAL SERVICES--19.0%
  Fannie Mae................................................     223,214      14,924,088
  John Nuveen Co., Class A..................................     242,395       6,568,905
  SLM Corp..................................................     122,564      12,592,225
  Washington Mutual, Inc....................................     206,600       7,388,016
                                                                           -------------
                                                                              41,473,234
                                                                           -------------
HEALTH SERVICES--7.1%
  Quest Diagnostics, Inc.+..................................      99,192       6,331,425
  UnitedHealth Group, Inc...................................     100,136       9,107,369
                                                                           -------------
                                                                              15,438,794
                                                                           -------------
HOUSEHOLD PRODUCTS--2.1%
  Colgate-Palmolive Co......................................      82,534       4,537,719
                                                                           -------------
LEISURE & TOURISM--7.3%
  Four Seasons Hotels, Inc..................................     193,450       6,354,832
  MGM Mirage, Inc.+.........................................     308,528       9,595,221
                                                                           -------------
                                                                              15,950,053
                                                                           -------------

                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 3)
--------------------------------------------------------------------------------------------
RETAIL--7.9%
  Gap, Inc..................................................       451,400    $   5,312,978
  Kroger Co.+...............................................       448,400        6,654,256
  Tiffany & Co..............................................       200,751        5,255,661
                                                                              -------------
                                                                                 17,222,895
                                                                              -------------
TELECOMMUNICATIONS--3.3%
  Verizon Communications, Inc...............................       188,900        7,132,864
                                                                              -------------
TOTAL INVESTMENT SECURITIES--88.1%
  (cost $203,196,768).......................................                    192,392,637
                                                                              -------------
SHORT-TERM SECURITIES--3.7%
  Federal Home Loan Bank Cons. Disc. Notes 1.50% due
    11/01/02
    (cost $8,100,000).......................................    $    8,100        8,100,000
                                                                              -------------
REPURCHASE AGREEMENT--4.5%
  Agreement with State Street Bank & Trust Co., bearing
    interest at 0.85%, dated 10/31/02, to be repurchased
    11/01/02 in the amount of $9,740,230 and collateralized
    by $6,005,000 of United States Treasury Notes, bearing
    interest at 2.13%, due 10/31/04 and $3,310,000 of United
    States Treasury Bonds, bearing interest at 6.38% due
    08/15/27 having an approximate aggregate value of
    $9,938,693
    (cost $9,740,000).......................................         9,740        9,740,000
                                                                              -------------
TOTAL INVESTMENTS
  (cost $221,036,768).......................................          96.3%     210,232,637
Other assets less liabilities                                          3.7        7,989,412
                                                                ----------    -------------
NET ASSETS                                                           100.0%   $ 218,222,049
                                                                ==========    =============

------------------
+ Non-income producing securities
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
GDR Global Depository Receipt

See Notes to Financial Statements.

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

Focused International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2002


                                                                               VALUE
                    SECURITY DESCRIPTION                        SHARES        (NOTE 3)
-----------------------------------------------------------------------------------------
COMMON STOCK--99.2%
AUSTRALIA--5.0%
  News Corp., Ltd. (Information & Entertainment)............     137,500   $     811,892
  QBE Insurance Group, Ltd. (Finance).......................     189,500         809,755
                                                                           -------------
                                                                               1,621,647
                                                                           -------------
CANADA--3.3%
  Encana Corp. (Energy).....................................      37,500       1,092,478
                                                                           -------------
FINLAND--3.3%
  Metso Corp. (Industrial & Commercial).....................     115,600       1,068,213
                                                                           -------------
FRANCE--3.5%
  Vivendi Universal SA (Information & Entertainment)........      94,400       1,156,864
                                                                           -------------
GERMANY--2.3%
  Pfeiffer Vacuum Technology AG (Industrial & Commercial)...      42,500         764,450
                                                                           -------------
HONG KONG--6.6%
  CNOOC, Ltd. (Energy)......................................     847,500       1,054,030
  Giordano International, Ltd. (Consumer Discretionary).....   2,874,000       1,096,265
                                                                           -------------
                                                                               2,150,295
                                                                           -------------
ITALY--4.0%
  Ducati Motor Holding SpA (Consumer Discretionary)+........     758,300       1,311,498
                                                                           -------------
JAPAN--15.2%
  Brother Industries, Ltd. (Industrial & Commercial)........     170,000       1,232,436
  Daiwa Securities Co., Ltd. (Finance)......................     230,000       1,071,641
  Denso Corp. (Consumer Discretionary)......................      59,000         938,598
  Mitsubishi Tokyo Financial Group, Inc. (Finance)..........         130         846,088
  Takeda Chemical Industries, Ltd. (Healthcare).............      21,000         870,688
                                                                           -------------
                                                                               4,959,451
                                                                           -------------
NORWAY--5.5%
  Norsk Hydro ASA (Industrial & Commercial).................      21,800         837,697
  Tanderg ASA (Information Technology)+.....................      90,000         971,726
                                                                           -------------
                                                                               1,809,423
                                                                           -------------
SWEDEN--10.0%
  Autoliv, Inc. SDR (Consumer Discretionary)................     105,200       2,021,425
  Skandinaviska Enskilda Banken AB Class A (Finance)........     141,900       1,228,137
                                                                           -------------
                                                                               3,249,562
                                                                           -------------

                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 3)
--------------------------------------------------------------------------------------------
SWITZERLAND--8.5%
  Syngenta AG (Materials)...................................        23,500    $   1,395,010
  UBS AG (Finance)+.........................................        28,702        1,364,407
                                                                              -------------
                                                                                  2,759,417
                                                                              -------------
UNITED KINGDOM--24.4%
  British Sky Broadcasting Group, PLC (Information &
    Entertainment)+.........................................       113,500        1,070,852
  Diageo, PLC (Consumer Discretionary)......................       203,900        2,296,717
  Enodis, PLC (Industrial & Commercial)+....................     1,347,800        1,085,148
  GlaxoSmithKline, PLC (Healthcare).........................        91,600        1,747,075
  Invensys, PLC (Industrial & Commercial)...................       627,500          627,841
  Reckitt Benckiser, PLC (Consumer Staples).................        63,100        1,144,310
                                                                              -------------
                                                                                  7,971,943
                                                                              -------------
UNITED STATES--7.6%
  ACE, Ltd. (Finance).......................................        35,500        1,091,625
  Synthes-Stratec, Inc. (Healthcare)........................         2,320        1,399,932
                                                                              -------------
                                                                                  2,491,557
                                                                              -------------
TOTAL INVESTMENT SECURITIES
  (cost $33,985,699)........................................                     32,406,798
                                                                              -------------
REPURCHASE AGREEMENT--0.7%
  Agreement with State Street Bank & Trust Co., bearing
    interest at 0.85%, dated 10/31/02, to be repurchased
    11/01/02 in the amount of $223,005 and collateralized by
    $160,000 of United States Treasury Bonds, bearing
    interest at 8.88%, due 02/15/19 and having an
    approximate aggregate value of $234,000
    (cost $223,000).........................................    $      223          223,000
                                                                              -------------
TOTAL INVESTMENTS
  (cost $34,208,699)........................................          99.9%      32,629,798
Other assets less liabilities...............................           0.1           42,171
                                                                ----------    -------------
NET ASSETS                                                           100.0%   $  32,671,969
                                                                ==========    =============

------------------
+ Non-income producing securities

See Notes to Financial Statements.

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Focused Technology Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2002


                                                                               VALUE
                    SECURITY DESCRIPTION                        SHARES        (NOTE 3)
-----------------------------------------------------------------------------------------
COMMON STOCK--89.0%
BUSINESS SERVICES--12.8%
  Affiliated Computer Services, Inc., Class A+..............      94,450   $   4,349,423
  Ariba, Inc.+..............................................     295,000         696,200
  Concord EFS, Inc.+........................................      51,400         733,992
  I-many, Inc.+.............................................     351,800         524,182
                                                                           -------------
                                                                               6,303,797
                                                                           -------------
COMMUNICATION EQUIPMENT--2.5%
  UTStarcom, Inc.+..........................................      72,670       1,241,204
                                                                           -------------
COMPUTERS & BUSINESS EQUIPMENT--3.2%
  Brocade Communications Systems, Inc.+.....................     224,820       1,544,513
                                                                           -------------
COMPUTER SOFTWARE--24.4%
  Business Objects SA ADR+..................................      85,200       1,269,480
  Electronic Arts, Inc.+....................................      42,000       2,735,040
  Embarcadero Technologies, Inc.+...........................     135,000         803,250
  Intuit, Inc.+@............................................      41,000       2,128,720
  J.D. Edwards & Co.+.......................................     155,400       1,843,044
  Lawson Software, Inc.+....................................     185,000         730,750
  Micromuse, Inc.+..........................................     250,000         575,000
  Microsoft Corp.+..........................................      34,850       1,863,429
                                                                           -------------
                                                                              11,948,713
                                                                           -------------
ELECTRONICS--9.8%
  Activision, Inc.+.........................................      87,000       1,783,500
  Marvell Technology Group, Ltd.+...........................     186,850       3,028,839
                                                                           -------------
                                                                               4,812,339
                                                                           -------------
INTERNET CONTENT--16.9%
  Expedia, Inc., Class A+...................................      25,000       1,691,500
  Juniper Networks, Inc.+...................................     110,000         640,750
  VeriSign, Inc.+...........................................      75,000         605,250
  Yahoo Japan Corp.+........................................         250       3,217,529
  Yahoo!, Inc.+.............................................     143,200       2,136,544
                                                                           -------------
                                                                               8,291,573
                                                                           -------------
INTERNET SOFTWARE--9.8%
  Actuate Corp.+............................................     401,000         729,820
  Networks Associates, Inc.+................................     157,440       2,501,722
  Red Hat, Inc.+............................................     346,000       1,553,540
                                                                           -------------
                                                                               4,785,082
                                                                           -------------

                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 3)
--------------------------------------------------------------------------------------------
MEDICAL PRODUCTS--4.1%
  IDEC Pharmaceuticals Corp.+@..............................        43,800    $   2,015,676
                                                                              -------------
TELECOMMUNICATIONS--5.5%
  Nokia Oyj ADR.............................................       120,300        1,999,386
  RF Micro Devices, Inc.+...................................        85,000          721,565
                                                                              -------------
                                                                                  2,720,951
                                                                              -------------
TOTAL INVESTMENT SECURITIES--89.0%
  (cost $52,911,381)........................................                     43,663,848
                                                                              -------------
REPURCHASE AGREEMENTS--12.8%
  State Street Bank & Trust Co. Joint Repurchase Agreement
    (See Note 3)............................................    $    2,556        2,556,000
  UBS Warburg, Inc. Joint Repurchase Agreement
    (See Note 3)............................................         3,000        3,000,000
  Agreement with State Street Bank & Trust Co., Bearing
    interest at 0.85%, dated 10/31/02, to be repurchased
    11/01/02 in the amount of $743,018 and collateralized by
    $740,000 of United States Treasury Notes, bearing
    interest at 3.00%, due 01/31/04 and having an
    approximate aggregate value of $759,425.................           743          743,000
                                                                              -------------
TOTAL REPURCHASE AGREEMENTS
  (cost $6,299,000).........................................                      6,299,000
                                                                              -------------
TOTAL INVESTMENTS
  (cost $59,210,381)........................................         101.8%      49,962,848
                                                                              -------------
Liabilities in excess of other assets.......................          (1.8)        (874,795)
                                                                ----------    -------------
NET ASSETS                                                           100.0%   $  49,088,053
                                                                ==========    =============

------------------
+ Non-income producing securities
@ A portion of this security is subject to call options written; see Note 3

See Notes to Financial Statements.

OPEN CALL OPTIONS WRITTEN

----------------------------------------------------------------------------------------------------------------------------
                                                                                  VALUE AS OF          UNREALIZED
                                CONTRACT       STRIKE     NUMBER OF   PREMIUMS    OCTOBER 31,         APPRECIATION
       DESCRIPTION                MONTH        PRICE      CONTRACTS   RECEIVED       2002            (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------
IDEC Pharmaceuticals, Inc.   November 2002       $45         206      $ 68,932       $ 56,650              $  12,281
Intuit, Inc.                 November 2002        45         410       203,763        364,900               (161,136)
                                                                                                           ---------
                                                                                                           $(148,855)
                                                                                                           =========

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                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002

NOTE 1. ORGANIZATION

SunAmerica Style Select Series, Inc. (the "Fund") is an open-end management investment company organized as a Maryland corporation on July 3, 1996. The Fund is managed by SunAmerica Asset Management Corp. ("SunAmerica"), an indirect wholly-owned subsidiary of American International Group, Inc. Commencing operations on November 1, 2001, the Focused International Portfolio was established and offers Class A, Class B, and Class II shares. The Fund issues separate series of shares (each, a "Portfolio"). The assets of each Portfolio are normally allocated among at least three investment advisors (each, an "Advisor"), each of which will be independently responsible for advising its respective portion of the Portfolio's assets. The Fund offers one additional series of shares (a "portfolio") which is not included in this report.

On April 16, 2002, four of the portfolios in the Fund changed investment techniques. Multi-Cap Growth Portfolio, Small-Cap Growth Portfolio, Large-Cap Value Portfolio and Small-Cap Value Portfolio changed from a style-based investment approach to a focused strategy and became Focused Multi-Cap Growth, Focused 2000 Growth, Focused Large-Cap Value and Focused 2000 Value Portfolios, respectively. The style-based approach followed guidelines based on a value or a growth philosophy while targeting certain market capitalization. The focus strategy is one in which an Advisor actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment.

The investment objective for each of the Portfolios is as follows:

FOCUSED LARGE-CAP GROWTH PORTFOLIO (formerly Focused Growth Portfolio) seeks long-term growth of capital through active trading of equity securities selected on the basis of growth criteria, issued by large-cap companies. At least 80% of the Portfolio's net assets plus any borrowing for investment purposes will be invested in large-cap companies.

FOCUSED MULTI-CAP GROWTH PORTFOLIO (formerly Multi-Cap Growth Portfolio) seeks long-term growth of capital through active trading of equity securities selected on the basis of growth criteria, without regard to market capitalization.

FOCUSED 2000 GROWTH PORTFOLIO (formerly Small-Cap Growth Portfolio) seeks long-term growth of capital through active trading of equity securities selected on the basis of growth criteria, issued by companies with characteristics similar to those contained in the Russell 2000 Growth Index.

FOCUSED LARGE-CAP VALUE PORTFOLIO (formerly Large-Cap Value Portfolio) seeks long-term growth of capital through active trading of equity securities selected on the basis of value criteria. At least 80% of the Portfolio's net assets plus any borrowing for investment purposes will be invested in large-cap companies.

FOCUSED MULTI-CAP VALUE PORTFOLIO (formerly Focused Value Portfolio) seeks long-term growth of capital through active trading of equity securities selected on the basis of value criteria, without regard to market capitalization.

FOCUSED 2000 VALUE PORTFOLIO (formerly Small-Cap Value Portfolio) seeks long-term growth of capital through active trading of equity securities selected on the basis of value criteria, issued by companies with characteristics similar to those contained in the Russell 2000 Value Index.

FOCUSED GROWTH AND INCOME PORTFOLIO seeks long-term growth of capital and current income through active trading of equity securities selected to achieve a blend of growth companies, value companies and companies that

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NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

the advisers believe have elements of growth and value, issued by large-cap companies, including those that offer the potential for a reasonable level of current income. Each adviser may emphasize either a growth orientation or a value orientation at any particular time.

FOCUSED INTERNATIONAL EQUITY PORTFOLIO (formerly Focused International Portfolio) seeks long-term growth of capital through active trading of equity securities and other securities with equity characteristics of non-U.S. issuers located throughout the world and selected without regard to market capitalization at the time of purchase. At least 80% of the Portfolio's net assets plus any borrowing for investment purposes will be invested in equity securities.

FOCUSED TECHNOLOGY PORTFOLIO (formerly Focused TechNet Portfolio) seeks long-term growth of capital through active trading of equity securities of companies that demonstrate the potential for long-term growth of capital and that the advisers believe will benefit significantly from technological advances or improvements, without regard to market capitalization. At least 80% of the Portfolio's net assets plus any borrowing for investment purposes will be invested in such securities.

Each Portfolio offers multiple classes of shares. The classes within each Portfolio are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

Class A shares--           Offered at net asset value per share plus an initial sales charge. Any purchases of Class A shares in excess of
                           $1,000,000 will be subject to a contingent deferred sales
                           charge on redemptions made within two years of purchase.
Class B shares--           Offered at net asset value per share without an initial
                           sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to
                           Class A shares on the first business day of the month after eight years from the issuance of such shares and at such
                           time will be subject to the lower distribution fee
                           applicable to Class A shares.
Class II shares--          Offered at net asset value per share plus an initial sales charge. Certain redemptions made within the first eighteen months of the date of purchase are subject to a contingent deferred sales charge.
Class I shares--           Offered at net asset value per share exclusively for sale to certain institutions.
Class Z shares--           Offered at net asset value per share exclusively for sale to
                           SunAmerica affiliated companies' retirement plans.
Class X Shares--           Offered at net asset value per share exclusively to certain group plans.

Each class of shares bears the same voting, dividend, liquidation and other rights and conditions. Class A, Class B and Class II shares each make distribution and account maintenance and service fee payments under the distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), except that Class B and Class II shares are subject to higher distribution fee rates. There are no distribution payments applicable to Class I and no distribution or service fee payments applicable to Class Z and Class X. Effective December 1, 2000, the sales of Class C shares in the Focused Large-Cap Growth and Focused Technology portfolios were suspended and the existing Class C shares of each of the portfolios were re-designated into Class II shares.

NOTE 2. FUND MERGERS

Pursuant to a plan of reorganization approved by shareholders of the North American Funds on November 7, 2001, all the assets and liabilities of the determined NA Funds were transferred in a tax-free exchange to a determined SunAmerica Mutual Fund. In this reorganization, consummated on November 16, 2001, the SunAmerica

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NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

Small-Cap Growth Fund, a newly created portfolio of the SunAmerica Mutual Funds, acquired all of the assets and liabilities of the North American Small-Cap Growth Fund. In conjunction with the reorganization, the SunAmerica Small-Cap Growth Fund is the surviving entity. Subsequent to the acquisition, the SunAmerica Small-Cap Growth Fund was renamed the SunAmerica Focused 2000 Growth Fund.

Pursuant to a plan of reorganization approved by the shareholders of the Style Select Large-Cap Growth Portfolio and Style Select Mid-Cap Growth Portfolio on August 15, 2002, the Style Select Focused Large-Cap Growth Portfolio and the Style Select Focused Multi-Cap Growth Portfolio, respectfully acquired all of the assets and liabilities of the Style Select Large-Cap Growth Portfolio and the Style Select Mid-Cap Growth Portfolio, respectively. The details of the reorganization transactions, which were consumated on September 6, 2002, are set forth below.

All shares of the Large-Cap Growth Portfolio and the Mid-Cap Growth Portfolio Class A, Class B and Class II were exchanged, tax-free, for shares of the surviving Focused Large-Cap Growth Portfolio and Focused Multi-Cap Growth Portfolio Class A, Class B and Class II shares, respectively. In conjunction with the reorganizations, the Focused Large-Cap Growth Portfolio and the Focused Multi-Cap Growth Portfolio are the surviving entities.

Net assets and unrealized appreciation/(depreciation) as of the merger date were as follows:

Net assets of Style Select Large-Cap Growth Portfolio prior
 to merger..................................................  $   50,567,076
Net assets of Style Select Focused Large-Cap Growth
 Portfolio prior to merger..................................  $1,136,466,420
                                                              --------------
Aggregate net assets of Style Select Focused Large-Cap
 Growth Portfolio following the acquisition.................  $1,187,033,496
                                                              --------------
Unrealized appreciation (depreciation) in Large-Cap Growth
 Portfolio..................................................  $  (11,294,090)

Net assets of Style Select Mid-Cap Growth Portfolio prior to
 merger.....................................................  $   69,794,979
Net assets of Style Select Focused Multi-Cap Growth
 Portfolio prior to merger..................................  $  180,147,270
                                                              --------------
Aggregate net assets of Style Select Focused Multi-Cap
 Growth Portfolio following the acquisition.................  $  249,942,249
                                                              --------------
Unrealized appreciation (depreciation) in Mid-Cap Growth
 Portfolio..................................................  $   (7,136,914)

NOTE 3. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements:

SECURITY VALUATIONS: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a security's price is available from more than one foreign exchange, a Portfolio uses the exchange that is the primary market for the security. Values of

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NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

portfolio securities primarily traded on foreign exchanges are already translated into U.S. dollars when received from a quotation service. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. The Portfolios may make use of a pricing service in the determination of their net asset values. Securities for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of the security, then these securities are fair valued, as determined pursuant to procedures adopted in good faith by the Board of Directors ("Directors"). Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

REPURCHASE AGREEMENTS: Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Portfolios are permitted to participate in joint repurchase agreement transactions with other affiliated mutual funds. The Portfolios, along with other affiliated registered investment companies, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Portfolios' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

As of October 31, 2002, the following Portfolios held an undivided interest in a joint repurchase agreement with State Street Bank & Trust Co:

                                                              PERCENTAGE   PRINCIPAL
PORTFOLIO                                                      INTEREST      AMOUNT
---------                                                     ----------   ----------
Focused Multi-Cap Growth Portfolio..........................      2.67%    $5,072,000
Focused Technology Portfolio................................      1.34      2,556,000

As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

State Street Bank & Trust Co., dated October 31, 2002, bearing interest at a rate of 1.78% per annum, with a principal amount of $190,238,000, a repurchase price of $190,247,406, and a maturity date of November 1, 2002. The repurchase agreement is collateralized by the following:

                                                          INTEREST   MATURITY    PRINCIPAL
                   TYPE OF COLLATERAL                       RATE       DATE       AMOUNT      MARKET VALUE
--------------------------------------------------------  --------   --------   -----------   ------------
U.S. Treasury Bonds.....................................    8.13%    08/15/21   $69,285,000   $96,132,939
U.S. Treasury Notes.....................................    3.00     01/31/04    95,460,000    97,936,232

In addition, at October 31, 2002, certain portfolios held an undivided interest in two separate repurchase agreements with UBS Warburg LLC. The following Portfolios were held in the first one:

                                                              PERCENTAGE   PRINCIPAL
                                                               INTEREST      AMOUNT
                                                              ----------   ----------
Focused Multi-Cap Growth Portfolio..........................      1.43%    $5,000,000
Focused Technology Portfolio................................      0.86      3,000,000

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                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

As of that date, the repurchase agreement in that joint account and the collateral therefore were as follows:

UBS Warburg LLC, dated October 31, 2002, bearing interest at a rate of 1.87% per annum, with a principal amount of $350,000,000, a repurchase price of $350,018,181, and a maturity date of November 1, 2002. The repurchase agreement is collateralized by the following:

                                                        INTEREST   MATURITY
                  TYPE OF COLLATERAL                      RATE       DATE     PRINCIPAL AMOUNT   MARKET VALUE
------------------------------------------------------  --------   --------   ----------------   -------------
U.S. Treasury Bonds...................................    8.88%    08/15/07     $  5,815,000     $  8,439,019
U.S. Treasury Bonds...................................    6.25     08/15/23      150,000,000      173,250,000
U.S. Treasury Bonds...................................    6.50     11/15/26       50,000,000       60,562,500
U.S. Treasury Bonds...................................    6.13     8/15/29       100,000,000      114,750,000

The second UBS Warburg LLC repurchase agreement was held by the following
Portfolios:

                                                              PERCENTAGE   PRINCIPAL
                                                               INTEREST      AMOUNT
                                                              ----------   ----------
Focused Large-Cap Value Portfolio...........................      1.82%    $1,995,000

As of that date, the repurchase agreement in that joint account and the collateral therefore were as follows:

UBS Warburg LLC, dated October 31, 2002, bearing interest at a rate of 1.88% per annum, with a principal amount of $109,805,000, a repurchase price of $109,810,734, and a maturity date of November 1, 2002. The repurchase agreement is collateralized by the following:

                                                        INTEREST   MATURITY
                  TYPE OF COLLATERAL                      RATE       DATE     PRINCIPAL AMOUNT   MARKET VALUE
------------------------------------------------------  --------   --------   ----------------   -------------
U.S. Treasury Bill....................................    1.43%    01/09/03     $112,340,000     $112,037,462

SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: As customary in the mutual fund industry, securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. Portfolios investing in foreign securities may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Portfolios accrue such taxes when the related income is earned. The Portfolios amortize premiums and accrue discounts including original issue discounts for both book and federal income tax purposes.

Net investment income, other than class specific expenses, and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all Portfolios, not directly related to individual Portfolios, are allocated among the Portfolios based upon their relative net asset value or other appropriate methods.

The Portfolios issue and redeem their shares, invest in securities and distribute dividends from net investment income and net realized gains which are paid in cash or are reinvested at the discretion of the shareholders. These activities are reported in the Statement of Changes in Net Assets.

Dividends from net investment income and capital gain distributions, if any, are paid annually. The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and

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NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets are not affected.

The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of their taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provisions are required. Each portfolio is considered a seperate entity for tax purposes.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the period.

Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on a Portfolio's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

FORWARD FOREIGN CURRENCY CONTRACTS: Certain portfolios may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily using the forward rate and the change in market value is recorded by the Portfolio as an unrealized gain or loss. On settlement date, the Portfolio records realized foreign exchange gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Portfolios are required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The Portfolios' activities in futures contracts are for hedging purposes and are conducted through regulated exchanges which do not result in counterparty credit risks. A Portfolio's participation in

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NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolios as unrealized appreciation or depreciation. Futures contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

OPTIONS: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Portfolio for the purchase of a call or a put option is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost basis of the security which the Portfolio purchased upon exercise of the option.

For the period ended October 31, 2002, transactions in written option contracts were as follows:

                                                                 FOCUSED TECHNOLOGY
                                                                      PORTFOLIO
                                                              -------------------------
                                                               CONTRACTS      AMOUNT
                                                              -----------   -----------
Written option contracts as of 10/31/01.....................      --        $   --
Options written during the period...........................       (2,080)   (1,339,252)
Written options closed during the period....................        1,464       831,859
Net realized gain on written options closed.................      --            234,697
                                                              -----------   -----------
Written option contracts as of 10/31/02.....................          616   $  (272,696)
                                                              ===========   ===========

SHORT SALES: The Portfolios may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will maintain daily a segregated account, containing cash or liquid securities, at such level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities

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NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

are subject to off balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. The Portfolio bears the risk of potential inability of the broker to meet their obligation to perform.

ORGANIZATIONAL EXPENSES: Expenses incurred by SunAmerica in connection with the organization of each Portfolio, excluding the Focused Multi-Cap Value, Focused International Equity and Focused Technology Portfolios are being amortized on a straight line basis over a period not to exceed 60 months from the date the Portfolio commenced operations. Effective June 30, 1998, any organizational expenses will be expensed as incurred.

NOTE 4. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT, DISTRIBUTION AGREEMENT AND SERVICES AGREEMENT

The Fund, on behalf of each Portfolio, has entered into an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of the respective Portfolios and administers their corporate affairs, subject to general review by the Board of Directors (the "Directors"). In connection therewith, SunAmerica furnishes the Fund with office facilities, maintains certain of the Fund's books and records, and pays for the salaries and expenses of all personnel, including officers of the Fund who are employees of SunAmerica and its affiliates. The annual rate of the investment advisory and management fee payable by each Portfolio to SunAmerica as full compensation for services and facilities furnished to the Fund is as follows: 1.00% of the average daily net assets of the Focused Multi-Cap Growth, Focused 2000 Growth, Focused Large-Cap Value, Focused 2000 Value, Focused Growth and Income and Focused Multi-Cap Value Portfolios, respectively; 0.85% of the average daily net assets of the Focused Large-Cap Growth Portfolio; and 1.25% of the average daily net assets of the Focused Technology Portfolio and the International Equity Portfolio. Prior to November 16, 2001, American General Asset Management ("AGAM") was the advisor for the Focused 2000 Growth Portfolio. The annual investment advisory and management fee percentages payable to AGAM prior to November 16, 2001 was 0.95% of the average daily net assets. For the period ended October 31, 2002, expenses were reimbursed as follows:

PORTFOLIO                                                     SUNAMERICA     AGAM
---------                                                     ----------   --------
Focused 2000 Growth Class A.................................    $54,727     $1,083
Focused 2000 Growth Class B.................................     95,596     2,293
Focused 2000 Growth Class II................................     60,951       661
Focused 2000 Growth Class I.................................     43,238     1,530

The organizations described below act as Advisors to the Fund pursuant to Subadvisory Agreements with SunAmerica. Under the Subadvisory Agreements, the Advisors manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the following Advisors is independent of SunAmerica (with the exception of the Focused Multi-Cap Growth and Focused Technology for which SunAmerica acts as an Advisor) and discharges its responsibilities subject to the policies of the Directors and the oversight and supervision of SunAmerica, which pays the Advisors' fees.

Effective April 16, 2002, there were several Advisor changes. Deutsche Asset Management, Inc. replaced Credit Suisse Asset Management, LLC as one of the Advisors for the Focused 2000 Growth Portfolio. Dreman Value Management, LLC and Harris Associates L.P. replaced Thornburg Investment Management, Inc. and Davis Selected Advisors LP, as two of the three Advisors, for the Focused Large-Cap Value Portfolio. For the Focused 2000 Value Portfolio, Boston Partners Asset Management L.P. replaced Lazard Asset Management as one of the Advisors. Additionally, Thornburg Investment Management, Inc. replaced SunAmerica, as one of the Advisors for the Focused Growth and Income Portfolio. Finally, on September 6, 2002 Salomon Brothers Asset Management, Inc. replaced Jennison Associates LLC as one of the Advisors, on the Focused Large-Cap Growth Portfolio.

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                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

Focused Large-Cap Growth Portfolio
      Fred Alger Management, Inc.
      Salomon Brothers Asset Management, Inc.
      Marsico Capital Management LLC

Focused Multi-Cap Growth Portfolio
      Credit Suisse Asset Management, LLC
      Janus Capital Management LLC
      SunAmerica

Focused 2000 Growth Portfolio
      Baron Capital Management, Inc.
      Deutsche Asset Management, Inc.
      Oberweis Asset Management, Inc.

Focused Large-Cap Value Portfolio
      Dreman Value Management, LLC
      Harris Associates L.P.
      Wellington Management Company, LLP

Focused Multi-Cap Value Portfolio
      American Century Investment Management, Inc.
      Third Avenue Management, LLC
      Thornburg Investment Management, Inc.

Focused 2000 Value Portfolio
      Berger Financial Group LLC (subcontracted to
      Perkins, Wolf, McDonnell & Company)
      Third Avenue Management, LLC
      Boston Partners Asset Management L.P.

Focused Growth and Income Portfolio
      Thornburg Investment Management, Inc.
      Marsico Capital Management, LLC
      Harris Associates LP

Focused International Equity Portfolio
      Massachusetts Financial Services Company
      Harris Associates L.P.
      State Street Research and Management Company*

Focused Technology Portfolio
      Dresdner RCM Global Investors LLC
      SunAmerica
      Van Wagoner Capital Management, Inc.

----------------
* Effective November 25, 2002, Standish Mellon Asset Management LLC replaced State Street Research and Management Company as one of the Advisors for the Focused International Equity Portfolio.

Each Advisor is paid monthly by SunAmerica a fee equal to a percentage of the average daily net assets of the Portfolio allocated to the Advisor. For the year ended October 31, 2002, SunAmerica paid the Advisors for each Portfolio the following, expressed as an annual percentage of the average daily net assets of each Portfolio: Focused Large-Cap Growth, 0.40%; Focused Multi-Cap Growth Portfolio, 0.37%; Focused 2000 Growth Portfolio, 0.54%; Focused Large-Cap Value Portfolio, 0.46%; Focused Multi-Cap Value Portfolio, 0.48%; Focused 2000 Value Portfolio, 0.51%; Focused Growth and Income Portfolio, 0.40%; Focused International Equity Portfolio, 0.55%; and Focused Technology Portfolio, 0.39%.

For the period November 1, 2001 through May 31, 2002, SunAmerica agreed to waive fees or reimburse expenses, if necessary, at or below the following percentages of each Portfolio's average net assets: Focused Multi-Cap Growth Portfolio, Focused Large-Cap Value Portfolio, and Focused 2000 Value Portfolio 1.78% for Class A shares and 2.43% for Class B shares and Class II shares, respectively and 1.21% for Class Z shares. Focused Multi-Cap Value Portfolio 1.55% for
Class A shares, 2.20% for Class B shares and Class II shares, and 1.45% for Class I shares. Focused Growth and Income Portfolio 1.45% for Class A shares, 2.10% for Class B shares and Class II shares, 0.88% for Class Z shares, and 1.20% for Class X shares. Focused International Equity Portfolio 1.95% for
Class A shares, 2.60% for Class B shares and Class II shares. Focused Technology Portfolio 1.97% for Class A shares, 2.62% for Class B shares and Class II shares, and 1.40% for Class Z shares.

For the period November 1, 2000 through November 16, 2001, AGAM agreed to waive fees or reimburse expenses, if necessary, at or below the following percentages for the Focused 2000 Growth Portfolio 1.60% for Class A shares

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[AIG SUNAMERICA MUTUAL FUNDS LOGO]

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

and 2.25% for Class B shares and Class II (formerly Class C) shares. The amount reimbursed to AGAM for the period ended October 31, 2002 was $3,912.

For the period November 16, 2002 through May 31, 2002, SunAmerica agreed to waive fees or reimburse expenses, if necessary, at or below the following percentages for the: Focused 2000 Growth Portfolio 1.78% for Class A shares, 2.43% for Class B shares and Class II shares, and 1.68% for Class I shares.

For the period June 1, 2002 through October 31, 2002, SunAmerica agreed to waive fees or reimburse expenses, if necessary, at or below the following percentages for each Portfolio's average net assets: Focused Multi-Cap Growth Portfolio, Focused 2000 Growth Portfolio, Focused Large-Cap Value Portfolio, Focused Multi-Cap Value Portfolio, Focused 2000 Value Portfolio, and Focused Growth and Income Portfolio 1.72% for Class A shares, 2.37% for Class B shares and
Class II shares. Focused 2000 Growth Portfolio and Focused Multi-Cap Value Portfolio 1.62% for Class I shares. Focused Multi-Cap Growth Portfolio, Focused Large-Cap Value Portfolio, Focused 2000 Value Portfolio, and Focused Growth and Income Portfolio 1.15% for Class Z shares. Focused Multi-Cap Growth Portfolio and Focused Growth and Income Portfolio 1.47% for Class X shares. Focused International Equity Portfolio 1.95% for Class A shares, and 2.60% for Class B shares and Class II shares. Focused Technology Portfolio 1.97% for Class A shares, 2.62% for Class B shares and Class II shares, and 1.40% for Class Z shares.

At October 31, 2002, expenses previously waived or reimbursed by SunAmerica that are subject to recoupment are as follows:

                                           MANAGEMENT
                                              FEES
PORTFOLIO                                  REIMBURSED
---------                                --------------
Focused Multi-Cap Growth................            --
Focused 2000 Growth.....................        70,796
Focused Large-Cap Value.................        66,779
Focused Multi-Cap Value.................            --
                                           MANAGEMENT
                                              FEES
PORTFOLIO                                  REIMBURSED
---------                                --------------
Focused 2000 Value...................... $      63,696
Focused Growth and Income...............       728,854
Focused International Equity............        97,240
Focused Technology......................       234,068

                                             OTHER
                                            EXPENSES
PORTFOLIO                                  REIMBURSED
---------                                --------------
Focused Multi-Cap Growth Class A........ $      79,087
Focused Multi-Cap Growth Class B........        68,433
Focused Multi-Cap Growth Class II.......        47,279
Focused Multi-Cap Growth Class Z........        51,495
Focused Multi-Cap Growth Class X........         1,998
Focused 2000 Growth Class A.............        39,932
Focused 2000 Growth Class B.............        70,339
Focused 2000 Growth Class II............        40,922
Focused 2000 Growth Class I.............        31,179
Focused Large-Cap Value Class A.........        43,600
Focused Large-Cap Value Class B.........        42,622
Focused Large-Cap Value Class II........        46,014
Focused Large-Cap Value Class Z.........        53,314
Focused Multi-Cap Value Class A.........       390,705
Focused Multi-Cap Value Class B.........       498,386
Focused Multi-Cap Value Class II........       582,663
Focused Multi-Cap Value Class I.........        45,925
                                             OTHER
                                            EXPENSES
PORTFOLIO                                  REIMBURSED
---------                                --------------
Focused 2000 Value A....................        42,727
Focused 2000 Value B....................        37,948
Focused 2000 Value II...................        46,445
Focused 2000 Value Z....................        53,325
Focused Growth and Income Class A.......        71,569
Focused Growth and Income Class B.......        85,444
Focused Growth and Income Class II......        81,468
Focused Growth and Income Class Z.......        54,772
Focused Growth and Income Class X.......         3,570
Focused International Equity Class A....       105,499
Focused International Equity Class B....        31,673
Focused International Equity
 Class II...............................        34,462
Focused Technology Class A..............       130,373
Focused Technology Class B..............        88,878
Focused Technology Class II.............       100,601
Focused Technology Class Z..............        52,967

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                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

For the year ended October 31, 2002, the amounts repaid to the Advisor which are included in the Investment advisory and management fees on the statement of operations are as follows:

                                              AMOUNT
PORTFOLIO                                    RECOUPED
---------                                 --------------
Focused Multi-Cap Growth Class A........  $      14,118
Focused Multi-Cap Growth Class B........         16,462
Focused Multi-Cap Growth Class II.......         13,306
Focused Multi-Cap Growth Class Z........          8,915
Focused Large-Cap Value Class Z.........          9,621
Focused Multi-Cap Value Class A.........         26,758
Focused Multi-Cap Value Class B.........         28,934
Focused Multi-Cap Value Class II........         43,212
Focused Multi-Cap Value Class I.........          2,302
Focused 2000 Value Class A..............            454
Focused 2000 Value Class B..............          1,479
Focused 2000 Value Class Z..............          2,571
Focused Growth and Income Class Z.......          5,849
Focused Growth and Income Class X.......            223
Focused International Equity Class A....         19,567
Focused Technology Class A..............         17,580
Focused Technology Class B..............          7,560
Focused Technology Class II.............         13,339
Focused Technology Class Z..............            228

The Fund, on behalf of each Portfolio, has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an indirect wholly-owned subsidiary of SunAmerica Inc. Each Portfolio has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the Act. Rule 12b-1 under the Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's Board of Directors. Pursuant to such rule, the Directors and the shareholders of each class of shares of each Portfolio have adopted Distribution Plans hereinafter referred to as the "Class A Plan", "Class B Plan", and
"Class II Plan". In adopting the Distribution Plans, the Directors determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

Under the Class A Plan, Class B Plan, and Class II Plan, the Distributor receives payments from a Portfolio at an annual rate of up to 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Portfolio's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance and service fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the year ended October 31, 2002, SACS received fees (see Statement of Operations) based upon the aforementioned rates.

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NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

In addition, SACS is paid a fee of 0.25% of average daily net assets of Class I shares as compensation for providing additional shareholder services to Class I shareholders.

SACS receives sales charges on each Portfolio's Class A and Class II shares, portions of which are reallocated to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Portfolio's Class A, Class B and Class II shares. SACS has advised the Portfolios that for the year ended October 31, 2002 the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                                                     CLASS A                                 CLASS B
                                          --------------------------------------------------------------  --------------
                                                                                            CONTINGENT      CONTINGENT
                                                            AFFILIATED    NON-AFFILIATED     DEFERRED        DEFERRED
PORTFOLIO                                 SALES CHARGES   BROKER-DEALERS  BROKER-DEALERS  SALES CHARGES   SALES CHARGES
---------                                 --------------  --------------  --------------  --------------  --------------
Focused Large-Cap Growth................  $   2,109,930   $     576,444   $   1,227,365   $         262   $   2,004,773
Focused Multi-Cap Growth................        408,836         238,153         118,119              --         301,454
Focused 2000 Growth.....................        197,353          79,711          92,114              --          34,039
Focused Large-Cap Value.................        248,603         108,424         102,218              --         180,736
Focused Multi-Cap Value.................      1,937,638         667,463       1,014,524              --       1,225,082
Focused 2000 Value......................        654,383         262,965         316,005              --         154,617
Focused Growth and Income...............        953,580         173,312         656,828              --         294,826
Focused International Equity............        147,437          47,991          78,894              --          37,868
Focused Technology......................        214,197          59,674         124,838              --         114,639

                                                                     CLASS II
                                          --------------------------------------------------------------
                                                                                            CONTINGENT
                                              SALES         AFFILIATED    NON-AFFILIATED     DEFERRED
PORTFOLIO                                    CHARGES      BROKER-DEALERS  BROKER-DEALERS  SALES CHARGES
---------                                 --------------  --------------  --------------  --------------
Focused Large-Cap Growth................  $     915,205   $     141,493   $     773,712   $     190,282
Focused Multi-Cap Growth................         27,157          11,861          15,296           9,617
Focused 2000 Growth.....................         62,100          27,269          34,831           6,191
Focused Large-Cap Value.................         68,707          24,753          43,954          20,608
Focused Multi-Cap Value.................        818,579         151,281         667,298         175,714
Focused 2000 Value......................        158,480          64,733          93,747          24,622
Focused Growth and Income...............        136,321          53,503          82,818          34,791
Focused International Equity............         33,308          14,523          18,785          12,922
Focused Technology......................         47,812          12,697          35,115          20,270

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

The Fund, on behalf of each Portfolio, has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly-owned subsidiary of SunAmerica, Inc. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Portfolios' transfer agent in connection with the services that it offers to the shareholders of the Portfolios. The Service Agreement, which permits the Portfolios to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Directors. For the year ended October 31, 2002 the Portfolios incurred the following expenses, which are included in transfer agent fees in the Statement of Operations, to compensate SAFS pursuant to the terms of the Service Agreement.

                                                                                             PAYABLE AT
                                                EXPENSE                                   OCTOBER 31, 2002
                       ---------------------------------------------------------   ------------------------------
PORTFOLIO               CLASS A     CLASS B      CLASS II    CLASS I    CLASS X    CLASS A    CLASS B    CLASS II
---------              ---------   ----------   ----------   --------   --------   --------   --------   --------
Focused Large-Cap
  Growth.............  $664,681    $1,066,702   $1,203,752   $    --     $   --    $50,328    $76,711    $84,626
Focused Multi-Cap
  Growth.............   172,074       246,744       77,408        --         --     15,684     21,858      7,169
Focused 2000 Growth..    17,052        28,729       22,775    13,362         --      1,900      2,589      3,866
Focused Large-Cap
  Value..............    55,760        76,501       63,210        --         --      4,438      5,321      5,616
Focused Multi-Cap
  Value..............   349,497       470,598      552,190    28,319         --     23,274     31,056     38,216
Focused 2000 Value...    97,877       107,777       92,595        --         --      7,580      7,905      8,900
Focused Growth and
  Income.............   111,267       153,353      154,267        --      5,564     10,347     11,766     15,186
Focused International
  Equity.............    62,734         7,652       13,384        --         --      3,322        934      1,866
Focused Technology...    58,209        43,586       55,814        --         --      3,122      2,311      2,965

                           PAYABLE AT
                        OCTOBER 31, 2002
                       -------------------
PORTFOLIO              CLASS I    CLASS X
---------              --------   --------
Focused Large-Cap
  Growth.............   $   --     $   --
Focused Multi-Cap
  Growth.............       --         --
Focused 2000 Growth..      879         --
Focused Large-Cap
  Value..............       --         --
Focused Multi-Cap
  Value..............    2,315         --
Focused 2000 Value...       --         --
Focused Growth and
  Income.............       --      1,301
Focused International
  Equity.............       --         --
Focused Technology...       --         --

At October 31, 2002, SAAMCo owned 59%, 5%, 5%, 18%, and 61% of the outstanding shares of Focused Multi-Cap Growth Portfolio Class X, Focused Large-Cap Value Portfolio Class A, Focused 2000 Value Portfolio Class A, Focused Growth and Income Portfolio Class Z, and International Equity Portfolio Class A, respectively. VALIC, an indirect wholly owned subsidiary of AIG, owned 9%, and 40% of the outstanding shares of Focused 2000 Growth Portfolio Class A, and Class I, respectively. Aggressive Growth Lifestage Fund and Conservative Growth Lifestage Fund owned 36% and 21%, respectively, of the outstanding shares of Focused Multi-Cap Value Portfolio Class I shares.

NOTE 5. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended October 31, 2002 were as follows:

                                                             FOCUSED MULTI-                    FOCUSED LARGE-  FOCUSED MULTI-
                                          FOCUSED LARGE-CAP    CAP GROWTH      FOCUSED 2000      CAP VALUE       CAP VALUE
                                          GROWTH PORTFOLIO     PORTFOLIO     GROWTH PORTFOLIO    PORTFOLIO       PORTFOLIO
                                          -----------------  --------------  ----------------  --------------  --------------
Purchases (excluding U.S. government
 securities)............................   $2,094,025,353    $ 430,445,439     $  81,363,818   $ 159,569,971   $ 867,753,232
Sales (excluding U.S. government
 securities)............................    2,170,025,595      474,944,935        52,547,780     138,633,868     771,128,313
Purchase of U.S. government securities..               --               --                --              --              --
Sales of U.S. government securities.....               --               --                --              --              --

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

                                                           FOCUSED GROWTH      FOCUSED
                                           FOCUSED 2000      AND INCOME     INTERNATIONAL    FOCUSED TECHNOLOGY
                                          VALUE PORTFOLIO    PORTFOLIO     EQUITY PORTFOLIO      PORTFOLIO
                                          ---------------  --------------  ----------------  ------------------
Purchases (excluding U.S. government
 securities)............................   $ 216,999,200   $ 391,309,223     $  76,877,584      $ 166,207,893
Sales (excluding U.S. government
 securities)............................     147,967,263     305,565,182        42,314,910        166,347,235
Purchase of U.S. government
 securities.............................              --              --                --                 --
Sales of U.S. government securities.....              --              --                --                 --

NOTE 6. TRANSACTIONS WITH AFFILIATES

The following Portfolios incurred brokerage commissions with affiliated brokers:

                                    FOCUSED            FOCUSED            FOCUSED           FOCUSED           FOCUSED
                                   LARGE-CAP             2000            LARGE-CAP         MULTI-CAP           2000
                                GROWTH PORTFOLIO   GROWTH PORTFOLIO   VALUE PORTFOLIO   VALUE PORTFOLIO   VALUE PORTFOLIO
                                ----------------   ----------------   ---------------   ---------------   ---------------
Banc of America Securities
 LLC..........................     $   58,280           $   --            $    --          $     --          $     --
Citibank AG...................            210               --                 --                --                --
Credit Suisse Asset
 Management, LLC..............         10,719               --                 --                --                --
Deutsche Bank Securities,
 Inc..........................             --            8,091                 --                --                --
Fred Alger Co., Inc...........      1,009,764               --                 --                --                --
Harris Associates
 Securities...................             --               --             36,550                --                --
J.P. Morgan Securities,
 Inc..........................             --               --                 --            19,984                --
M.J. Whitman LLC..............             --               --                 --           120,214           120,328
Salomon Smith Barney, Inc.....        158,211               --                 --                --                --

                                    FOCUSED
                                   GROWTH AND
                                INCOME PORTFOLIO
                                ----------------
Banc of America Securities
 LLC..........................      $50,433
Citibank AG...................           --
Credit Suisse Asset
 Management, LLC..............           --
Deutsche Bank Securities,
 Inc..........................           --
Fred Alger Co., Inc...........           --
Harris Associates
 Securities...................      103,328
J.P. Morgan Securities,
 Inc..........................           --
M.J. Whitman LLC..............           --
Salomon Smith Barney, Inc.....           --

As disclosed in the investment portfolio, certain Portfolios own securities issued by American International Group, Inc. ("AIG") or an affiliate thereof. For the year ended October 31, 2002, the Fund recorded realized gains/losses and income on security transactions of AIG and subsidiaries of AIG as follows:

                                                                                  REALIZED
PORTFOLIO                                               SECURITY                  GAIN/LOSS    INCOME
---------                                ---------------------------------------  ---------   --------
Focused Large-Cap Value                  Transatlantic Holdings, Inc.             $ 242,299   $ 1,555
Focused Large-Cap Growth                 American International Group, Inc.         194,376       573

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

NOTE 7. FEDERAL INCOME TAXES

The following details the tax basis distributions as well as the components of distributable earnings. As of October 31, 2002, the tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, and Fund mergers.

                                                       DISTRIBUTABLE EARNINGS                     TAX DISTRIBUTIONS
                                          ------------------------------------------------  ------------------------------
                                                          LONG-TERM GAINS/    UNREALIZED                      LONG-TERM
                                             ORDINARY       CAPITAL LOSS    APPRECIATION/      ORDINARY        CAPITAL
PORTFOLIO                                     INCOME         CARRYOVER      (DEPRECIATION)      INCOME          GAINS
---------                                 --------------  ----------------  --------------  --------------  --------------
Focused Large-Cap Growth................  $          --     $(698,911,219)  $  (6,836,253)  $          --   $          --
Focused Multi-Cap Growth................             --      (151,706,644)     (6,547,175)             --              --
Focused 2000 Growth.....................             --       (18,633,899)     (1,095,459)             --              --
Focused Large-Cap Value.................             --        (8,327,840)    (11,809,827)             --              --
Focused Multi-Cap Value.................             --       (17,605,885)   (123,242,158)     12,677,811       5,145,071
Focused 2000 Value......................      1,278,040         5,783,243     (33,830,036)      3,814,975       3,250,011
Focused Growth and Income...............             --       (66,679,300)    (11,764,828)             --              --
Focused International Equity............             --          (542,586)     (1,607,049)             --              --
Focused Technology......................             --      (213,663,346)    (12,634,798)             --              --

As of October 31, 2002, the following funds have capital loss carryforwards which will be available to the extent provided in regulations and which will expire between 2008-2010. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

                                 CAPITAL LOSS
                                CARRYFORWARDS
PORTFOLIO                           AMOUNT
---------                           ------
Focused Large-Cap Growth......     698,911,219
Focused Multi-Cap Growth......     151,706,644
Focused 2000 Growth...........      18,633,899
Focused Large-Cap Value.......       8,327,840
Focused Multi-Cap Value.......      17,605,885
Focused 2000 Value............              --
Focused Growth and Income.....      66,679,300
Focused International
  Equity......................         542,586
Focused Technology............     213,663,346

Focused Multi-Cap Value Portfolio utilized capital loss carryforwards of $7,277 to offset net taxable gains realized and recognized in the year ended
October 31, 2002. As a result of reorganizations into some of these portfolios during the period ended October 31, 2002, as discussed in Note 2, certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

Included in the capital loss carryover amounts at October 31, 2002 are the amount of losses acquired from the following acquired Portfolios as a result of the reorganizations as discussed in Note 2.

Large-Cap Growth Portfolio....  $   17,760,833
Mid-Cap Growth Portfolio......      55,863,021

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchase agreements, were as follows:

                                                     FOCUSED MULTI-                      FOCUSED LARGE-   FOCUSED MULTI-
                                 FOCUSED LARGE-CAP     CAP GROWTH       FOCUSED 2000       CAP VALUE        CAP VALUE
                                 GROWTH PORTFOLIO      PORTFOLIO      GROWTH PORTFOLIO     PORTFOLIO        PORTFOLIO
                                 -----------------   --------------   ----------------   --------------   --------------
Cost...........................   $1,109,652,550      $252,579,481       $52,890,175      $105,354,533    $ 626,138,251
                                  ==============      ============       ===========      ============    =============
Appreciation...................   $   75,327,913      $  8,945,721       $ 3,355,080      $  3,165,401    $   7,984,619
Depreciation...................      (81,717,442)      (15,492,896)       (4,450,539)      (14,975,228)    (131,243,338)
                                  --------------      ------------       -----------      ------------    -------------
Net unrealized appreciation
 (depreciation)................   $   (6,389,529)     $ (6,547,175)      $(1,095,459)     $(11,809,827)   $(123,258,719)
                                  ==============      ============       ===========      ============    =============

                                                                      FOCUSED GROWTH       FOCUSED          FOCUSED
                                                 FOCUSED 2000 VALUE     AND INCOME      INTERNATIONAL      TECHNOLOGY
                                                     PORTFOLIO          PORTFOLIO      EQUITY PORTFOLIO    PORTFOLIO
                                                 ------------------   --------------   ----------------   ------------
Cost...........................................     $174,629,392       $221,997,990      $34,243,096      $ 62,448,791
                                                    ============       ============      ===========      ============
Appreciation...................................     $  3,452,902       $ 14,296,897      $ 1,103,550      $  4,402,006
Depreciation...................................      (37,283,031)       (26,062,250)      (2,716,848)      (17,036,804)
                                                    ------------       ------------      -----------      ------------
Net unrealized appreciation (depreciation).....     $(33,830,129)      $(11,765,353)     $(1,613,298)     $(12,634,798)
                                                    ============       ============      ===========      ============

For the year ended October 31, 2002, the following reclassification arising from book/tax differences were primarily the result of reclassifications due to net operating losses.

                                                               ACCUMULATED     ACCUMULATED
                                                              UNDISTRIBUTED   UNDISTRIBUTED
                                                              NET REALIZED    NET INVESTMENT
PORTFOLIO                                                       GAIN/LOSS      INCOME/LOSS     PAID IN CAPITAL
---------                                                     -------------   --------------   ---------------
Focused Large-Cap Growth....................................  $(20,618,694)    $16,241,698         4,376,996
Focused Multi-Cap Growth....................................   (27,577,891)      3,347,408        24,230,483
Focused 2000 Growth.........................................            --         682,465          (682,465)
Focused Large-Cap Value.....................................         2,234         104,900          (107,134)
Focused Multi-Cap Value.....................................      (894,264)      3,427,411        (2,533,147)
Focused 2000 Value..........................................    (1,093,680)      1,127,416           (33,736)
Focused Growth and Income...................................        19,861       2,007,987        (2,027,848)
Focused International Equity................................       (32,166)        116,463           (84,297)
Focused Technology..........................................       135,966       1,569,903        (1,705,869)

NOTE 8. EXPENSE REDUCTIONS

Through expense offset arrangements resulting from broker commission recapture, a portion of the Fund's expenses have been reduced. For the period ended October 31, 2002, the amount of expense reductions received by each Fund, were as follows:

                                                              TOTAL EXPENSE
PORTFOLIO                                                      REDUCTIONS
---------                                                     -------------
Focused Large-Cap Growth....................................   $1,193,819
Focused Multi-Cap Growth....................................       58,570
Focused 2000 Growth.........................................       26,681
Focused Large-Cap Value.....................................      197,251
Focused Multi-Cap Value.....................................       16,026
Focused 2000 Value..........................................      109,644
Focused Growth and Income...................................       83,249
Focused International Equity................................        3,630
Focused Technology..........................................        1,067

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

NOTE 9. CAPITAL SHARE TRANSACTIONS

Transactions in shares of each class of each series were as follows:

                                  FOCUSED LARGE-CAP GROWTH PORTFOLIO+
                         ------------------------------------------------------
                                                CLASS A
                         ------------------------------------------------------
                             FOR THE YEAR ENDED          FOR THE YEAR ENDED
                             OCTOBER 31, 2002@            OCTOBER 31, 2001
                         --------------------------  --------------------------
                           SHARES        AMOUNT        SHARES        AMOUNT
                         -----------  -------------  -----------  -------------
Shares sold............    9,191,858  $ 137,997,947    8,748,771  $ 152,834,136
Shares issued
 in merger                 1,164,171     15,026,657           --             --
Reinvested dividends...           --             --      512,453      9,953,898
Shares redeemed........   (8,499,257)  (124,700,916)  (8,508,792)  (145,803,741)
                         -----------  -------------  -----------  -------------
Net increase
 (decrease)............    1,856,772  $  28,323,688      752,432  $  16,984,293
                         ===========  =============  ===========  =============

                                 FOCUSED LARGE-CAP GROWTH PORTFOLIO+
                         ----------------------------------------------------
                                               CLASS B
                         ----------------------------------------------------
                            FOR THE YEAR ENDED         FOR THE YEAR ENDED
                             OCTOBER 31, 2002@          OCTOBER 31, 2001
                         -------------------------  -------------------------
                           SHARES       AMOUNT        SHARES       AMOUNT
                         ----------  -------------  ----------  -------------
Shares sold............   6,745,938  $  98,835,751   9,542,362  $ 163,508,090
Shares issued
 in merger                1,771,101     22,214,685          --             --
Reinvested dividends...          --             --     810,676     15,475,803
Shares redeemed........  (8,420,788)  (116,734,889) (7,429,382)  (123,002,959)
                         ----------  -------------  ----------  -------------
Net increase
 (decrease)............      96,251  $   4,315,547   2,923,656  $  55,980,934
                         ==========  =============  ==========  =============

                                                CLASS II                                  CLASS Z
                         ------------------------------------------------------  -------------------------
                             FOR THE YEAR ENDED          FOR THE YEAR ENDED         FOR THE YEAR ENDED
                             OCTOBER 31, 2002@            OCTOBER 31, 2001           OCTOBER 31, 2002@
                         --------------------------  --------------------------  -------------------------
                           SHARES        AMOUNT        SHARES        AMOUNT        SHARES       AMOUNT
                         -----------  -------------  -----------  -------------  ----------  -------------
Shares sold............    8,553,850  $ 125,165,035   10,194,870  $ 178,867,376     190,920  $   2,854,087
Shares issued
 in merger                 1,062,608     13,325,735           --             --          --             --
Reinvested dividends...           --             --    1,106,970     21,135,764          --             --
Shares redeemed........  (10,882,765)  (152,335,385) (11,005,161)  (186,387,526)   (145,205)    (2,206,240)
                         -----------  -------------  -----------  -------------  ----------  -------------
Net increase
 (decrease)............   (1,266,307) $ (13,844,615)     296,679  $  13,615,614      45,715  $     647,847
                         ===========  =============  ===========  =============  ==========  =============

                                  CLASS Z
                         -------------------------
                            FOR THE YEAR ENDED
                             OCTOBER 31, 2001
                         -------------------------
                           SHARES       AMOUNT
                         ----------  -------------
Shares sold............     191,966  $   3,315,540
Shares issued
 in merger                       --             --
Reinvested dividends...      16,607        324,838
Shares redeemed........    (156,227)    (2,811,823)
                         ----------  -------------
Net increase
 (decrease)............      52,346  $     828,555
                         ==========  =============

                                   FOCUSED MULTI-CAP GROWTH PORTFOLIO
                         ------------------------------------------------------
                                                CLASS A
                         ------------------------------------------------------
                             FOR THE YEAR ENDED          FOR THE YEAR ENDED
                             OCTOBER 31, 2002@            OCTOBER 31, 2001
                         --------------------------  --------------------------
                           SHARES        AMOUNT        SHARES        AMOUNT
                         -----------  -------------  -----------  -------------
Shares sold............    1,796,769  $  27,295,994    4,305,315  $  91,581,505
Shares issued
 in merger                 1,722,761     22,887,383           --             --
Reinvested dividends...           --             --      974,185     21,919,220
Shares redeemed........   (2,355,027)   (35,652,337)  (5,277,069)  (109,696,197)
                         -----------  -------------  -----------  -------------
Net increase
 (decrease)............    1,164,503  $  14,531,040        2,431  $   3,804,528
                         ===========  =============  ===========  =============

                                  FOCUSED MULTI-CAP GROWTH PORTFOLIO
                         ----------------------------------------------------
                                               CLASS B
                         ----------------------------------------------------
                            FOR THE YEAR ENDED         FOR THE YEAR ENDED
                             OCTOBER 31, 2002@          OCTOBER 31, 2001
                         -------------------------  -------------------------
                           SHARES       AMOUNT        SHARES       AMOUNT
                         ----------  -------------  ----------  -------------
Shares sold............     788,115  $  11,456,303   1,246,272  $  24,674,915
Shares issued
 in merger                2,821,614     35,749,973          --             --
Reinvested dividends...          --             --   1,500,020     32,543,379
Shares redeemed........  (2,291,473)   (32,483,822) (1,963,628)   (35,449,107)
                         ----------  -------------  ----------  -------------
Net increase
 (decrease)............   1,318,256  $  14,722,454     782,664  $  21,769,187
                         ==========  =============  ==========  =============

                                                CLASS II                                  CLASS Z
                         ------------------------------------------------------  -------------------------
                             FOR THE YEAR ENDED          FOR THE YEAR ENDED         FOR THE YEAR ENDED
                             OCTOBER 31, 2002@            OCTOBER 31, 2001           OCTOBER 31, 2002
                         --------------------------  --------------------------  -------------------------
                           SHARES        AMOUNT        SHARES        AMOUNT        SHARES       AMOUNT
                         -----------  -------------  -----------  -------------  ----------  -------------
Shares sold............      847,994  $  12,520,336      652,968  $  13,043,497      46,770  $     756,705
Shares issued
 in merger                   880,752     11,157,624           --             --          --             --
Reinvested dividends...           --             --      471,279     10,226,742          --             --
Shares redeemed........   (1,084,778)   (15,563,274)  (1,057,629)   (19,907,792)    (69,380)    (1,113,066)
                         -----------  -------------  -----------  -------------  ----------  -------------
Net increase
 (decrease)............      643,968  $   8,114,686       66,618  $   3,362,447     (22,610) $    (356,361)
                         ===========  =============  ===========  =============  ==========  =============

                                  CLASS Z
                         -------------------------
                            FOR THE YEAR ENDED
                             OCTOBER 31, 2001
                         -------------------------
                           SHARES       AMOUNT
                         ----------  -------------
Shares sold............      59,004  $   1,290,630
Shares issued
 in merger                       --             --
Reinvested dividends...      22,318        512,871
Shares redeemed........     (70,435)    (1,453,889)
                         ----------  -------------
Net increase
 (decrease)............      10,887  $     349,612
                         ==========  =============

                                  CLASS X
                         --------------------------
                               FOR THE PERIOD
                              AUGUST 1, 2002*
                          THROUGH OCTOBER 31, 2002
                         --------------------------
                           SHARES        AMOUNT
                         -----------  -------------
Shares sold............       12,683  $     168,521
Reinvested dividends...           --             --
Shares redeemed........           --             --
                         -----------  -------------
Net increase
 (decrease)............       12,683  $     168,521
                         ===========  =============

* Inception date of the class

+ See Note 1

@ See Note 2

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

                                                               FOCUSED 2000 GROWTH PORTFOLIO
                         ---------------------------------------------------------------------------------------------------------
                                               CLASS A                                               CLASS B
                         ----------------------------------------------------  ---------------------------------------------------
                            FOR THE YEAR ENDED         FOR THE YEAR ENDED         FOR THE YEAR ENDED        FOR THE YEAR ENDED
                            OCTOBER 31, 2002@           OCTOBER 31, 2001          OCTOBER 31, 2002@          OCTOBER 31, 2001
                         ------------------------  --------------------------  ------------------------  -------------------------
                           SHARES       AMOUNT       SHARES        AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Shares sold............   1,032,843  $ 12,204,806      151,712  $   2,124,777     698,511  $  8,042,118     319,617  $   4,315,621
Reinvested dividends...          --            --          240          3,455          --            --         475          5,965
Shares redeemed........    (363,485)   (4,001,827)    (151,919)    (1,988,864)   (240,935)   (2,697,450)   (182,094)    (2,326,355)
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Net increase
 (decrease)............     669,358  $  8,202,979           33  $     139,368     457,576  $  5,344,668     137,998  $   1,995,231
                         ==========  ============  ===========  =============  ==========  ============  ==========  =============

                                               CLASS II                                              CLASS I
                         ----------------------------------------------------  ---------------------------------------------------
                            FOR THE YEAR ENDED         FOR THE YEAR ENDED         FOR THE YEAR ENDED        FOR THE YEAR ENDED
                            OCTOBER 31, 2002@           OCTOBER 31, 2001          OCTOBER 31, 2002@          OCTOBER 31, 2001
                         ------------------------  --------------------------  ------------------------  -------------------------
                           SHARES       AMOUNT       SHARES        AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Shares sold............   2,324,253  $ 26,895,114       70,469  $     975,924     123,003  $  1,517,869     849,575  $  11,407,459
Reinvested dividends...          --            --           79          1,173          --            --         344          5,329
Shares redeemed........    (270,436)   (2,937,021)     (78,530)    (1,034,399)   (654,252)   (7,942,359)   (664,143)    (9,226,261)
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Net increase
 (decrease)............   2,053,817  $ 23,958,093       (7,982) $     (57,302)   (531,249) $ (6,424,490)    185,776  $   2,186,527
                         ==========  ============  ===========  =============  ==========  ============  ==========  =============

                                                             FOCUSED LARGE-CAP VALUE PORTFOLIO
                         ---------------------------------------------------------------------------------------------------------
                                               CLASS A                                               CLASS B
                         ----------------------------------------------------  ---------------------------------------------------
                            FOR THE YEAR ENDED         FOR THE YEAR ENDED         FOR THE YEAR ENDED        FOR THE YEAR ENDED
                             OCTOBER 31, 2002           OCTOBER 31, 2001           OCTOBER 31, 2002          OCTOBER 31, 2001
                         ------------------------  --------------------------  ------------------------  -------------------------
                           SHARES       AMOUNT       SHARES        AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Shares sold............   1,364,706  $ 16,747,462    1,338,429  $  20,030,192   1,248,078  $ 14,384,531   1,317,473  $  19,157,745
Reinvested dividends...          --            --       58,065        859,350          --            --      82,356      1,203,227
Shares redeemed........    (794,551)   (9,685,912)    (845,257)   (12,495,547) (1,144,577)  (13,634,618)   (744,638)   (10,539,724)
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Net increase
 (decrease)............     570,155  $  7,061,550      551,237  $   8,393,995     103,501  $    749,913     655,191  $   9,821,248
                         ==========  ============  ===========  =============  ==========  ============  ==========  =============

                                               CLASS II                                              CLASS Z
                         ----------------------------------------------------  ---------------------------------------------------
                            FOR THE YEAR ENDED         FOR THE YEAR ENDED         FOR THE YEAR ENDED        FOR THE YEAR ENDED
                             OCTOBER 31, 2002           OCTOBER 31, 2001           OCTOBER 31, 2002          OCTOBER 31, 2001
                         ------------------------  --------------------------  ------------------------  -------------------------
                           SHARES       AMOUNT       SHARES        AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Shares sold............   2,025,502  $ 24,360,840    1,197,542  $  17,386,111      49,286  $    679,893      49,186  $     746,353
Reinvested dividends...          --            --       50,194        733,840          --            --       3,541         52,900
Shares redeemed........    (902,976)  (10,680,626)    (581,309)    (8,269,541)    (60,092)     (820,926)    (30,013)      (457,258)
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Net increase
 (decrease)............   1,122,526  $ 13,680,214      666,427  $   9,850,410     (10,806) $   (141,033)     22,714  $     341,995
                         ==========  ============  ===========  =============  ==========  ============  ==========  =============

@ See Note 2

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

                                                             FOCUSED MULTI-CAP VALUE PORTFOLIO
                         ---------------------------------------------------------------------------------------------------------
                                               CLASS A                                               CLASS B
                         ----------------------------------------------------  ---------------------------------------------------
                            FOR THE YEAR ENDED         FOR THE YEAR ENDED         FOR THE YEAR ENDED        FOR THE YEAR ENDED
                             OCTOBER 31, 2002           OCTOBER 31, 2001           OCTOBER 31, 2002          OCTOBER 31, 2001
                         ------------------------  --------------------------  ------------------------  -------------------------
                           SHARES       AMOUNT       SHARES        AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Shares sold............   6,042,911  $100,064,433    7,561,322  $ 131,977,823   5,838,836  $ 97,002,543  11,127,016  $ 193,085,278
Reinvested dividends...     214,584     3,712,157      113,001      1,847,562     299,754     5,113,795      97,386      1,581,556
Shares redeemed........  (4,867,684)  (75,272,984)  (2,020,490)   (34,898,397) (4,795,668)  (73,316,912) (1,735,977)   (29,269,289)
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Net increase
 (decrease)............   1,389,811  $ 28,503,606    5,653,833  $  98,926,988   1,342,922  $ 28,799,426   9,488,425  $ 165,397,545
                         ==========  ============  ===========  =============  ==========  ============  ==========  =============

                                               CLASS II                                CLASS I
                         ----------------------------------------------------  ------------------------
                                                                                    FOR THE PERIOD
                            FOR THE YEAR ENDED         FOR THE YEAR ENDED         NOVEMBER 16, 2001*
                             OCTOBER 31, 2002           OCTOBER 31, 2001       THROUGH OCTOBER 31, 2002
                         ------------------------  --------------------------  ------------------------
                           SHARES       AMOUNT       SHARES        AMOUNT        SHARES       AMOUNT
                         ----------  ------------  -----------  -------------  ----------  ------------
Shares sold............   6,995,788  $115,932,861    9,737,667  $ 168,752,030   1,354,552  $ 22,685,955
Reinvested dividends...     364,362     6,212,374      208,958      3,391,386      23,142       400,129
Shares redeemed........  (4,426,688)  (66,777,527)  (1,548,188)   (26,183,888)   (424,967)   (6,693,620)
                         ----------  ------------  -----------  -------------  ----------  ------------
Net increase
 (decrease)............   2,933,462  $ 55,367,708    8,398,437  $ 145,959,528     952,727  $ 16,392,464
                         ==========  ============  ===========  =============  ==========  ============

                                                               FOCUSED 2000 VALUE PORTFOLIO
                         ---------------------------------------------------------------------------------------------------------
                                               CLASS A                                               CLASS B
                         ----------------------------------------------------  ---------------------------------------------------
                            FOR THE YEAR ENDED         FOR THE YEAR ENDED         FOR THE YEAR ENDED        FOR THE YEAR ENDED
                             OCTOBER 31, 2002           OCTOBER 31, 2001           OCTOBER 31, 2002          OCTOBER 31, 2001
                         ------------------------  --------------------------  ------------------------  -------------------------
                           SHARES       AMOUNT       SHARES        AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Shares sold............   3,235,751  $ 52,277,429    3,715,284  $  57,180,514   2,252,698  $ 35,398,759   1,218,960  $  18,827,320
Reinvested dividends...     126,056     2,018,138           --             --     163,380     2,540,560          --             --
Shares redeemed........  (1,995,362)  (30,729,899)  (3,035,569)   (45,312,938) (1,379,552)  (19,845,990)   (418,473)    (6,369,713)
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Net increase
 (decrease)............   1,366,445  $ 23,565,668      679,715  $  11,867,576   1,036,526  $ 18,093,329     800,487  $  12,457,607
                         ==========  ============  ===========  =============  ==========  ============  ==========  =============

                                               CLASS II                                              CLASS Z
                         ----------------------------------------------------  ---------------------------------------------------
                            FOR THE YEAR ENDED         FOR THE YEAR ENDED         FOR THE YEAR ENDED        FOR THE YEAR ENDED
                             OCTOBER 31, 2002           OCTOBER 31, 2001           OCTOBER 31, 2002          OCTOBER 31, 2001
                         ------------------------  --------------------------  ------------------------  -------------------------
                           SHARES       AMOUNT       SHARES        AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Shares sold............   3,259,527  $ 50,737,536    1,014,557  $  15,660,668     105,433  $  1,766,702     146,875  $   2,440,302
Reinvested dividends...     107,145     1,667,192           --             --       7,180       117,467          --             --
Shares redeemed........  (1,074,372)  (15,356,722)    (213,639)    (3,250,832)    (97,579)   (1,514,967)    (73,152)    (1,140,143)
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Net increase
 (decrease)............   2,292,300  $ 37,048,006      800,918  $  12,409,836      15,034  $    369,202      73,723  $   1,300,159
                         ==========  ============  ===========  =============  ==========  ============  ==========  =============

* Inception date of the class

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

                                                            FOCUSED GROWTH AND INCOME PORTFOLIO
                         ---------------------------------------------------------------------------------------------------------
                                               CLASS A                                               CLASS B
                         ----------------------------------------------------  ---------------------------------------------------
                            FOR THE YEAR ENDED         FOR THE YEAR ENDED         FOR THE YEAR ENDED        FOR THE YEAR ENDED
                             OCTOBER 31, 2002           OCTOBER 31, 2001           OCTOBER 31, 2002          OCTOBER 31, 2001
                         ------------------------  --------------------------  ------------------------  -------------------------
                           SHARES       AMOUNT       SHARES        AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Shares sold............   3,440,895  $ 45,740,859    1,376,684  $  21,794,151   2,585,545  $ 33,722,787   1,657,141  $  25,443,701
Reinvested dividends             --            --       78,288      1,354,235          --            --     106,935      1,810,406
Shares redeemed........  (1,582,120)  (20,631,244)  (1,583,455)   (23,571,371) (1,702,268)  (21,331,663) (1,357,260)   (20,152,600)
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Net increase
 (decrease)............   1,858,775  $ 25,109,615     (128,483) $    (422,985)    883,277  $ 12,391,124     406,816  $   7,101,507
                         ==========  ============  ===========  =============  ==========  ============  ==========  =============

                                               CLASS II                                              CLASS Z
                         ----------------------------------------------------  ---------------------------------------------------
                            FOR THE YEAR ENDED         FOR THE YEAR ENDED         FOR THE YEAR ENDED        FOR THE YEAR ENDED
                             OCTOBER 31, 2002           OCTOBER 31, 2001           OCTOBER 31, 2002          OCTOBER 31, 2001
                         ------------------------  --------------------------  ------------------------  -------------------------
                           SHARES       AMOUNT       SHARES        AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Shares sold............   5,521,285  $ 72,657,269    1,620,605  $  25,458,310      20,969  $    295,720     107,935  $   1,865,780
Reinvested dividends...          --            --       98,645      1,669,073          --            --       1,032         17,872
Shares redeemed          (2,243,616)  (28,400,819)  (1,333,781)   (19,861,316)    (31,546)     (434,898)    (78,377)    (1,323,213)
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Net increase
 (decrease)............   3,277,669  $ 44,256,450      385,469  $   7,266,067     (10,577) $   (139,178)     30,590  $     560,439
                         ==========  ============  ===========  =============  ==========  ============  ==========  =============

                                 CLASS X
                         ------------------------
                              FOR THE PERIOD
                             MARCH 19, 2002*
                         THROUGH OCTOBER 31, 2002
                         ------------------------
                           SHARES       AMOUNT
                         ----------  ------------
Shares sold............     655,639  $  8,656,081
Reinvested dividends...          --            --
Shares redeemed             (10,575)     (127,919)
                         ----------  ------------
Net increase
 (decrease)............     645,064  $  8,528,162
                         ==========  ============

                                            FOCUSED INTERNATIONAL EQUITY PORTFOLIO#
                         ------------------------------------------------------------------------------
                                 CLASS A                    CLASS B                    CLASS II
                         ------------------------  --------------------------  ------------------------
                            FOR THE YEAR ENDED         FOR THE YEAR ENDED         FOR THE YEAR ENDED
                             OCTOBER 31, 2002           OCTOBER 31, 2002           OCTOBER 31, 2002
                         ------------------------  --------------------------  ------------------------
                           SHARES       AMOUNT       SHARES        AMOUNT        SHARES       AMOUNT
                         ----------  ------------  -----------  -------------  ----------  ------------
Shares sold............   3,798,587  $ 48,388,739      535,333  $   7,293,934   1,189,888  $ 16,093,543
Reinvested dividends...          --            --           --             --          --            --
Shares redeemed........  (2,364,348)  (31,247,693)    (108,393)    (1,405,789)   (322,278)   (4,216,833)
                         ----------  ------------  -----------  -------------  ----------  ------------
Net increase
 (decrease)............   1,434,239  $ 17,141,046      426,940  $   5,888,145     867,610  $ 11,876,710
                         ==========  ============  ===========  =============  ==========  ============

* Inception of the class
# The Focused International Equity Portfolio began operations on November 1,
  2001

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

                                                               FOCUSED TECHNOLOGY PORTFOLIO
                         ---------------------------------------------------------------------------------------------------------
                                               CLASS A                                               CLASS B
                         ----------------------------------------------------  ---------------------------------------------------
                            FOR THE YEAR ENDED         FOR THE YEAR ENDED         FOR THE YEAR ENDED        FOR THE YEAR ENDED
                             OCTOBER 31, 2002           OCTOBER 31, 2001           OCTOBER 31, 2002          OCTOBER 31, 2001
                         ------------------------  --------------------------  ------------------------  -------------------------
                           SHARES       AMOUNT       SHARES        AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Shares sold............   2,287,323  $  9,121,991    4,923,161  $  41,849,477   1,707,928  $  6,966,643   2,901,326  $  24,515,002
Reinvested dividends...          --            --           --             --          --            --          --             --
Shares redeemed........  (2,993,959)  (11,231,512)  (3,513,600)   (25,446,944) (2,117,812)   (7,691,283) (2,169,282)   (15,533,738)
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Net increase
 (decrease)............    (706,636) $ (2,109,521)   1,409,561  $  16,402,533    (409,884) $   (724,640)    732,044  $   8,981,264
                         ==========  ============  ===========  =============  ==========  ============  ==========  =============

                                              CLASS II+                                              CLASS Z
                         ----------------------------------------------------  ---------------------------------------------------
                            FOR THE YEAR ENDED         FOR THE YEAR ENDED         FOR THE YEAR ENDED        FOR THE YEAR ENDED
                             OCTOBER 31, 2002           OCTOBER 31, 2001           OCTOBER 31, 2002          OCTOBER 31, 2001
                         ------------------------  --------------------------  ------------------------  -------------------------
                           SHARES       AMOUNT       SHARES        AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Shares sold............   1,964,395  $  7,817,204    3,647,668  $  32,073,723     363,346  $  1,376,592     261,583  $   2,090,476
Reinvested dividends...          --            --          244          1,588          --            --          --             --
Shares redeemed........  (2,589,035)   (9,536,866)  (2,401,335)   (18,230,623)   (329,153)   (1,208,100)   (138,213)    (1,102,622)
                         ----------  ------------  -----------  -------------  ----------  ------------  ----------  -------------
Net increase
 (decrease)............    (624,640) $ (1,719,662)   1,246,577  $  13,844,688      34,193  $    168,492     123,370  $     987,854
                         ==========  ============  ===========  =============  ==========  ============  ==========  =============

+ See Note 1

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

NOTE 10. DIRECTORS' RETIREMENT PLAN

The Directors (and Trustees) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Directors. The Retirement Plan provides generally that if an unaffiliated Director who has at least 10 years of consecutive service as a disinterested Director of any of the SunAmerica mutual funds (an "Eligible Director"), retires after reaching age 60 but before age 70, or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding clause during prior years, is added to each Eligible Director's account until such Eligible Director reaches his or her 70th birthday. An eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%. As of October 31, 2002, Focused Large-Cap Growth Portfolio, Focused Multi-Cap Growth Portfolio, Focused 2000 Growth Portfolio, Focused Large-Cap Value Portfolio, Focused Multi-Cap Value Portfolio, Focused 2000 Value Portfolio, Focused Growth and Income Portfolio, Focused International Equity Portfolio, and Focused Technology Portfolio had accrued $80,776, $38,979, $400, $6,267, $13,638, $6,128, $10,263, $518, and $5,035, respectively, for the
Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities, and as of October 31, 2002 expensed $26,921, $4,859, $400, $1,654, $10,056, $1,861, $3,203, $518, and $2,041, respectively, for the
Retirement Plan, which is included in Director's fees and expenses on the Statement of Operations.

NOTE 11. COMMITMENTS AND CONTINGENCIES

The SunAmerica Family of Mutual Funds has established a $75 million committed and $50 million uncommitted lines of credit with State Street Bank and Trust Company, the Portfolios' custodian. Interest is currently payable at the Federal Funds Rate plus 50 basis points on the committed line and State Street's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 10 basis points per annum for the daily unused portion of the committed line of credit which is included in interest expense on the Statement of Operations. Borrowings under the line of credit will commence when the respective Portfolio's cash shortfall exceeds $100,000. During the year ended October 31, 2002, the following Portfolios had borrowings:

                                                              DAYS       INTEREST   AVERAGE DEBT   WEIGHTED AVERAGE
PORTFOLIO                                                  OUTSTANDING   CHARGES      UTILIZED         INTEREST
---------                                                  -----------   --------   ------------   ----------------
Focused Large-Cap Growth.................................        6        $  328      $813,440           2.43%
Focused Multi-Cap Growth.................................        3             6        33,870           2.25
Focused Multi-Cap Value..................................      136         8,405       957,611           2.30
Focused International Equity.............................        4            52       199,834           2.34
Focused Technology.......................................       15           177       180,566           2.33

At October 31, 2002, the Focused Multi-Cap Value Portfolio and Focused International Equity Portfolio had $783,281 and $122,342, in borrowings outstanding respectively, at an interest rate of 2.44%.

NOTE 12. SUBSEQUENT EVENT

Effective November 8, 2002, the following portfolios were added to the Fund:
Focused Equity Strategy, Focused Fixed Income Strategy, Focused Fixed Income and Equity Strategy, Focused Balanced Strategy, and Focused Multi-Asset Strategy.

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF SUNAMERICA STYLE SELECT SERIES,
INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SunAmerica Focused Large-Cap Growth Portfolio, SunAmerica Focused Multi-Cap Growth Portfolio, SunAmerica Focused 2000 Growth Portfolio, SunAmerica Focused Large-Cap Value Portfolio, SunAmerica Focused Multi-Cap Value Portfolio, SunAmerica Focused 2000 Value Portfolio, SunAmerica Focused Growth and Income Portfolio, SunAmerica Focused International Equity Portfolio and SunAmerica Focused Technology Portfolio (nine of the portfolios constituting SunAmerica Style Select Series, Inc., hereafter referred to as the "Fund") at October 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
December 18, 2002

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

SunAmerica Focused Portfolios
-------------------------------------------

DIRECTOR INFORMATION -- (UNAUDITED)

The following table contains basic information regarding the Directors that oversee operations of the Funds and other investment companies within the Fund complex.

                                                                                           NUMBER OF
                                                      TERM OF                              FUNDS IN
                                    POSITION        OFFICE AND                               FUND             OTHER
 NAME,                              HELD WITH        LENGTH OF                              COMPLEX       DIRECTORSHIPS
 ADDRESS AND                       SUNAMERICA          TIME        PRINCIPAL OCCUPATIONS  OVERSEEN BY        HELD BY
 DATE OF BIRTH*                      COMPLEX          SERVED        DURING PAST 5 YEARS   DIRECTOR(1)      DIRECTOR(2)
 --------------                  ---------------  ---------------  ---------------------  -----------  --------------------
 S. James Coppersmith            Director         17 years         Retired; formerly,         45       Director of BJ's
 DOB: February 21, 1933                                            President and General               Wholesale Club,
                                                                   Manager, WCVB-TV, a                 Inc.; Member of
                                                                   division of the                     Board of Governors
                                                                   Hearst Corp. (1982 to               of the Boston Stock
                                                                   1994);                              Exchange.
                                                                   Director/Trustee of
                                                                   SunAmerica Mutual
                                                                   Funds ("SAMF") and
                                                                   Anchor Series Trust
                                                                   ("AST").

 Dr. Judith L. Craven            Director         1 year           Retired                    75       Director, Compaq
 DOB: October 6, 1945                                              Administrator;                      Computer Corporation
                                                                   Trustee, VALIC                      (1992 to present);
                                                                   Company I (November                 Director, A.G. Belo
                                                                   1998 to present);                   Corporation (1992 to
                                                                   Director, VALIC                     present); Director,
                                                                   Company II (August                  Sysco Corporation
                                                                   1998 to present);                   (1996 to present);
                                                                   Director of                         Director, Luby's,
                                                                   SunAmerica Senior                   Inc. (1998 to
                                                                   Floating Rate Fund                  present); Director,
                                                                   ("SASFRF"), and SAMF                University of Texas
                                                                   President, United Way               Board of Regents
                                                                   of the Texas Gulf                   (May 2001 to
                                                                   Coast (1992-1998).                  present); formerly,
                                                                                                       Director, Cypress
                                                                                                       Tree Senior Floating
                                                                                                       Rate Fund, Inc.
                                                                                                       (June 2000 to May
                                                                                                       2001); formerly,
                                                                                                       Director, Houston
                                                                                                       Branch of the
                                                                                                       Federal Reserve Bank
                                                                                                       of Dallas
                                                                                                       (1992-2000);
                                                                                                       formerly, Board
                                                                                                       Member, Sisters of
                                                                                                       Charity of the
                                                                                                       Incarnate Word
                                                                                                       (1996-1999).

 William F. Devin                Director         1 year           Director/Trustee of        75       Member of the Board
 DOB: December 30, 1938                                            SASFRF; SAMF; VALIC                 of Governors, Boston
                                                                   Company I and VALIC                 Stock Exchange
                                                                   Company II.                         (1985-Present);
                                                                                                       formerly, Executive
                                                                                                       Vice President,
                                                                                                       Fidelity Capital
                                                                                                       Markets, a division
                                                                                                       of National
                                                                                                       Financial Services
                                                                                                       Corporation
                                                                                                       (1966-1996);
                                                                                                       formerly, Director,
                                                                                                       Cypress Tree Senior
                                                                                                       Floating Rate Fund,
                                                                                                       Inc. (October
                                                                                                       1997-May 2001).

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

SunAmerica Focused Portfolios
-------------------------------------------

DIRECTOR INFORMATION -- (UNAUDITED) -- (CONTINUED)

                                                                                           NUMBER OF
                                                      TERM OF                              FUNDS IN
                                    POSITION        OFFICE AND                               FUND             OTHER
 NAME,                              HELD WITH        LENGTH OF                              COMPLEX       DIRECTORSHIPS
 ADDRESS AND                       SUNAMERICA          TIME        PRINCIPAL OCCUPATIONS  OVERSEEN BY        HELD BY
 DATE OF BIRTH*                      COMPLEX          SERVED        DURING PAST 5 YEARS   DIRECTOR(1)      DIRECTOR(2)
 --------------                  ---------------  ---------------  ---------------------  -----------  --------------------
 Samuel M. Eisenstat             Chairman of the  16 years         Attorney, solo             46       Director of North
 DOB: March 7, 1940              Board                             practitioner;                       European Oil Royalty
                                                                   Chairman of the                     Trust.
                                                                   Boards of
                                                                   Directors/Trustees of
                                                                   SAMF and AST,
                                                                   Director of SASFRF.

 Stephen J. Gutman               Director         17 years         Partner and Managing       46       None
 DOB: May 10, 1943                                                 Member of B.B.
                                                                   Associates LLC
                                                                   (menswear specialty
                                                                   retailing and other
                                                                   activities) since
                                                                   1988;
                                                                   Director/Trustee of
                                                                   SAMF, AST and SASFRF.

 Peter A. Harbeck(3)             Director         7 years          Director and               83       None
 DOB: January 23, 1954                                             President of the
                                                                   Advisor, since 1995;
                                                                   Director, AIG
                                                                   Financial Advisor
                                                                   Services, Inc.
                                                                   ("AIGFAS") since
                                                                   2000; Director,
                                                                   SunAmerica Capital
                                                                   Services, Inc.
                                                                   ("SACS"), since 1993;
                                                                   Director and
                                                                   President, SunAmerica
                                                                   Fund Services, Inc.
                                                                   ("SAFS"), since 1988;
                                                                   Director/Trustee,
                                                                   SAMF, AST and SASFRF;
                                                                   Director, VALIC
                                                                   Company I and VALIC
                                                                   Company II since
                                                                   October 2001.

 Sebastiano Sterpa               Director         10 years         Founder and Chairman       37       Director, Real
 DOB: July 18, 1929                                                of the Board of the                 Estate Business
                                                                   Sterpa Group (real                  Service and
                                                                   estate) since 1962;                 Countrywide
                                                                   Director/Trustee of                 Financial.
                                                                   SAMF.

------------
* The business address for each Director is the Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

(1) The "Fund Complex" consists of all registered investment company portfolios for which SAAMCo serves as investment advisor or business manager. The "Fund Complex" includes the SunAmerica Money Market Funds (2 funds), SunAmerica Equity Funds (7 funds), SunAmerica Income Funds (6 funds), SunAmerica Style Select Series, Inc. (15 portfolios) SunAmerica Strategic Investment Series, Inc. (7 funds), Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (33 portfolios), VALIC Company I (22 portfolios), VALIC Company II (15 funds) and Seasons Series Trust (19 portfolios).

(2) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the Investment Company Act of 1940.

(3) Interested Trustee, as defined within the Investment Company Act of 1940.

Additional information concerning the Directors is contained in the Statement of Additional Information and is available without charge by calling
(800) 858-8850.

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SHAREHOLDER TAX INFORMATION -- (UNAUDITED)
Certain tax information regarding the SunAmerica Style Select Series, Inc. is required to be provided to shareholders based upon each Portfolio's income and distributions for the taxable year ended October 31, 2002. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2002. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you under a separate cover in January 2003.

During the year ended October 31, 2002 the Portfolio's paid the following dividends:

                                                              NET LONG-TERM
PORTFOLIO                                                     CAPITAL GAINS
---------                                                     -------------
Focused Large-Cap Growth....................................   $       --
Focused Multi-Cap Growth....................................           --
Focused 2000 Growth.........................................           --
Focused Large-Cap Value.....................................           --
Focused Multi-Cap Value.....................................    5,145,071
Focused 2000 Value..........................................    3,250,011
Focused Growth and Income...................................           --
Focused International Equity................................           --
Focused Technology..........................................           --

For the year ended October 31, 2002, 33.63%, and 14.41% of the dividends paid from ordinary income by Focused Multi-Cap Value and Focused 2000 Value, respectively, qualified for the 70% dividends received deductions for corporations.

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

SPECIAL MEETING OF SHAREHOLDERS
---------------------------------------------------------

PROXY VOTING RESULTS -- (UNAUDITED)

A Special meeting of Shareholders of the SunAmerica Style Select Series, Inc. (the "Fund") was held on August 15, 2002. The Large-Cap Growth Portfolio and Mid-Cap Growth Portfolio of the Fund voted in favor of adopting the following proposals.

1. To approve the reorganization providing for the acquisition of all of the assets and liabilities of the Large-Cap Growth Portfolio and Mid-Cap Growth Portfolio by the Focused Large-Cap Growth Portfolio and the Focused Multi-Cap Growth Portfolio, respectively.

                                                               VOTES IN      VOTES       VOTES
NAME OF PORTFOLIO                                              FAVOR OF     AGAINST    ABSTAINED
-----------------                                             ----------   ---------   ---------
Large-Cap Growth Portfolio..................................   2,964,696    110,078     240,967
Mid-Cap Growth Portfolio....................................   4,761,705    158,382     247,216

2. To transact such other business as properly may come before the Meeting or any adjournment thereof.

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

---------------------------------------------------------

COMPARISONS: PORTFOLIOS VS. THE INDEXES -- (UNAUDITED)

As required by the Securities and Exchange Commission, the following graphs compare the performance of a $10,000 investment in the SunAmerica Style Select Series portfolios to a similar investment in an index. Please note that "inception" as used herein reflects the date a Portfolio commenced operations without regard to when a second class of shares was introduced. It is important to note that the SunAmerica Style Select Portfolios are professionally managed mutual funds while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the class of that particular Portfolio which has been in existence the longest. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
DOLLARS (THOUSANDS)

       FOCUSED LARGE-CAP  RUSSELL 1000  MORNINGSTAR LARGE  S&P 500
        GROWTH CLASS B    GROWTH INDEX   GROWTH CATEGORY    INDEX
6/98             $10,000       $10,000            $10,000  $10,000
6/98             $10,456       $10,350            $10,456  $10,170
7/98             $10,616       $10,281            $10,342  $10,062
8/98              $8,920        $8,738             $8,659   $8,609
9/98              $9,656        $9,410             $9,269   $9,161
10/98            $10,048       $10,166             $9,863   $9,905
11/98            $10,856       $10,939            $10,558  $10,505
12/98            $12,136       $11,926            $11,650  $11,110
1/99             $13,152       $12,626            $12,360  $11,575
2/99             $12,488       $12,049            $11,841  $11,215
3/99             $13,280       $12,684            $12,512  $11,664
4/99             $13,400       $12,700            $12,638  $12,116
5/99             $12,920       $12,309            $12,297  $11,830
6/99             $14,384       $13,172            $13,155  $12,486
7/99             $14,072       $12,753            $12,866  $12,097
8/99             $14,152       $12,961            $12,867  $12,037
9/99             $14,536       $12,689            $12,775  $11,707
10/99            $15,240       $13,648            $13,636  $12,448
11/99            $16,360       $14,384            $14,456  $12,701
12/99            $19,130       $15,880            $16,254  $13,449
1/00             $18,415       $15,135            $15,662  $12,773
2/00             $20,649       $15,875            $16,947  $12,531
3/00             $20,858       $17,011            $17,720  $13,757
4/00             $19,259       $16,202            $16,636  $13,343
5/00             $17,845       $15,386            $15,689  $13,070
6/00             $19,323       $16,552            $16,854  $13,392
7/00             $18,656       $15,862            $16,503  $13,183
8/00             $20,328       $17,298            $17,931  $14,001
9/00             $18,464       $15,662            $16,801  $13,262
10/00            $16,985       $14,921            $15,989  $13,206
11/00            $15,370       $12,721            $13,918  $12,165
12/00            $15,379       $12,319            $13,961  $12,224
1/01             $15,461       $13,170            $14,369  $12,658
2/01             $14,020       $10,934            $12,337  $11,504
3/01             $13,167        $9,744            $11,121  $10,775
4/01             $14,203       $10,977            $12,278  $11,613
5/01             $14,401       $10,815            $12,183  $11,690
6/01             $13,639       $10,565            $11,867  $11,406
7/01             $13,399       $10,300            $11,450  $11,294
8/01             $12,389        $9,458            $10,538  $10,587
9/01             $11,403        $8,514             $9,433   $9,732
10/01            $11,834        $8,961             $9,846   $9,917
11/01            $13,002        $9,821            $10,761  $10,678
12/01            $13,093        $9,803            $10,828  $10,772
1/02             $12,795        $9,630            $10,589  $10,614
2/02             $12,273        $9,230            $10,107  $10,410
3/02             $12,770        $9,549            $10,543  $10,801
4/02             $12,464        $8,770             $9,859  $10,146
5/02             $12,331        $8,558             $9,637  $10,072
6/02             $11,693        $7,766             $8,843   $9,354
7/02             $10,352        $7,339             $8,161   $8,625
8/02             $10,435        $7,361             $8,166   $8,682
9/02              $9,747        $6,598             $7,445   $7,738
10/02            $10,071        $7,203            $8,020#   $8,419

# Reflects returns from June 30, 1998 to October 31, 2002, because the category's return is only published at the end of the month.

                                       CLASS A                             CLASS B
                                SEC                                 SEC
                              AVERAGE                             AVERAGE
FOCUSED LARGE-CAP GROWTH      ANNUAL          CUMULATIVE          ANNUAL          CUMULATIVE
PORTFOLIO                     RETURN            RETURN+           RETURN            RETURN+
1 Year Return                     -17.46%           -12.44%           -16.43%           -12.95%
Since Inception*                   -0.08%             5.69%             0.16%             2.69%

                                      CLASS II                             CLASS Z
                                SEC                                 SEC
                              AVERAGE                             AVERAGE
FOCUSED LARGE-CAP GROWTH      ANNUAL          CUMULATIVE          ANNUAL          CUMULATIVE
PORTFOLIO                     RETURN            RETURN+           RETURN            RETURN+
1 Year Return                     -14.65%           -12.95%           -12.13%           -12.13%
Since Inception*                    0.37%             2.69%            -8.86%           -26.49%

       + Cumulative returns do not reflect sales load.
       * Inception date for Class A, Class B and Class II: 6/08/98; Class Z:
       7/07/99

         For the 12 month period ending October 31, 2002, Focused Large-Cap Growth Portfolio Class B returned -16.43%, compared to -19.62% for the Russell 1000 Growth Index, -15.11% for the S&P 500 Index, and -18.57 for the Morningstar Large Growth Category. (Past performance is no guarantee of future results.)

FOCUSED LARGE-CAP GROWTH PORTFOLIO

As you can see in the graph above, Class B shares of the Large-Cap Growth Portfolio outperformed the Morningstar Large Growth Category, the Russell 1000 Growth Index, and the S&P 500 Index for the period from the Portfolio's inception in June 1998 through October 31, 2002. For the fiscal year ended October 31, 2002, all share classes of the Large-Cap Growth Portfolio outperformed both its Morningstar category and the Russell 1000 Growth Index -- a fact worth noting during a highly volatile period for the equity markets in general and for growth-related stocks in particular. Strong stock picking was the primary factor that contributed to this Portfolio's performance. Our managers maintained a focus on selecting highly recognizable companies with established businesses. Looking ahead, they will continue to try to identify those large companies believed to have the greatest potential for above-average growth.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
DOLLARS (THOUSANDS)

       FOCUSED MULTI-CAP  RUSSELL 3000  MORNINGSTAR AGGRESSIVE  RUSSELL 2500
        GROWTH CLASS B    GROWTH INDEX     GROWTH OBJECTIVE     GROWTH INDEX
11/96            $10,000       $10,000                 $10,000       $10,000
11/96            $10,104       $10,187                 $10,104       $10,183
12/96            $10,320       $10,024                 $10,004       $10,233
1/97             $11,064       $10,683                 $10,526       $10,539
2/97             $10,480       $10,558                  $9,953       $10,077
3/97              $9,888        $9,971                  $9,319        $9,414
4/97              $9,984       $10,565                  $9,370        $9,457
5/97             $10,880       $11,394                 $10,359       $10,590
6/97             $11,360       $11,844                 $10,838       $10,944
7/97             $12,504       $12,850                 $11,740       $11,639
8/97             $12,448       $12,203                 $11,654       $11,923
9/97             $13,392       $12,842                 $12,421       $12,765
10/97            $12,640       $12,336                 $11,738       $11,969
11/97            $12,480       $12,776                 $11,616       $11,785
12/97            $12,783       $12,905                 $11,647       $11,743
1/98             $12,493       $13,237                 $11,579       $11,590
2/98             $13,662       $14,249                 $12,533       $12,585
3/98             $14,266       $14,820                 $13,075       $13,052
4/98             $14,564       $15,014                 $13,223       $13,170
5/98             $13,863       $14,526                 $12,566       $12,325
6/98             $14,951       $15,349                 $13,048       $12,415
7/98             $14,581       $15,143                 $12,450       $11,491
8/98             $11,695       $12,770                  $9,852        $8,880
9/98             $12,582       $13,775                 $10,604        $9,658
10/98            $13,130       $14,852                 $11,135       $10,310
11/98            $14,363       $15,983                 $11,954       $11,044
12/98            $16,692       $17,424                 $13,289       $12,107
1/99             $18,393       $18,430                 $13,975       $12,457
2/99             $17,111       $17,526                 $13,010       $11,447
3/99             $19,094       $18,428                 $13,883       $11,980
4/99             $19,215       $18,562                 $14,519       $12,935
5/99             $18,562       $18,036                 $14,374       $13,069
6/99             $19,771       $19,276                 $15,424       $13,993
7/99             $18,893       $18,664                 $15,625       $13,707
8/99             $18,941       $18,896                 $15,594       $13,411
9/99             $19,062       $18,550                 $15,761       $13,507
10/99            $20,642       $19,887                 $16,863       $14,165
11/99            $23,027       $21,028                 $18,611       $15,837
12/99            $28,630       $23,318                 $21,754       $18,824
1/00             $27,839       $22,288                 $21,342       $18,719
2/00             $33,446       $23,680                 $25,668       $23,521
3/00             $31,748       $25,019                 $25,037       $21,676
4/00             $28,558       $23,732                 $22,658       $19,564
5/00             $26,069       $22,477                 $20,880       $17,822
6/00             $30,049       $24,260                 $23,469       $20,178
7/00             $28,207       $23,174                 $22,641       $18,524
8/00             $31,811       $25,295                 $25,131       $20,939
9/00             $30,436       $22,978                 $23,901       $19,585
10/00            $27,237       $21,837                 $22,290       $18,374
11/00            $22,825       $18,568                 $18,553       $14,873
12/00            $24,076       $18,091                 $19,376       $15,795
1/01             $23,689       $19,356                 $19,986       $16,818
2/01             $20,300       $16,115                 $17,151       $14,223
3/01             $18,450       $14,382                 $15,430       $12,650
4/01             $20,588       $16,197                 $17,239       $14,578
5/01             $20,422       $16,004                 $17,327       $15,000
6/01             $19,846       $15,695                 $17,171       $15,340
7/01             $18,772       $15,237                 $16,295       $14,209
8/01             $17,387       $14,010                 $15,124       $13,263
9/01             $15,150       $12,554                 $13,051       $11,186
10/01            $15,870       $13,246                 $13,880       $12,290
11/01            $17,088       $14,508                 $15,048       $13,352
12/01            $17,476       $14,541                 $15,537       $14,084
1/02             $16,966       $14,266                 $15,146       $13,482
2/02             $16,213       $13,652                 $14,342       $12,649
3/02             $17,033       $14,171                 $15,216       $13,668
4/02             $16,911       $13,073                 $14,582       $13,215
5/02             $17,254       $12,724                 $14,152       $12,549
6/02             $16,446       $11,554                 $12,973       $11,395
7/02             $14,320       $10,840                 $11,630        $9,979
8/02             $14,076       $10,870                 $11,563        $9,977
9/02             $13,566        $9,764                 $10,745        $9,223
10/02            $13,987       $10,634                $11,355#        $9,753

# Reflects returns from November 30, 1996 to October 31, 2002, because the objective's return is only published at the end of the month.

                                    CLASS A                             CLASS B                            CLASS II
                             SEC                                 SEC                                 SEC
                           AVERAGE                             AVERAGE                             AVERAGE
FOCUSED MULTI-CAP          ANNUAL          CUMULATIVE          ANNUAL          CUMULATIVE          ANNUAL          CUMULATIVE
GROWTH PORTFOLIO           RETURN            RETURN+           RETURN            RETURN+           RETURN            RETURN+
1 Year Return                  -15.72%           -10.58%           -14.79%           -11.24%           -12.91%           -11.17%
5 Year Return                    1.65%            15.71%             1.89%            11.45%             1.99%            11.45%
Since Inception*                 5.58%            46.50%             5.80%            40.87%             4.78%            31.61%

                                    CLASS Z                             CLASS X
                             SEC                                 SEC
                           AVERAGE                             AVERAGE
FOCUSED MULTI-CAP          ANNUAL          CUMULATIVE          ANNUAL          CUMULATIVE
GROWTH PORTFOLIO           RETURN            RETURN+           RETURN            RETURN+
1 Year Return                  -10.10%           -10.10%              N/A               N/A
5 Year Return                     N/A               N/A               N/A               N/A
Since Inception*                 0.45%             2.09%              N/A             -1.48%

       + Cumulative returns do not reflect sales load.
       * Inception date for Class A and Class B: 11/19/96; Class II: 3/06/97; Class Z: 4/03/98; Class X: 8/01/02

         For the 12 month period ending October 31, 2002, Focused Multi-Cap Growth Portfolio Class B returned -14.79%, compared to -19.72% for the Russell 3000 Growth Index, -20.64% for the Russell 2500 Growth Index, and -18.35% for the Morningstar Aggressive Growth Objective. (Past performance is no guarantee of future results.)

FOCUSED MULTI-CAP GROWTH PORTFOLIO

The Multi-Cap Growth Portfolio aggressively seeks companies that the managers believe are poised for long-term growth, without regard to market capitalization. Due primarily to effective stock selection, all share classes of the Multi-Cap Growth Portfolio outperformed its Morningstar Objective average, the Russell 3000 Growth Index, and the Russell 2500 Growth Index for the twelve months ended October 31, 2002. As you can see in the graph, the Portfolio's Class B shares outperformed its Morningstar objective average, the Russell 3000 Growth Index, and the Russell 2500 Growth Index for the period since the Portfolio's inception in November 1996 as well. Our managers intend to continue their focus on identifying undiscovered investment opportunities with strong upside potential.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
DOLLARS (THOUSANDS)

       MORNINGSTAR SMALL   FOCUSED 2000   RUSSELL 2000
        GROWTH CATEGORY   GROWTH CLASS A  GROWTH INDEX
1/98             $10,000          $9,425       $10,000
1/98              $9,990          $9,416        $9,953
2/98             $10,809         $10,075       $10,832
3/98             $11,348         $10,518       $11,286
4/98             $11,441         $10,622       $11,356
5/98             $10,744         $10,028       $10,531
6/98             $10,950         $10,311       $10,638
7/98             $10,219          $9,340        $9,750
8/98              $8,046          $7,436        $7,499
9/98              $8,612          $7,983        $8,260
10/98             $8,983          $8,369        $8,690
11/98             $9,699          $8,869        $9,364
12/98            $10,659          $9,510       $10,212
1/99             $10,888          $9,755       $10,671
2/99              $9,955          $8,982        $9,695
3/99             $10,337          $9,510       $10,040
4/99             $10,878          $9,698       $10,927
5/99             $11,039          $9,755       $10,944
6/99             $11,966         $10,961       $11,521
7/99             $11,956         $10,867       $11,165
8/99             $11,765         $10,792       $10,747
9/99             $12,006         $11,282       $10,954
10/99            $12,602         $12,074       $11,235
11/99            $14,073         $13,638       $12,423
12/99            $16,444         $16,461       $14,612
1/00             $16,272         $16,508       $14,476
2/00             $19,995         $22,201       $17,845
3/00             $19,073         $20,240       $15,969
4/00             $17,171         $17,209       $14,356
5/00             $15,849         $15,590       $13,099
6/00             $18,318         $18,895       $14,792
7/00             $17,220         $16,878       $13,524
8/00             $19,196         $19,549       $14,946
9/00             $18,516         $18,516       $14,204
10/00            $17,446         $17,336       $13,051
11/00            $14,670         $14,505       $10,681
12/00            $15,963         $16,273       $11,335
1/02             $16,467         $15,710       $12,252
2/02             $14,476         $13,842       $10,573
3/02             $13,194         $12,164        $9,612
4/02             $14,731         $13,892       $10,788
5/02             $15,095         $13,641       $11,038
6/02             $15,488         $13,972       $11,339
7/02             $14,663         $13,199       $10,372
8/02             $13,847         $12,405        $9,724
9/02             $11,763         $10,417        $8,155
10/02            $12,681         $11,521        $8,940
11/02            $13,674         $12,767        $9,686
12/02            $14,533         $13,731       $10,289
1/02             $14,132         $13,440        $9,923
2/02             $13,290         $12,496        $9,281
3/02             $14,332         $13,299       $10,087
4/02             $13,989         $12,867        $9,869
5/02             $13,332         $12,636        $9,292
6/02             $12,383         $12,325        $8,504
7/02             $10,635         $10,728        $7,197
8/02             $10,645         $10,798        $7,194
9/02              $9,927         $10,035        $6,674
10/02            $10,322        $10,256#        $7,012

#Reflects returns from January 31, 1998 to October 31, 2002, because the category's return is only published at the end of the month.

                                            CLASS A                             CLASS B
                                     SEC                                 SEC
                                   AVERAGE                             AVERAGE
                                   ANNUAL          CUMULATIVE          ANNUAL          CUMULATIVE
FOCUSED 2000 GROWTH PORTFOLIO      RETURN            RETURN+           RETURN            RETURN+
1 Year Return                          -16.11%           -10.99%           -15.06%           -11.52%
Since Inception*                         0.53%             8.81%             0.61%             4.94%

                                           CLASS II                             CLASS I
                                     SEC                                 SEC
                                   AVERAGE                             AVERAGE
                                   ANNUAL          CUMULATIVE          ANNUAL          CUMULATIVE
FOCUSED 2000 GROWTH PORTFOLIO      RETURN            RETURN+           RETURN            RETURN+
1 Year Return                          -13.44%           -11.70%           -10.82%           -10.82%
Since Inception*                         0.76%             4.73%           -22.72%           -44.87%

       + Cumulative returns do not reflect sales load.
       * Inception date for Class A, Class B, and Class II: 1/06/98; Class I:
       7/10/00
       # For the purposes of the commentary, graph and accompanying table, it has been assumed that the maximum sales charge, of 5.75% of offer price, was deducted from the initial $10,000 investment in the Portfolio.

         For the 12 month period ending October 31, 2002, Focused 2000 Growth Portfolio Class A returned -16.11%, compared to -21.57% for the Russell 2000 Growth Index, and -18.32% for the Morningstar Small Growth Category. (Past performance is no guarantee of future results.)

FOCUSED 2000 GROWTH PORTFOLIO

The Focused 2000 Growth Portfolio seeks long-term growth of capital through a focus on smaller to mid-sized companies. All share classes of the Portfolio outperformed the Russell 2000 Growth Index for the twelve months ended
October 31, 2002. As you can see in the graph, the Portfolio's Class A shares closely tracked its Morningstar category average and significantly outperformed the Russell 2000 Growth Index for the period from the Portfolio's inception in January 1998 through October 31, 2002. While stocks of smaller companies may be more volatile than and not as readily marketable as those of larger companies, the Portfolio's focus on smaller to mid-sized companies allows investors to participate in a company's growth at an early stage.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
DOLLARS (THOUSANDS)

       FOCUSED LARGE-CAP  MORNINGSTAR LARGE  RUSSELL 1000  RUSSELL 1000
         VALUE CLASS B     VALUE CATEGORY       INDEX      VALUE INDEX
10/97            $10,000            $10,000       $10,000      $10,000
10/97             $9,488             $9,488        $9,477       $9,520
11/97             $9,712             $9,768        $9,888       $9,941
12/97             $9,784             $9,949       $10,089      $10,231
1/98              $9,696             $9,937       $10,164      $10,086
2/98             $10,336            $10,575       $10,888      $10,765
3/98             $10,792            $11,057       $11,438      $11,423
4/98             $10,968            $11,086       $11,555      $11,500
5/98             $10,584            $10,887       $11,305      $11,329
6/98             $10,680            $10,970       $11,724      $11,475
7/98             $10,300            $10,650       $11,583      $11,272
8/98              $8,699             $9,170        $9,851       $9,595
9/98              $9,203             $9,644       $10,515      $10,145
10/98            $10,011            $10,367       $11,345      $10,931
11/98            $10,348            $10,830       $12,048      $11,440
12/98            $10,572            $11,148       $12,815      $11,830
1/99             $10,484            $11,174       $13,272      $11,924
2/99             $10,323            $10,911       $12,851      $11,756
3/99             $10,685            $11,207       $13,343      $11,999
4/99             $11,740            $12,057       $13,901      $13,120
5/99             $11,611            $11,930       $13,601      $12,976
6/99             $12,014            $12,317       $14,294      $13,352
7/99             $11,595            $11,935       $13,858      $12,961
8/99             $11,289            $11,603       $13,728      $12,480
9/99             $10,733            $11,143       $13,350      $12,044
10/99            $11,168            $11,564       $14,248      $12,738
11/99            $11,112            $11,536       $14,614      $12,638
12/99            $11,343            $11,752       $15,495      $12,699
1/00             $10,955            $11,249       $14,860      $12,285
2/00             $10,683            $10,603       $14,821      $11,372
3/00             $11,911            $11,712       $16,171      $12,760
4/00             $11,878            $11,684       $15,632      $12,611
5/00             $12,093            $11,839       $15,228      $12,744
6/00             $11,944            $11,493       $15,616      $12,162
7/00             $11,969            $11,554       $15,357      $12,314
8/00             $12,670            $12,265       $16,493      $12,999
9/00             $12,431            $12,194       $15,728      $13,118
10/00            $12,678            $12,530       $15,538      $13,440
11/00            $12,117            $12,077       $14,117      $12,941
12/00            $12,793            $12,702       $14,288      $13,590
1/01             $13,153            $12,896       $14,758      $13,642
2/01             $12,502            $12,496       $13,381      $13,263
3/01             $12,082            $12,044       $12,493      $12,794
4/01             $12,708            $12,703       $13,496      $13,421
5/01             $12,887            $12,934       $13,588      $13,723
6/01             $12,579            $12,610       $13,281      $13,418
7/01             $12,373            $12,577       $13,099      $13,390
8/01             $11,833            $12,082       $12,301      $12,854
9/01             $11,037            $11,147       $11,258      $11,949
10/01            $10,977            $11,219       $11,492      $11,846
11/01            $11,816            $11,913       $12,377      $12,535
12/01            $12,099            $12,138       $12,509      $12,830
1/02             $11,765            $11,972       $12,350      $12,731
2/02             $11,491            $11,925       $12,104      $12,752
3/02             $11,799            $12,433       $12,602      $13,355
4/02             $11,182            $11,967       $11,880      $12,897
5/02             $11,217            $11,961       $11,775      $12,962
6/02             $10,000            $11,142       $10,906      $12,217
7/02              $9,366            $10,182       $10,099      $11,082
8/02              $9,691            $10,248       $10,152      $11,165
9/02              $8,320             $9,094        $9,061       $9,924
10/02             $9,193            $9,689#        $9,814      $10,659

# Reflects returns from October 31, 1997 to October 31, 2002, because the category's return is only published at the end of the month.

                                       CLASS A                             CLASS B
                                SEC                                 SEC
                              AVERAGE                             AVERAGE
FOCUSED LARGE-CAP VALUE       ANNUAL          CUMULATIVE          ANNUAL          CUMULATIVE
PORTFOLIO                     RETURN            RETURN+           RETURN            RETURN+
1 Year Return                     -19.84%           -14.93%           -18.84%           -15.46%
5 Year Return                      -0.97%             1.05%            -0.82%            -2.19%
Since Inception*                   -1.99%            -4.12%            -1.65%            -7.20%

                                      CLASS II                             CLASS Z
                                SEC                                 SEC
                              AVERAGE                             AVERAGE
FOCUSED LARGE-CAP VALUE       ANNUAL          CUMULATIVE          ANNUAL          CUMULATIVE
PORTFOLIO                     RETURN            RETURN+           RETURN            RETURN+
1 Year Return                     -17.05%           -15.37%           -14.35%           -14.35%
5 Year Return                      -0.61%            -2.01%              N/A               N/A
Since Inception*                   -1.64%            -7.03%            -2.56%           -11.12%

       + Cumulative returns do not reflect sales load.
       * Inception date for Class A and Class B: 10/15/97; Class II: 10/15/97; Class Z: 4/16/98

         For the 12 month period ending October 31, 2002, Focused Large-Cap Value Portfolio Class B returned -18.84%, compared to -14.60% for the Russell 1000 Index, -10.02% for the Russell 1000 Value Index, and -13.70% for the Morningstar Large Value Category. (Past performance is no guarantee of future results.)

FOCUSED LARGE-CAP VALUE PORTFOLIO

As you can see in the graph above, the Class B shares of the Focused Large-Cap Value Portfolio tracked its Morningstar category average and the Russell 1000 Index for the period from the Portfolio's inception in October 1997 through October 31, 2002. It is worth noting that for the 3-year period ended
October 31, 2002, all share classes of the Portfolio outperformed its Morningstar category average and the Russell 1000 Index. Our managers generally invest in larger, highly recognizable companies with established businesses that they believe to be undervalued in the market. Looking ahead, they will continue to seek profits for the Portfolio from the eventual market recognition of the true value of these holdings as the companies' stock prices rebound to historical growth paths.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
DOLLARS (THOUSANDS)

       FOCUSED MULTI-CAP  RUSSELL 3000  MORNINGSTAR LARGE  RUSSELL 1000
         VALUE CLASS B    VALUE INDEX    VALUE CATEGORY    VALUE INDEX
11/99            $10,000      $10,000             $10,000      $10,000
11/99            $10,224       $9,930              $9,976       $9,922
12/99            $10,512       $9,995             $10,163       $9,970
1/00             $10,280       $9,674              $9,727       $9,644
2/00             $10,016       $9,043              $9,169       $8,928
3/00             $11,024      $10,066             $10,127      $10,017
4/00             $11,064       $9,961             $10,104       $9,901
5/00             $11,288      $10,048             $10,237      $10,005
6/00             $11,336       $9,640              $9,939       $9,548
7/00             $11,456       $9,774              $9,991       $9,667
8/00             $11,992      $10,310             $10,606      $10,205
9/00             $12,144      $10,395             $10,545      $10,299
10/00            $12,928      $10,631             $10,835      $10,552
11/00            $13,208      $10,248             $10,443      $10,160
12/00            $13,715      $10,799             $10,984      $10,669
1/01             $15,176      $10,857             $11,152      $10,710
2/01             $14,325      $10,575             $10,806      $10,412
3/01             $13,707      $10,215             $10,415      $10,044
4/01             $14,726      $10,714             $10,984      $10,537
5/01             $14,859      $10,957             $11,184      $10,774
6/01             $15,301      $10,762             $10,904      $10,534
7/01             $15,243      $10,724             $10,875      $10,512
8/01             $14,625      $10,321             $10,448      $10,091
9/01             $13,674       $9,566              $9,639       $9,381
10/01            $13,749       $9,505              $9,702       $9,300
11/01            $14,483      $10,067             $10,302       $9,841
12/01            $14,997      $10,331             $10,496      $10,073
1/02             $14,568      $10,267             $10,353       $9,995
2/02             $14,396      $10,287             $10,312      $10,011
3/02             $14,989      $10,795             $10,752      $10,485
4/02             $14,353      $10,482             $10,349      $10,125
5/02             $14,482      $10,502             $10,343      $10,176
6/02             $13,278       $9,928              $9,634       $9,592
7/02             $12,196       $8,964              $8,805       $8,700
8/02             $12,110       $9,024              $8,862       $8,766
9/02             $11,001       $8,046              $7,864       $7,791
10/02            $11,019       $8,608              $8,379       $8,368

                                       CLASS A                             CLASS B
                                SEC                                 SEC
                              AVERAGE                             AVERAGE
FOCUSED MULTI-CAP VALUE       ANNUAL          CUMULATIVE          ANNUAL          CUMULATIVE
PORTFOLIO                     RETURN            RETURN+           RETURN            RETURN+
1 Year Return                     -21.87%           -17.09%           -20.87%           -17.67%
Since Inception*                    2.83%            15.35%             3.29%            13.19%

                                      CLASS II                             CLASS I
                                SEC                                 SEC
                              AVERAGE                             AVERAGE
FOCUSED MULTI-CAP VALUE       ANNUAL          CUMULATIVE          ANNUAL          CUMULATIVE
PORTFOLIO                     RETURN            RETURN+           RETURN            RETURN+
1 Year Return                     -19.32%           -17.68%        N/A               N/A
Since Inception*                    3.83%            13.11%           -21.85%           -21.85%

       + Cumulative returns do not reflect sales load.
       * Inception date for Class A, Class B and Class II: 11/01/99; Class I:
       11/21/01

         For the 12 month period ending October 31, 2002, Focused Multi-Cap Value Portfolio Class B returned -20.87%, compared to -10.02% for the Russell 1000 Value Index, -9.45% for the Russell 3000 Value Index, and -13.70% for the Morningstar Large Value Category. (Past performance is no guarantee of future results.)

FOCUSED MULTI-CAP VALUE PORTFOLIO

The Focused Multi-Cap Value Portfolio aggressively seeks companies that the managers believe are poised for above-average returns, without regard to market capitalization. As you can see in the graph above, the Class B shares of the Focused Multi-Cap Value Portfolio significantly outperformed the Russell 3000 Value Index, the Russell 1000 Value Index, and the Morningstar category average for the period from the Portfolio's inception in November 1999 through October 31, 2002. Because the Portfolio may invest in companies of any size, it will seek investment opportunities in the market capitalization that may be in favor at any given time. In our view, a position in the Focused Multi-Cap Value Portfolio may be particularly helpful to investors in weathering adverse markets as well as participating in market gains during periods of prosperity.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
DOLLARS (THOUSANDS)

       FOCUSED 2000   MORNINGSTAR SMALL  RUSSELL 2000
       VALUE CLASS B   VALUE CATEGORY    VALUE INDEX
10/97        $10,000            $10,000      $10,000
10/97         $9,704             $9,704       $9,549
11/97         $9,728             $9,685       $9,653
12/97         $9,960             $9,821       $9,981
1/98          $9,736             $9,667       $9,800
2/98         $10,392            $10,261      $10,392
3/98         $10,736            $10,708      $10,814
4/98         $10,776            $10,811      $10,867
5/98         $10,328            $10,410      $10,483
6/98         $10,104            $10,200      $10,423
7/98          $9,454             $9,514       $9,607
8/98          $7,781             $7,926       $8,102
9/98          $8,085             $8,171       $8,560
10/98         $8,598             $8,512       $8,814
11/98         $8,878             $8,865       $9,053
12/98         $9,222             $9,147       $9,337
1/99          $9,086             $9,003       $9,125
2/99          $8,341             $8,426       $8,502
3/99          $8,341             $8,304       $8,432
4/99          $9,286             $9,111       $9,201
5/99          $9,678             $9,437       $9,484
6/99         $10,047             $9,874       $9,828
7/99          $9,886             $9,772       $9,594
8/99          $9,558             $9,385       $9,244
9/99          $9,414             $9,162       $9,059
10/99         $9,238             $8,960       $8,878
11/99         $9,462             $9,201       $8,924
12/99         $9,750             $9,556       $9,198
1/00          $9,462             $9,249       $8,957
2/00          $9,454             $9,459       $9,505
3/00         $10,263             $9,958       $9,549
4/00         $10,175             $9,949       $9,606
5/00         $10,295             $9,869       $9,459
6/00         $10,271            $10,104       $9,736
7/00         $10,535            $10,244      $10,060
8/00         $11,167            $10,884      $10,510
9/00         $10,903            $10,824      $10,450
10/00        $10,927            $10,740      $10,413
11/00        $10,775            $10,409      $10,201
12/00        $11,936            $11,398      $11,297
1/01         $12,488            $11,974      $11,609
2/01         $12,144            $11,854      $11,593
3/01         $11,784            $11,578      $11,407
4/01         $12,408            $12,277      $11,935
5/01         $12,904            $12,819      $12,242
6/01         $13,249            $13,119      $12,734
7/01         $13,057            $12,988      $12,449
8/01         $12,992            $12,839      $12,406
9/01         $11,592            $11,361      $11,036
10/01        $12,128            $11,802      $11,325
11/01        $12,952            $12,544      $12,138
12/01        $13,788            $13,320      $12,881
1/02         $13,771            $13,355      $13,052
2/02         $13,719            $13,445      $13,132
3/02         $14,671            $14,462      $14,115
4/02         $14,260            $14,780      $14,612
5/02         $14,002            $14,391      $14,129
6/02         $12,998            $13,906      $13,816
7/02         $11,660            $12,117      $11,763
8/02         $11,574            $12,138      $11,711
9/02         $10,279            $11,228      $10,875
10/02        $10,839           $11,413#      $11,038

#Reflects returns from October 31, 1997 to October 31, 2002, because the category's return is only published at the end of the month.

                                           CLASS A                             CLASS B
                                    SEC                                 SEC
                                  AVERAGE                             AVERAGE
                                  ANNUAL          CUMULATIVE          ANNUAL          CUMULATIVE
FOCUSED 2000 VALUE PORTFOLIO      RETURN            RETURN+           RETURN            RETURN+
1 Year Return                         -14.36%            -9.13%           -13.17%            -9.80%
5 Year Return                           1.89%            16.51%             2.06%            12.73%
Since Inception*                        1.29%            13.15%             1.61%             9.39%

                                          CLASS II                            CLASS Z
                                    SEC                                SEC
                                  AVERAGE                            AVERAGE
                                  ANNUAL          CUMULATIVE          ANNUAL         CUMULATIVE
FOCUSED 2000 VALUE PORTFOLIO      RETURN            RETURN+           RETURN           RETURN+
1 Year Return                         -11.51%            -9.79%           -8.60%            -8.60%
5 Year Return                           2.22%            12.72%             N/A               N/A
Since Inception*                        1.60%             9.47%            1.38%             6.48%

       + Cumulative returns do not reflect sales load.
       * Inception date for Class A, Class B, and Class II: 10/15/97; Class Z:
       4/03/98

         For the 12 month period ending October 31, 2002, Focused 2000 Value Portfolio Class B returned -13.17%, compared to -2.53% for the Russell 2000 Value Index, and -3.12% for the Morningstar Small Value Category. (Past performance is no guarantee of future results.)

FOCUSED 2000 VALUE PORTFOLIO

Class B shares of the Focused 2000 Value Portfolio tracked both the Russell 2000 Value Index and the Morningstar Small Value category average for the period from the Portfolio's inception in October 1997 through October 31, 2002, as indicated in the graph above. The Portfolio remained disciplined to its strategy of seeking to profit from eventual market recognition of the true value of its holdings as those stock prices rebound to historical growth rates. Although future periods of volatility are anticipated, we believe there continues to be opportunities to find small-cap stocks that will enable us to provide value-added performance.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
DOLLARS (THOUSANDS)

       FOCUSED GROWTH AND  MORNINGSTAR LARGE  S&P 500
         INCOME CLASS B     BLEND CATEGORY     INDEX
10/97             $10,000            $10,000  $10,000
10/97              $9,568             $9,568   $9,476
11/97              $9,888             $9,852   $9,914
12/97             $10,104            $10,010  $10,084
1/98              $10,104            $10,067  $10,196
2/98              $10,744            $10,760  $10,931
3/98              $11,256            $11,240  $11,490
4/98              $11,160            $11,349  $11,606
5/98              $10,936            $11,108  $11,406
6/98              $11,112            $11,440  $11,869
7/98              $10,807            $11,242  $11,743
8/98               $9,166             $9,619  $10,048
9/98               $9,566            $10,129  $10,691
10/98             $10,375            $10,877  $11,560
11/98             $10,863            $11,486  $12,261
12/98             $11,355            $12,159  $12,967
1/99              $11,599            $12,536  $13,509
2/99              $11,298            $12,146  $13,089
3/99              $11,842            $12,578  $13,613
4/99              $12,321            $13,065  $14,140
5/99              $11,850            $12,811  $13,806
6/99              $12,581            $13,476  $14,572
7/99              $12,297            $13,114  $14,118
8/99              $12,345            $12,955  $14,048
9/99              $12,256            $12,629  $13,663
10/99             $13,717            $13,318  $14,527
11/99             $14,869            $13,636  $14,823
12/99             $17,848            $14,488  $15,696
1/00              $16,746            $13,882  $14,907
2/00              $18,591            $13,894  $14,625
3/00              $18,838            $15,019  $16,056
4/00              $17,019            $14,581  $15,573
5/00              $15,568            $14,272  $15,253
6/00              $17,182            $14,619  $15,629
7/00              $17,053            $14,428  $15,385
8/00              $19,188            $15,369  $16,340
9/00              $17,916            $14,674  $15,478
10/00             $16,328            $14,563  $15,412
11/00             $14,492            $13,469  $14,197
12/00             $14,865            $13,725  $14,267
1/01              $14,821            $14,065  $14,773
2/01              $13,157            $12,953  $13,426
3/01              $12,246            $12,173  $12,575
4/01              $13,174            $13,058  $13,553
5/01              $13,148            $13,135  $13,643
6/01              $12,859            $12,798  $13,311
7/01              $12,535            $12,618  $13,180
8/01              $11,624            $11,911  $12,355
9/01              $10,836            $10,941  $11,358
10/01             $10,949            $11,176  $11,574
11/01             $11,992            $11,957  $12,462
12/01             $11,869            $12,092  $12,571
1/02              $11,633            $11,880  $12,388
2/02              $11,563            $11,653  $12,149
3/02              $12,272            $12,091  $12,606
4/02              $12,123            $11,490  $11,842
5/02              $12,132            $11,383  $11,754
6/02              $11,466            $10,585  $10,917
7/02              $10,546             $9,777  $10,066
8/02              $10,757             $9,827  $10,132
9/02               $9,635             $8,877   $9,031
10/02             $10,077            $9,512#   $9,826

#Reflects returns from October 31, 1997 to October 31, 2002, because the category's return is only published at the end of the month.

                                    CLASS A                             CLASS B                            CLASS II
                             SEC                                 SEC                                SEC
                           AVERAGE                             AVERAGE                            AVERAGE
FOCUSED GROWTH AND         ANNUAL          CUMULATIVE          ANNUAL          CUMULATIVE          ANNUAL         CUMULATIVE
INCOME PORTFOLIO           RETURN            RETURN+           RETURN            RETURN+           RETURN           RETURN+
1 Year Return                  -11.67%            -6.30%           -10.60%            -6.88%           -8.77%            -6.89%
5 Year Return                    0.66%             9.65%             0.85%             6.29%            0.99%             6.11%
Since Inception*                -0.19%             5.09%             0.15%             1.70%            0.11%             1.61%

                                    CLASS Z                         CLASS X
                             SEC                             SEC
                           AVERAGE                         AVERAGE
FOCUSED GROWTH AND         ANNUAL          CUMULATIVE       ANNUAL      CUMULATIVE
INCOME PORTFOLIO           RETURN            RETURN+        RETURN        RETURN+
1 Year Return                   -5.80%            -5.80%    N/A            N/A
5 Year Return               N/A               N/A           N/A            N/A
Since Inception*               -21.03%           -38.63%    N/A               -17.11%

       + Cumulative returns do not reflect sales load.
       * Inception date for Class A, Class B, and Class II: 10/15/97; Class Z:
       10/06/00; Class X: 3/19/02

         For the 12 month period ending October 31, 2002, Focused Growth and Income Portfolio Class B returned -10.60%, compared to -15.11% for the S&P 500 Index, and -15.05% for the Morningstar Large Blend Category. (Past performance is no guarantee of future results.)

FOCUSED GROWTH AND INCOME PORTFOLIO

Primarily due to effective individual stock selection and sector allocation within a focused structure of a maximum of 30 stocks, all share classes of the Focused Growth and Income Portfolio outperformed the S&P 500 Index and its Morningstar category average for the fiscal year ended October 31, 2002. As you can see in the graph above, Class B shares of the Focused Growth and Income Portfolio also outperformed the S&P 500 Index and the Morningstar Large Blend category average for the period from the Portfolio's inception in October 1997 through October 31, 2002. Looking ahead, we expect that volatility in the stock market will continue. Therefore, we believe the importance of investing in the favorite stocks of both growth and value managers to provide an all-weather fund that spans the style spectrum will increase even further as we move into 2003.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
DOLLARS (THOUSANDS)

       FOCUSED INTERNATIONAL                   MORNINGSTAR FOREIGN
          EQUITY CLASS B      MSCI EAFE INDEX    STOCK CATEGORY
11/01                $10,000          $10,000              $10,000
11/01                $10,608          $10,369              $10,408
12/01                $10,920          $10,430              $10,555
1/02                 $10,528           $9,876              $10,138
2/02                 $10,696           $9,945              $10,183
3/02                 $11,408          $10,483              $10,721
4/02                 $11,696          $10,553              $10,763
5/02                 $11,760          $10,686              $10,865
6/02                 $11,352          $10,261              $10,423
7/02                 $10,128           $9,248               $9,410
8/02                 $10,072           $9,227               $9,358
9/02                  $9,464           $8,236               $8,375
10/02                 $9,170           $8,679               $8,742

                                                    CLASS A                           CLASS B
                                             SEC                               SEC
                                           AVERAGE                           AVERAGE
                                            ANNUAL         CUMULATIVE         ANNUAL         CUMULATIVE
FOCUSED INTERNATIONAL EQUITY PORTFOLIO      RETURN          RETURN+           RETURN          RETURN+
1 Year Return                              -9.43%           -3.92%           -8.30%           -4.48%
Since Inception*                           -9.43%                -3.92%      -8.30%                -4.48%

                                                   CLASS II
                                             SEC
                                           AVERAGE
                                            ANNUAL         CUMULATIVE
FOCUSED INTERNATIONAL EQUITY PORTFOLIO      RETURN          RETURN+
1 Year Return                              -6.49%           -4.56%
Since Inception*                           -6.49%                -4.56%

       + Cumulative returns do not reflect sales load.
       * Inception date for Class A, Class B and Class II: 11/01/01

         For the 12 month period ending October 31, 2002, Focused International Equity Portfolio Class B returned -8.30%, compared to -13.21% for the MSCI EAFE Index, and -12.58% for the Morningstar Foreign Stock Category. (Past performance is no guarantee of future results.)

FOCUSED INTERNATIONAL EQUITY PORTFOLIO

This past fiscal year was a challenging one for international equity investors, as the international equity markets showed a continued performance correlation with the turbulent U.S. equity markets. All the more noteworthy then is the Focused International Equity Portfolio's performance. As indicated in the graph above, for the twelve months since the Portfolio's inception on November 1, 2001 through October 31, 2002, Class B shares of the Portfolio outperformed both the MSCI EAFE Index and the Morningstar Foreign Stock category average. Looking ahead, we believe that current international market conditions present a rare opportunity to buy high-quality companies at irrationally depressed prices, as our managers pursue an objective of long-term growth of capital.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[AIG SUNAMERICA MUTUAL FUNDS LOGO]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
DOLLARS (THOUSANDS)

       FOCUSED TECHNOLOGY  MORNINGSTAR SPECIALTY-  NASDAQ 100
            CLASS B         TECHNOLOGY CATEGORY      INDEX
5/00              $10,000                 $10,000     $10,000
5/00              $10,520                 $10,520     $10,182
6/00              $13,320                 $12,345     $11,529
7/00              $13,080                 $11,761     $11,056
8/00              $15,480                 $13,647     $12,491
9/00              $14,384                 $12,257     $10,938
10/00             $12,376                 $10,887     $10,055
11/00              $8,528                  $8,029      $7,679
12/00              $8,776                  $7,860      $7,174
1/01               $8,920                  $8,636      $7,944
2/01               $6,088                  $6,207      $5,847
3/01               $4,656                  $5,159      $4,820
4/01               $5,640                  $6,209      $5,684
5/01               $5,392                  $5,939      $5,515
6/01               $5,144                  $5,864      $5,608
7/01               $4,392                  $5,319      $5,159
8/01               $3,624                  $4,609      $4,504
9/01               $2,712                  $3,576      $3,581
10/01              $3,144                  $4,170      $4,183
11/01              $3,680                  $4,831      $4,892
12/01              $3,872                  $4,877      $4,834
1/02               $3,696                  $4,798      $4,752
2/02               $3,184                  $4,111      $4,167
3/02               $3,520                  $4,518      $4,454
4/02               $2,984                  $3,952      $3,916
5/02               $2,760                  $3,710      $3,705
6/02               $2,464                  $3,218      $3,224
7/02               $2,320                  $2,861      $2,951
8/02               $2,272                  $2,769      $2,890
9/02               $1,992                  $2,357      $2,553
10/02              $2,142                 $2,753#      $3,035

#Reflects returns from May 31, 2002 to October 31, 2002, because the category's return is only published at the end of the month.

                                           CLASS A                             CLASS B
                                    SEC                                 SEC
                                  AVERAGE                             AVERAGE
                                  ANNUAL          CUMULATIVE          ANNUAL          CUMULATIVE
FOCUSED TECHNOLOGY PORTFOLIO      RETURN            RETURN+           RETURN            RETURN+
1 Year Return                         -33.41%           -29.37%           -32.82%           -30.03%
Since Inception*                      -47.16%           -77.68%           -46.77%           -77.92%

                                          CLASS II                             CLASS Z
                                    SEC                                 SEC
                                  AVERAGE                             AVERAGE
                                  ANNUAL          CUMULATIVE          ANNUAL          CUMULATIVE
FOCUSED TECHNOLOGY PORTFOLIO      RETURN            RETURN+           RETURN            RETURN+
1 Year Return                         -31.25%           -29.85%           -29.07%           -29.07%
Since Inception*                      -46.41%           -78.00%           -58.14%           -83.61%

       + Cumulative returns do not reflect sales load.
       * Inception date for Class A, Class B and Class II: 5/22/00; Class Z:
       10/03/00

         For the 12 month period ending October 31, 2002, Focused Technology Portfolio Class B returned -32.82%, compared to -27.44% for the NASDAQ 100 Index, and -34.18% for the Morningstar Specialty-Technology Category. (Past performance is no guarantee of future results.)

FOCUSED TECHNOLOGY PORTFOLIO

Focused Technology Portfolio seeks long term growth of capital by investing generally in 30 equity securities of companies of any size that the managers believe are leading producers or beneficiaries of technological innovation. As you can see in the graph above, the Portfolio has faced an extremely challenging period since its inception in May 2000, underperforming the NASDAQ 100 Index and its Morningstar category average. Still, the Portfolio outperformed its Lipper and Morningstar category averages for the twelve months ended October 31, 2002 -- a fact worth noting during a highly volatile period for the equity markets in general and for technology stocks in particular.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

FOCUSED MULTI-MANAGED MUTUAL FUNDS

FOCUSED LARGE-CAP GROWTH PORTFOLIO             [MARISCO LOGO]                                [SALOMON BROTHERS LOGO]

FOCUSED 2000 GROWTH PORTFOLIO                  [BARON FUNDS LOGO]                            [OBERWEIS LOGO]

FOCUSED MULTI-CAP GROWTH PORTFOLIO             [JANUS LOGO]                                  [CREDIT SUISSE/ASSET MANAGEMENT LOGO]

FOCUSED GROWTH AND INCOME PORTFOLIO            [MARISCO LOGO]                                [THORNBURG INVESTMENT MANAGEMENT LOGO]

FOCUSED LARGE-CAP VALUE PORTFOLIO              [DVM LOGO]                                    [OAKMARK FAMILY OF FUNDS LOGO]

FOCUSED 2000 VALUE PORTFOLIO                   [THIRD AVENUE FUNDS LOGO]                     [BERGER LOGO]

FOCUSED MULTI-CAP VALUE PORTFOLIO              [THIRD AVENUE FUNDS LOGO]                     [THORNBURG INVESTMENT MANAGEMENT LOGO]

FOCUSED INTERNATIONAL EQUITY PORTFOLIO         [OAKMARK FAMILY OF FUNDS LOGO]                [STANDISH MELLON ASSET MANAGEMENT LOGO]

FOCUSED TECHNOLOGY PORTFOLIO                   [VANWAGONER FUNDS LOGO]                       [DRESDNER RCM GLOBAL FUNDS LOGO]

FOCUSED LARGE-CAP GROWTH PORTFOLIO             [ALGER LOGO]

FOCUSED 2000 GROWTH PORTFOLIO                  [DEUTSCHE ASSET MANAGEMENT LOGO]

FOCUSED MULTI-CAP GROWTH PORTFOLIO             [AIG SUNAMERICA ASSET MANAGEMENT LOGO]

FOCUSED GROWTH AND INCOME PORTFOLIO            [OAKMARK FAMILY OF FUNDS LOGO]

FOCUSED LARGE-CAP VALUE PORTFOLIO              [WELLINGTON MANAGEMENT LOGO]

FOCUSED 2000 VALUE PORTFOLIO                   [BOSTON PARTNERS ASSET MANAGEMENT L.P. LOGO]

FOCUSED MULTI-CAP VALUE PORTFOLIO              [AMERICAN CENTURY LOGO]

FOCUSED INTERNATIONAL EQUITY PORTFOLIO         [MFS(R) LOGO]

FOCUSED TECHNOLOGY PORTFOLIO                   [AIG SUNAMERICA ASSET MANAGEMENT LOGO]

                                               SUNAMERICA CAPITAL SERVICES, INC.
                                                     HARBORSIDE FINANCIAL CENTER
                                                                    3200 PLAZA 5
                                                      JERSEY CITY, NJ 07311-4992
                                                                    800-858-8850

WWW.SUNAMERICAFUNDS.COM                                      [AIG SUNAMERICA
                                                              MUTUAL FUNDS LOGO]

This report is submitted solely for the general information of shareholders of the fund. Distribution of this report to persons other than shareholders of the fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.

                                                                     FOANN-10/02